UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2009

Date of reporting period: March 1, 2008 — August 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Floating Rate Income Fund

FUND SYMBOL (CLASS A SHARES): PFLRX

8|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Floating Rate
Income Fund

8 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth.	11
Expenses	13
Portfolio turnover	15
Risk	16
Your fund’s management.	17
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders.	25
Financial statements	26

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets are currently experiencing the kind of upheaval not seen in many years. Investor confidence has been shaken by losses across a range of sectors worldwide and by the collapse of several financial industry companies. We are encouraged by the federal government’s swift, decisive actions, which we believe will restore stability to the financial system in due course. It should be pointed out that indicators of economic activity in the broader economy, while pointing to slower growth in the near term, still describe a solid underlying business environment.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

Lastly, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

A distinctive way to diversify a portfolio of traditional bonds

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

However, floating-rate loans have risks, and their prices can fall, particularly in periods when economic growth is slowing and rates are declining.

Floating rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

Bank loans: a market of growing importance

Bank loans may be a less familiar asset class to many investors, but over the past 10 years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds, and issuance of floating-rate loans continues to grow rapidly.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 3.25%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception of the Lehman U.S. High Yield Loan Index was 12/31/05, which was after the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

Paul Scanlon

Paul, thanks for sitting down with us today to discuss Floating Rate Income Fund’s recent performance. How did the fund perform over the past six months?

For the six months ending August 31, 2008, the fund returned 3.65%, compared with 3.44% for the Lipper peer group average, Loan Participation Funds, and 4.17% for its primary benchmark, the Lehman U.S. High Yield Loan Index. The fund’s secondary benchmark, the S&P/LSTA Leveraged Loan Index, returned 3.91% for the period.

It is useful to talk about the market environment in the months leading up to the beginning of the period. In late 2007, the bank-loan market diverged considerably from its return profile. Historically, loans have demonstrated lower volatility and correlation with other fixed income securities. In 2007 and 2008, we’ve seen a convergence among non-investment-grade securities as loans became more correlated and volatility increased. Against this backdrop, bank loans partially recovered during the period, and the asset class posted a positive return.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/08. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 19.

What factors helped the floating-rate bank-loan market to recover?

One of the main factors aiding the bank-loan market was that the large supply/demand imbalance that had weighed on the market prior to the period was worked through as deals were issued or cancelled. Again, it helps to look back in order to understand what transpired during the period. Before the summer of 2007, a positive environment for bank loans led companies and leveraged buyout sponsors to issue a significant amount of new supply. Prices in the floating-rate bank-loan market also were bolstered by significant demand from hedge funds and collateralized loan obligations (CLOs), investment vehicles backed by receivables from loans.

In the summer of 2007, problems in the subprime mortgage market caused demand for bank loans from CLOs and hedge funds to disappear at a time when a large amount of new issuance hit the market. The combination of oversupply and little demand caused prices in the bank-loan market to decline sharply, as did concerns about the health of the U.S. economy. However, during the past six months, there has been a significant reduction of supply, from about $230 billion of issuance at its peak to around $45 billion by period-end, which helped bank loans rally during the period.

What strategy did you pursue during the period?

Given the underlying uncertainty in the market and the economy, we continued to maintain a defensive posture. The

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

HCA, Inc. (1.1%)	Health care	Health care

SunGard Data Systems, Inc. (1.0%)	Technology	Computers

Dean Foods Co. (1.0%)	Consumer staples	Food

Transdigm, Inc. (1.0%)	Capital goods	Aerospace and defense

Tribune Co. (1.0%)	Consumer cyclicals	Publishing

Celanese Corp. (1.0%)	Basic materials	Chemicals

Hawker Beechcraft Acquisition Co., LLC (0.9%)	Capital goods	Aerospace and defense

Cebridge Connections, Inc. (0.9%)	Consumer staples	Cable television

Community Health Systems, Inc. (0.9%)	Health care	Health care

Wm. Wrigley Jr., Co. (0.9%)	Consumer staples	Food

portfolio is highly diversified with a bias toward loans issued by large companies. In addition, Putnam Floating Rate Income Fund has an up-in-quality bias versus its benchmark. We favored bank loans issued by firms that were rich in physical assets, because we felt this would offer some protection in an uncertain market. These companies could sell these assets in an emergency, if needed, instead of issuing more debt or attempting to sell a less-tangible asset at a loss. Given the uncertain environment, we also carried a stake in cash equivalents that was higher than usual.

What factors helped and hurt the fund’s relative return?

The fund’s up-in-quality bias helped performance during the period. At the sector level, the fund benefited from being overweight the energy sector, which profited from the rise in the price of natural gas. Energy companies are generally seen as being less sensitive to any economic downturn, which also helped these companies. An overweight position in metals and minerals also aided performance, as these companies enjoyed strong profits resulting from high commodity prices. Relative performance was also bolstered by being underweight housing and financials, which suffered in the subprime mortgage meltdown. Lastly, an underweight stake in gaming and leisure buoyed results. This sector proved more cyclical, or economically sensitive, than anticipated, and struggled as a result of a downturn in consumer spending. On the negative side, overweighting the diversified media sector dampened

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

returns, as did the fund’s cash position, which hindered results as the market rallied. Other areas we were overweight during the period included aerospace, broadcasting, and consumer products. In addition, we were underweight the chemicals, retail, services, and transportation industries.

Paul, what’s your outlook?

It is an unusual time in the credit markets. Although loans partially recovered during the period, bank-loan spreads are much wider than their historic average. High-yield spreads have also widened, which would normally be associated with well-above-average default rates. However, default rates remain low by historic measures and, while we believe they will rise, the market appears to have factored in at least some of that increase. We believe that corporate fundamentals will continue to deteriorate due to weaker economic conditions, the threat of building inflation, and issues surrounding the beleaguered banking sector. This pessimism, however, is offset somewhat by our positive view regarding bank-loan valuations, which remain near historic lows and compare favorably with average default rates. Given this backdrop, we currently find loan prices to be moderately attractive, especially given that bank loans are senior in a companies’ capital structure and are typically secured by company assets. As always, we aim to take advantage of the opportunities presented to us, believing that our approach can benefit shareholders as the environment evolves.

I N  T H E  N E W S

On October 3, lawmakers approved a $700 billion rescue plan for the ailing financial industry. In mid-September, with portions of the financial system perilously close to collapse, the Bush Administration, along with the heads of the U.S. Treasury and the Federal Reserve Bank, called upon Congressional lawmakers to quickly approve a plan to buy the failed mortgages and mortgage-related securities that are at the heart of the crisis. Treasury Secretary Henry Paulson said that this more aggressive, comprehensive plan was necessary because the“case-by-case” rescues of firms such as Bear Stearns, AIG, and Fannie Mae and Freddie Mac had not done enough to restore investor confidence.

Thanks, Paul, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/08

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.61%	7.90%	8.92%	8.92%	8.20%	8.20%	10.96%	8.78%	10.51%	12.39%
Annual average	2.73	1.88	2.12	2.12	1.95	1.95	2.58	2.09	2.48	2.91

3 years	7.29	3.79	5.44	3.64	5.04	5.04	6.93	4.80	6.48	8.02
Annual average	2.37	1.25	1.78	1.20	1.65	1.65	2.26	1.58	2.11	2.60

1 year	–0.23	–3.44	–0.76	–3.58	–0.87	–1.81	–0.28	–2.31	–0.37	0.02

6 months	3.65	0.26	3.44	0.44	3.36	2.36	3.55	1.50	3.51	3.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.25% and 2.00% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 8/31/08

		S&P/LSTA	Lipper Loan
	Lehman U.S. High	Leveraged Loan	Participation Funds
	Yield Loan Index†	Index	category index*

Life of fund	—	14.42%	12.16%
Annual average	—	3.35	2.85

3 years	—	8.51	6.65
Annual average	—	2.76	2.16

1 year	0.23%	–0.19	–1.00

6 months	4.17	3.91	3.44

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 8/31/08, there were 92, 75, 46, and 34 funds, respectively, in this Lipper category.

† Inception of the index is 12/31/05.

Fund price and distribution information For the six-month period ended 8/31/08

Distributions		Class A		Class B	Class C		Class M	Class R	Class Y

Number		6		6	6		6	6	6

Income		$0.233626		$0.206011	$0.199124		$0.226705	$0.222134	$0.245186

Capital gains		—		—	—		—	—	—

Total		$0.233626		$0.206011	$0.199124		$0.226705	$0.222134	$0.245186

Share value:	NAV		POP	NAV	NAV	NAV	POP	NAV	NAV

2/29/08	$8.90		$9.20	$8.89	$8.89	$8.90	$9.08	$8.90	$8.90

8/31/08	8.99		9.29	8.99	8.99	8.99	9.17	8.99	8.99

Current yield
(end of period)	NAV		POP	NAV	NAV	NAV	POP	NAV	NAV

Current
dividend rate [1]	4.77%		4.62%	4.13%	3.98%	4.61%	4.52%	4.51%	5.04%

Current 30-day
SEC yield [2,3]
(with expense
limitation)	N/A		6.00	5.59	5.44	N/A	5.93	5.95	6.46

Current 30-day
SEC yield [3]
(without
expense
limitation)	N/A		6.00	5.59	5.44	N/A	5.93	5.94	6.45

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	4.56%	1.07%	1.98%	1.98%	1.30%	1.30%	3.93%	1.89%	3.51%	5.43%
Annual average	1.08	0.26	0.47	0.47	0.31	0.31	0.93	0.45	0.83	1.28

3 years	0.22	–3.02	–1.61	–3.28	–1.86	–1.86	–0.21	–2.20	–0.54	1.06
Annual average	0.07	–1.02	–0.54	–1.11	–0.62	–0.62	–0.07	–0.74	–0.18	0.35

1 year	–8.21	–11.22	–8.76	–11.35	–8.89	–9.75	–8.33	–10.21	–8.44	–7.93

6 months	–3.16	–6.36	–3.46	–6.29	–3.55	–4.49	–3.28	–5.17	–3.30	–2.93

Fund’s annual operating expenses For fiscal year ended 2/29/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.06%	1.66%	1.81%	1.21%	1.31%	0.81%

Total annual fund operating expenses	1.07	1.67	1.82	1.22	1.32	0.82

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from March 1, 2008, to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.39	$8.46	$9.23	$6.16	$6.67	$4.11

Ending value (after expenses)	$1,036.50	$1,034.40	$1,033.60	$1,035.50	$1,035.00	$1,037.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2008, use the following calculation method. To find the value of your investment on March 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.35	$8.39	$9.15	$6.11	$6.61	$4.08

Ending value (after expenses)	$1,019.91	$1,016.89	$1,016.13	$1,019.16	$1,018.65	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

Average annualized expense
ratio for Lipper peer group*	1.08%	1.68%	1.83%	1.23%	1.33%	0.83%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

14

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005

Putnam Floating Rate Income Fund	65%	89%	60%	51%*

Lipper Loan Participation Funds category average	75%	78%	55%	59%

* For the period of August 4, 2004, through February 28, 2005.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 8/31/08.

15

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available.Those measures are weighted and averaged to produce the fund’s Morningstar Risk.The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved.The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Norman Boucher, Robert Salvin, and William Wright are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2008, and August 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/07.

Trustee and Putnam employee fund ownership

As of August 31, 2008, 11 of the 12 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds
Trustees	$182,000	$75,000,000

Putnam employees	$4,952,000	$517,000,000

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Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust and Putnam High Yield Advantage Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Trust and Putnam High Yield Advantage Fund.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund, and a Portfolio Member of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Convertible Income-Growth Trust.

Paul Scanlon, Norman Boucher, Robert Salvin, and William Wright may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had

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been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 70th percentile in management fees and in the 30th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee

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schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year and three-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	30th

Three-year period	52nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods

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shown elsewhere in this report.) Over the one-year and three-year periods ended December 31, 2007, there were 66 and 42 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Loan Participation Funds category for the one-year and life-of-fund periods ended September 30, 2008, were 50% and 49%, respectively. Over the one-year and life-of-fund periods ended September 30, 2008, your fund ranked 38th out of 75 and 23rd out of 46 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www. putnam.com, and on the SEC’s Web site, www. sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www. sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 8/31/08 (Unaudited)

SENIOR LOANS (83. 5%)* [c]	Principal amount	Value

Automotive (2.7%)
Allison Transmission bank term loan FRN Ser. B, 5.332s, 2014	$3,477,034	$3,118,465

Dana Corp. bank term loan FRN 6 3/4s, 2015	2,319,971	2,132,441

Lear Corp. bank term loan FRN 5.134s, 2013	1,376,685	1,220,302

Navistar Financial Corp. bank term loan FRN 5.695s, 2012	361,333	332,878

Navistar International Corp. bank term loan FRN 6.191s, 2012	993,667	915,415

TRW Automotive, Inc. bank term loan FRN Ser. B, 4.249s, 2014	1,118,700	1,068,359

United Components, Inc. bank term loan FRN Ser. D, 4.81s, 2012	422,222	400,056

Visteon Corp. bank term loan FRN Ser. B, 5.47s, 2013	1,164,000	829,350

Visteon Corp. bank term loan FRN Ser. B1, 6.1s, 2013	46,000	32,775

		10,050,041
Basic Materials (6.6%)
Aleris International, Inc. bank term loan FRN
Ser. B, 4.563s, 2013	2,931,902	2,512,013

Celanese Corp. bank term loan FRN Ser. B, 4.283s, 2014	3,794,949	3,574,706

Domtar Corp. bank term loan FRN 3.838s, 2014 (Canada)	1,595,257	1,527,459

Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.451s, 2013	1,389,592	1,312,047

Georgia-Pacific, LLC bank term loan FRN Ser. B2, 4.466s, 2012	2,320,784	2,191,275

Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C, 5.063s, 2013	78,968	68,054

Huntsman International, LLC bank term loan FRN
Ser. B, 4.213s, 2012	1,740,000	1,638,983

ISP Chemco, LLC bank term loan FRN Ser. B, 4.157s, 2014	2,699,730	2,490,501

Momentive Performance Materials, Inc. bank term loan
FRN 4 3/4s, 2013	2,921,008	2,690,979

Mosaic Co. (The) bank term loan FRN Ser. B, 4.438s, 2013	72,565	71,840

NewPage Holding Corp. bank term loan FRN 6.563s, 2014	557,200	542,852

Novelis, Inc. bank term loan FRN Ser. B, 4.81s, 2014	1,127,664	1,061,414

Novelis, Inc. bank term loan FRN Ser. B, 4.81s, 2014	2,480,861	2,335,110

Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 4.299s, 2012	1,380,185	1,322,513

Smurfit-Stone Container Corp. bank term loan FRN
5.22s, 2010	94,140	90,989

Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 4.637s, 2011	28,379	27,429

Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 4.645s, 2011	624	603

Smurfit-Stone Container Corp. bank term loan FRN
Ser. C1, 4 1/2s, 2011	304,387	294,198

Tube City IMS Corp. bank term loan FRN 5.051s, 2014	970,227	878,055

Tube City IMS Corp. bank term loan FRN 2.701s, 2014	119,092	107,778

		24,738,798
Beverage (0.6%)
Constellation Brands, Inc. bank term loan FRN
Ser. B, 4.143s, 2013	2,190,000	2,108,560

		2,108,560

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SENIOR LOANS (83. 5%)* [c] cont.	Principal amount	Value

Broadcasting (3.1%)
Citadel Communications bank term loan FRN Ser. B, 4.275s, 2014	$1,715,000	$1,376,288

Cumulus Media, Inc. bank term loan FRN Ser. B, 4.216s, 2014	2,347,086	1,951,994

DirecTV Holdings, LLC bank term loan FRN 5 1/4s, 2013	910,000	906,588

Spanish Broadcasting Systems, Inc. bank term loan
FRN 4.56s, 2012	2,376,216	1,805,924

Univision Communications, Inc. bank term loan FRN
Ser. B, 5.028s, 2014	4,100,000	3,289,110

Young Broadcasting, Inc. bank term loan FRN Ser. B,
5.313s, 2012	2,883,620	2,364,568

Young Broadcasting, Inc. bank term loan FRN Ser. B,
5.313s, 2012	186,458	152,896

		11,847,368
Building Materials (0.5%)
Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 7 1/2s, 2011	631,110	622,842

Landsource Communities/NWHL Investment bank term
loan FRN 6 3/4s, 2013	1,674,214	1,081,542

		1,704,384
Cable Television (4.0%)
Atlantic Broadband Financial, LLC bank term loan FRN
5.06s, 2011	1,800,000	1,746,000

Cablevision Systems Corp. bank term loan FRN 4.214s, 2013	1,401,353	1,332,687

Cebridge Connections, Inc. bank term loan FRN
Ser. B, 4.795s, 2013	3,752,500	3,502,726

Charter Communications, Inc. bank term loan FRN 5.301s, 2014	1,000,000	790,000

Charter Communications, Inc. bank term loan FRN 4.8s, 2014	3,880,500	3,389,508

Mediacom Communications Corp. bank term loan FRN
Ser. C, 4.223s, 2015	1,603,268	1,480,217

Mediacom Communications Corp. bank term loan FRN
Ser. D2, 4.223s, 2015	886,500	817,796

UPC Broadband Holding BV bank term loan FRN 4.54s,
2014 (Netherlands)	2,000,000	1,873,000

		14,931,934
Capital Goods (8.4%)
Allied Waste Industries, Inc. bank term loan FRN 6.82s, 2012	348,500	340,127

Allied Waste Industries, Inc. bank term loan FRN 3.97s, 2012	507,788	495,587

Berry Plastics Holding Corp. bank term loan FRN 4.798s, 2015	3,308,125	2,830,928

Blount, Inc. bank term loan FRN Ser. B, 4.214s, 2010	3,259,501	3,112,824

Graham Packaging Co., LP bank term loan FRN 5.035s, 2011	3,555,000	3,377,805

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 2.601s, 2014	220,745	205,534

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 4.801s, 2014	3,780,695	3,520,182

Hexcel Corp. bank term loan FRN 5.188s, 2012	935,000	935,000

Hexcel Corp. bank term loan FRN Ser. B, 4.889s, 2012	1,000,028	980,027

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 6 1/2s, 2014	515,000	513,713

Mueller Water Products, Inc. bank term loan FRN Ser. B, 4.51s, 2014	1,962,694	1,835,119

Polypore, Inc. bank term loan FRN Ser. B, 4.72s, 2014	975,150	926,393

Rexnord Corp. bank term loan FRN Ser. B, 5.286s, 2013	2,195,902	2,066,892

Rexnord Corp. bank term loan FRN Ser. B, 4.791s, 2013	1,154,713	1,086,874

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SENIOR LOANS (83. 5%)* [c] cont.	Principal amount	Value

Capital Goods cont.
Sensata Technologies BV bank term loan FRN 4.543s,
2013 (Netherlands)	$1,827,364	$1,604,654

Sequa Corp. bank term loan FRN 6.025s, 2014	1,986,159	1,890,162

Transdigm, Inc. bank term loan FRN 4.801s, 2013	3,745,000	3,613,925

Wesco Aircraft Hardware Corp. bank term loan FRN 8.56s, 2014	845,000	821,763

Wesco Aircraft Hardware Corp. bank term loan FRN 5.06s, 2013	1,579,875	1,514,705

		31,672,214
Communication Services (5.3%)
Alltel Communications, Inc. bank term loan FRN
Ser. B2, 5.314s, 2015	648,367	640,749

Alltel Communications, Inc. bank term loan FRN
Ser. B3, 4.966s, 2015	2,689,675	2,679,422

American Cellular Corp. bank term loan FRN Ser. DD,
0.5s, 2013 U	506,250	503,086

Cricket Communications, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2013	1,145,756	1,130,480

Crown Castle International Corp. bank term loan FRN
4.301s, 2014	2,058,826	1,925,430

Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5 3/4s, 2015	1,365,000	1,199,494

Intelsat Corp. bank term loan FRN Ser. B2, 5.288s, 2011	35,884	34,129

Intelsat Corp. bank term loan FRN Ser. B2-A, 5.288s, 2013	35,895	34,139

Intelsat Corp. bank term loan FRN Ser. B2-C, 5.288s, 2013	35,884	34,129

Intelsat, Ltd. bank term loan FRN 5.783s, 2014 (Bermuda)	625,000	534,375

Intelsat, Ltd. bank term loan FRN Ser. B, 5.288s, 2013 (Bermuda)	1,620,769	1,554,588

Level 3 Communications, Inc. bank term loan FRN 4.945s, 2014	1,650,000	1,489,813

MetroPCS Wireless, Inc. bank term loan FRN 4.949s, 2013	2,596,127	2,479,597

PAETEC Holding Corp. bank term loan FRN 4.963s, 2013	1,402,950	1,276,685

Time Warner Telecom, Inc. bank term loan FRN Ser. B, 4.47s, 2013	2,143,121	2,049,895

West Corp. bank term loan FRN 4.937s, 2013	2,876,322	2,523,524

		20,089,535
Consumer (0.4%)
Yankee Candle Co., Inc. bank term loan FRN 4.805s, 2014	1,938,865	1,691,660

		1,691,660
Consumer Cyclicals (0.8%)
Aramark Corp. bank term loan FRN 2.025s, 2014	178,725	169,275

Aramark Corp. bank term loan FRN Ser. B, 4.676s, 2014	2,813,243	2,664,493

		2,833,768
Consumer Goods (1.5%)
Jarden Corp. bank term loan FRN Ser. B1, 4.551s, 2012	974,431	920,026

Jarden Corp. bank term loan FRN Ser. B2, 4.551s, 2012	1,974,555	1,864,309

Prestige Brands, Inc. bank term loan FRN Ser. B, 4.726s, 2011	1,087,305	1,062,841

Spectrum Brands, Inc. bank term loan FRN 2.314s, 2013	98,410	84,550

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
6.732s, 2013	1,933,951	1,661,587

		5,593,313
Consumer Services (0.1%)
Rental Service Corp. bank term loan FRN 6.3s, 2013	700,000	566,563

		566,563

29

SENIOR LOANS (83. 5%)* [c] cont.	Principal amount	Value

Energy (3.9%)
CR Gas Storage bank term loan FRN 4.843s, 2013	$39,828	$36,991

CR Gas Storage bank term loan FRN 4.411s, 2013	104,170	96,748

CR Gas Storage bank term loan FRN Ser. B, 4.534s, 2013	641,567	595,856

CR Gas Storage bank term loan FRN Ser. DD, 4.844s, 2013	70,564	65,536

Energy Solutions, Inc. bank term loan FRN Ser. A, 4.73s, 2013	69,338	67,431

Energy Transfer Equity, LP bank term loan FRN Ser. B, 4.553s, 2012	2,775,000	2,687,704

Enterprise GP Holdings, LP bank term loan FRN 4.905s, 2014	1,000,000	976,875

EPCO Holding, Inc. bank term loan FRN Ser. A, 3.846s, 2012	2,325,000	2,234,906

Hercules Offshore, Inc. bank term loan FRN Ser. B, 4.55s, 2013	966,850	931,802

IFM Holding Co. bank term loan FRN 4.65s, 2014	340,683	333,443

MEG Energy Corp. bank term loan FRN 4.8s, 2013 (Canada)	808,375	771,746

MEG Energy Corp. bank term loan FRN Ser. DD, 4.8s, 2013 (Canada)	344,938	329,271

Petroleum Geo-Services ASA bank term loan FRN 4.55s,
2015 (Norway)	1,115,951	1,081,077

Quicksilver Resources, Inc. bank term loan FRN 7 3/4s, 2013	245,000	242,550

Targa Resources, Inc. bank term loan FRN 4.654s, 2012	1,609,314	1,543,333

Targa Resources, Inc. bank term loan FRN 2.676s, 2012	911,704	874,324

Western Refining, Inc. bank term loan FRN Ser. B, 5s, 2014	1,900,000	1,637,958

		14,507,551
Entertainment (3.5%)
AMC Entertainment, Inc. bank term loan FRN 7.475s, 2013	900,000	847,969

Cinemark USA, Inc. bank term loan FRN 4.624s, 2013	1,683,794	1,589,983

MGM Studios, Inc. bank term loan FRN Ser. B, 6.051s, 2011	2,248,250	1,693,213

National Cinemedia, Inc. bank term loan FRN 4.54s, 2015	2,260,000	2,032,789

Regal Cinemas, Inc. bank term loan FRN Ser. B, 4.301s, 2010	2,969,773	2,802,311

Six Flags Theme Parks bank term loan FRN 4.795s, 2015	3,346,200	2,863,989

Universal City Development Partners bank term loan
FRN Ser. B, 5.921s, 2011	1,316,487	1,300,030

		13,130,284
Financial (3.1%)
Capital Automotive, LP bank term loan FRN 4.22s, 2010	1,400,000	1,319,220

General Growth Properties, Inc. bank term loan FRN
Ser. A, 3.62s, 2010	3,000,000	2,628,750

Hub International, Ltd. bank term loan FRN Ser. B, 5.301s, 2014	938,235	849,103

Hub International, Ltd. bank term loan FRN Ser. DD, 5.301s, 2014 U	210,881	190,847

Lender Processing Services, Inc. bank term loan FRN Ser. B, 4.963s, 2014	2,000,000	2,002,500

LNR Property Corp. bank term loan FRN Ser. B, 6.04s, 2011	1,276,000	984,647

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.467s, 2014	2,451,363	2,263,833

Tishman Speyer Real Estate bank term loan FRN 4.22s, 2012	1,550,000	1,271,000

		11,509,900
Food (3.2%)
Dean Foods Co. bank term loan FRN Ser. B, 4.305s, 2014	4,048,750	3,786,593

Del Monte Corp. bank term loan FRN Ser. B, 4.129s, 2012	1,135,945	1,111,238

Dole Food Co., Inc. bank term loan FRN Ser. B, 7.546s, 2013	436,613	400,729

Dole Food Co., Inc. bank term loan FRN Ser. C, 7.202s, 2013	1,455,377	1,335,764

Dole Food Co., Inc. bank term loan FRN Ser. C, 5.23s, 2013	198,010	181,737

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B, 7.46s, 2014	1,919,650	1,750,481

WM Wrigley Jr., Co. bank term loan FRN Ser. B, 6 1/2s, 2014	3,425,000	3,438,457

		12,004,999

30

SENIOR LOANS (83. 5%)* [c] cont.	Principal amount	Value

Gaming & Lottery (3.4%)
CCM Merger, Inc. bank term loan FRN Ser. B, 4.798s, 2012	$2,646,595	$2,375,319

Golden Nugget, Inc. bank term loan FRN Ser. B, 4.48s, 2014	938,636	788,455

Golden Nugget, Inc. bank term loan FRN Ser. DD, 4.47s, 2014 U	536,364	450,545

Green Valley Ranch Gaming, LLC bank term loan FRN
Ser. B, 4.702s, 2014	1,721,991	1,319,045

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B3, 5.815s, 2015	1,800,000	1,576,876

Isle of Capri Casinos, Inc. bank term loan FRN 4.551s, 2014	1,746,414	1,486,635

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 4.551s, 2014	540,878	460,422

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 4.551s, 2014	698,565	594,654

Seminole Tribe of Florida bank term loan FRN Ser. B1, 4.216s, 2014	117,084	112,889

Seminole Tribe of Florida bank term loan FRN Ser. B2, 4.188s, 2014	421,440	406,339

Seminole Tribe of Florida bank term loan FRN Ser. B3, 4.313s, 2014	400,810	386,448

Tropicana Entertainment bank term loan FRN Ser. B, 6 1/4s, 2011	3,506,285	2,837,900

		12,795,527
Health Care (8.0%)
Accellent, Inc. bank term loan FRN Ser. B, 5.29s, 2012	1,154,290	1,041,746

Bausch & Lomb, Inc. bank term loan FRN Ser. B, 6.051s, 2015	1,790,601	1,742,783

Bausch & Lomb, Inc. bank term loan FRN Ser. DD, 6.051s, 2015 U	449,900	437,885

Biomet, Inc. bank term loan FRN Ser. B, 5.801s, 2015	2,119,661	2,075,943

Community Health Systems, Inc. bank term loan FRN
Ser. B, 4.854s, 2014	3,665,599	3,464,409

Community Health Systems, Inc. bank term loan FRN
Ser. DD, 0.5s, 2014 U	205,801	194,505

Fenwal Controls of Japan, Ltd. bank term loan FRN
4.899s, 2014 (Japan)	1,937,619	1,690,572

Fenwal Controls of Japan, Ltd. bank term loan FRN
Ser. DD, 5.052s, 2014 (Japan)	327,024	285,329

HCA, Inc. bank term loan FRN Ser. B, 5.051s, 2013	4,246,607	3,976,769

Health Management Associates, Inc. bank term loan FRN 4.551s, 2014	1,305,968	1,195,687

Healthsouth Corp. bank term loan FRN Ser. B, 5.29s, 2013	1,977,562	1,870,914

Hologic, Inc. bank term loan FRN Ser. B, 5 3/4s, 2013 U	541,852	538,465

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	97,562	91,545

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 4.463s, 2014	1,057,356	992,152

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. DD, 4.463s, 2014	365,857	343,295

Select Medical Corp. bank term loan FRN Ser. B, 4.781s, 2012	1,729,719	1,603,234

Sun Healthcare Group, Inc. bank term loan FRN 2.701s, 2014	267,062	247,700

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 4.777s, 2014	1,185,118	1,099,197

Sun Healthcare Group, Inc. bank term loan FRN Ser. DD, 4.912s, 2014	165,009	153,046

Surgical Care Affiliates, Inc. bank term loan FRN Ser. B, 5.051s, 2015	2,593,800	2,282,544

United Surgical Partners International, Inc. bank
term loan FRN 4.631s, 2014	2,422,097	2,198,053

United Surgical Partners International, Inc. bank
term loan FRN Ser. DD, 4.918s, 2014 U	354,839	322,016

Vanguard Health Systems, Inc. bank term loan FRN 5.051s, 2011	2,188,277	2,106,217

		29,954,006

31

SENIOR LOANS (83. 5%)* [c] cont.	Principal amount	Value

Homebuilding (1.1%)
Realogy Corp. bank term loan FRN 5.32s, 2013	$808,500	$667,350

Realogy Corp. bank term loan FRN Ser. B, 5.462s, 2013	3,003,000	2,478,727

Standard-Pacific Corp. bank term loan FRN Ser. B, 4.557s, 2013	1,259,820	1,020,454

		4,166,531
Household Furniture and Appliances (0.6%)
National Bedding Co. bank term loan FRN 7.463s, 2012	1,350,000	945,000

National Bedding Co. bank term loan FRN 4.59s, 2011	1,746,514	1,362,281

		2,307,281
Leisure (0.3%)
Ticketmaster bank term loan FRN Ser. B, 5.73s, 2014	1,265,000	1,271,325

		1,271,325
Media (2.1%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.298s, 2013	1,764,757	1,697,843

Idearc, Inc. bank term loan FRN Ser. B, 4.786s, 2014	2,105,836	1,474,085

R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6 3/4s, 2011	237,220	222,987

VNU Group BV bank term loan FRN Ser. B, 4.803s, 2013 (Netherlands)	3,637,321	3,359,408

Warner Music Group bank term loan FRN Ser. B, 4.651s, 2011	1,155,208	1,083,490

		7,837,813
Publishing (3.3%)
Cenveo, Inc. bank term loan FRN Ser. C, 4.551s, 2014	1,933,034	1,803,762

Cenveo, Inc. bank term loan FRN Ser. DD, 4.551s, 2014	71,333	66,562

Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 7s, 2014	1,555,000	1,422,825

GateHouse Media, Inc. bank term loan FRN Ser. B, 4.93s, 2014	175,000	94,063

GateHouse Media, Inc. bank term loan FRN Ser. B, 4.65s, 2014	2,694,565	1,448,329

GateHouse Media, Inc. bank term loan FRN Ser. DD, 4.788s, 2014	1,005,435	540,421

Penton Media, Inc. bank term loan FRN 5.042s, 2013	2,073,750	1,570,866

Reader’s Digest Association, Inc. (The) bank term
loan FRN Ser. B, 4.606s, 2014	2,257,345	1,822,806

Tribune Co. bank term loan FRN Ser. B, 5.786s, 2014	5,222,250	3,585,075

		12,354,709
Restaurants (0.2%)
NPC International, Inc. bank term loan FRN Ser. B, 4.49s, 2013	1,021,816	929,852

		929,852
Retail (3.2%)
Claire’s Stores, Inc. bank term loan FRN 5.445s, 2014	1,338,415	894,348

Dollar General Corp. bank term loan FRN 8.109s, 2013	1,900,000	1,748,296

J Crew Operating Corp. bank term loan FRN Ser. B, 5.178s, 2013	175,439	164,912

Michaels Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2013	3,885,565	2,995,530

Neiman Marcus Group, Inc. (The) bank term loan FRN
Ser. B, 4.422s, 2013	1,258,523	1,167,566

Pantry, Inc. (The) bank term loan FRN 4.22s, 2014	1,444,476	1,296,417

Pantry, Inc. (The) bank term loan FRN 4.22s, 2014	415,834	373,211

Rite-Aid Corp. bank term loan FRN Ser. B, 4.223s, 2014	548,625	486,219

Supervalu, Inc. bank term loan FRN Ser. B, 3.714s, 2012	3,000,000	2,814,999

		11,941,498

32

SENIOR LOANS (83. 5%)* [c] cont.	Principal amount	Value

Technology (6.7%)
Activant Solutions Holdings, Inc. bank term loan FRN
Ser. B, 4.809s, 2013	$2,988,391	$2,584,958

Compucom Systems, Inc. bank term loan FRN 5.97s, 2014	1,875,825	1,735,138

First Data Corp. bank term loan FRN Ser. B1, 5.252s, 2014	2,513,668	2,303,498

First Data Corp. bank term loan FRN Ser. B3, 5.552s, 2014	1,837,889	1,683,637

Flextronics International, Ltd. bank term loan FRN
Ser. B, 5.041s, 2014 (Singapore)	240,371	218,062

Flextronics International, Ltd. bank term loan FRN
Ser. B, 5.041s, 2014 (Singapore)	836,491	758,855

Freescale Semiconductor, Inc. bank term loan FRN Ser. B, 4.214s, 2013	1,715,608	1,530,645

JDA Software Group, Inc. bank term loan FRN Ser. B, 5.034s, 2013	554,839	540,968

Macrovision Solutions Corp. bank term loan FRN 7 1/4s, 2013	465,000	464,419

ON Semiconductor Corp. bank term loan FRN 4.551s, 2013	691,250	646,319

Open Solutions, Inc. bank term loan FRN Ser. B, 5.145s, 2014	2,177,545	1,524,281

Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 5.664s, 2014	1,707,100	1,303,086

Reynolds & Reynolds Co. (The) bank term loan FRN 4.801s, 2012	1,975,294	1,827,147

Sabre Holdings Corp. bank term loan FRN 4.664s, 2014	3,741,459	2,849,226

SunGard Data Systems, Inc. bank term loan FRN 4.553s, 2014	4,115,057	3,861,975

Travelport bank term loan FRN 5.301s, 2013	236,438	197,525

Travelport bank term loan FRN Ser. B, 4.713s, 2013	1,178,358	984,420

		25,014,159
Textiles (1.0%)
Hanesbrands, Inc. bank term loan FRN 6.545s, 2014	1,000,000	974,063

Hanesbrands, Inc. bank term loan FRN 4.546s, 2013	1,778,170	1,724,330

Levi Strauss & Co. bank term loan FRN 4.713s, 2014	1,400,000	1,167,250

		3,865,643
Tire & Rubber (0.8%)
Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. B, 5.313s, 2012	222,330	203,154

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. C, 5.313s, 2012	555,559	507,642

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. D, 5.313s, 2012	633,750	586,219

Goodyear Tire & Rubber Co. (The) bank term loan FRN 4.54s, 2010	2,000,000	1,825,000

		3,122,015
Transportation (0.1%)
Delta Airlines, Inc. bank term loan FRN 4.463s, 2012	117,000	97,695

UAL Corp. bank term loan FRN Ser. B, 4.573s, 2014	591,044	430,969

		528,664
Utilities & Power (5.0%)
Calpine Corp. bank term loan FRN Ser. B, 5.685s, 2014	1,994,987	1,852,845

Dynegy Holdings, Inc. bank term loan FRN 3.963s, 2013	3,512,234	3,245,157

Dynegy Holdings, Inc. bank term loan FRN 3.963s, 2013	310,420	286,815

Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 6.213s, 2014	2,929,402	2,730,039

Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 6.269s, 2014	1,044,600	971,478

Mirant North America, LLC bank term loan FRN 4.213s, 2013	1,185,782	1,138,066

NRG Energy, Inc. bank term loan FRN 7.84s, 2014 U	1,077,734	1,026,542

NRG Energy, Inc. bank term loan FRN 4.451s, 2014	971,285	920,022

NRG Energy, Inc. bank term loan FRN 4.301s, 2014	1,982,870	1,878,218

33

SENIOR LOANS (83. 5%)* [c] cont.	Principal amount	Value

Utilities & Power cont.
Reliant Energy, Inc. bank term loan FRN 2.344s, 2014	$2,435,000	$2,292,959

TPF Generation Holdings, LLC bank term loan FRN 7.36s, 2013	132,138	126,951

TPF Generation Holdings, LLC bank term loan FRN 5.26s, 2013	421,520	404,975

TPF Generation Holdings, LLC bank term loan FRN Ser. B, 4.801s, 2013	2,080,370	1,998,716

		18,872,783
Total senior loans (cost $345,051,844)		$313,942,678

CORPORATE BONDS AND NOTES (7.1%)*	Principal amount	Value

Basic Materials (0.6%)
Builders FirstSource, Inc. company guaranty sr. sec.
notes FRN 7.054s, 2012	$655,000	$442,125

Clondalkin Acquisition BV 144A company
guaranty sr. sec. notes FRN 4.776s, 2013 (Netherlands)	265,000	217,631

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes FRN 5.883s, 2015	1,000,000	1,008,147

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC sec. FRN 7.304s, 2014	1,000,000	762,500

		2,430,403
Capital Goods (0.4%)
Berry Plastics Holding Corp. sec. FRN 6.651s, 2014	1,000,000	750,000

General Cable Corp. company guaranty sr. unsec.
notes FRN 5.166s, 2015	1,000,000	865,000

		1,615,000
Communication Services (0.9%)
Centennial Communications Corp. sr. unsec. notes FRN
8.541s, 2013	750,000	746,250

iPCS, Inc. company guaranty sr. sec. notes FRN 4.926s, 2013	440,000	390,500

Level 3 Financing, Inc. 144A company guaranty FRN 6.845s, 2015	1,000,000	807,500

Qwest Corp. sr. notes FRN 6.026s, 2013	1,250,000	1,156,250

Rural Cellular Corp. sr. unsec. sub. notes FRN 5.681s, 2013	460,000	469,200

		3,569,700
Consumer Cyclicals (1.7%)
Aramark Corp. company guaranty FRN 6.301s, 2015	1,000,000	930,000

Autonation, Inc. company guaranty sr. unsec.
notes FRN 4.791s, 2013	1,000,000	825,000

Ford Motor Credit Co., LLC sr. unsec. FRN 5.538s, 2012	2,200,000	1,595,531

Harry & David Holdings, Inc. company
guaranty sr. unsec. notes FRN 7.81s, 2012	500,000	315,000

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	1,000,000	967,500

Seminole Hard Rock Entertainment, Inc. 144A sr. sec.
notes FRN 5.276s, 2014	1,090,000	874,725

THL Buildco, Inc. (Nortek Holdings, Inc.) 144A sr. sec. notes 10s, 2013	1,000,000	935,000

		6,442,756
Consumer Staples (0.2%)
Universal City Florida Holding Co. sr. unsec. notes FRN 7.551s, 2010	670,000	648,225

		648,225
Energy (0.4%)
El Paso Corp. sr. unsec. notes 7 3/4s, 2010	1,000,000	1,018,350

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. FRN 6.416s, 2014	425,000	398,574

		1,416,924

34

CORPORATE BONDS AND NOTES (7.1%)* cont.	Principal amount	Value

Financial (0.3%)
GMAC, LLC sr. unsec. unsub. notes FRN 4.054s, 2009	$1,000,000	$879,987

USI Holdings Corp. 144A sr. unsec. notes FRN 6.679s, 2014	190,000	151,525

		1,031,512
Health Care (0.7%)
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	2,555,000	2,222,850

US Oncology Holdings, Inc. sr. unsec. notes FRN 7.949s, 2012 ‡‡	516,000	401,190

		2,624,040
Technology (1.4%)
Freescale Semiconductor, Inc. sr. unsec. FRN 6.651s, 2014	2,750,000	2,028,125

Nortel Networks, Ltd. company guaranty sr. unsec.
notes FRN 7.041s, 2011 (Canada)	750,000	695,625

NXP BV/NXP Funding, LLC company guaranty sr. sec.
notes FRN 5.541s, 2013 (Netherlands)	3,035,000	2,359,713

		5,083,463
Utilities & Power (0.5%)
Ipalco Enterprises, Inc. sr. sec. notes 7 5/8s, 2011	705,000	733,200

Teco Energy, Inc. sr. notes FRN 4.801s, 2010	1,000,000	975,000

		1,708,200
Total corporate bonds and notes (cost $31,121,266)		$26,570,223

SHORT-TERM INVESTMENTS (12.2%)*	Principal amount/shares	Value

Atlantic Asset Securities Corp. for an effective
yield of 2.75%, October 27, 2008	$3,000,000	$2,987,260

Beagle Funding, LLC for an effective yield of 2.83%,
September 15, 2008	3,000,000	2,996,734

Enterprise Funding Co., LLC for an effective yield
of 2.79%, November 19, 2008	2,000,000	1,986,240

Gemini Securitization Corp., LLC for an effective
yield of 2.77%, November 6, 2008	2,000,000	1,989,916

Govco, Inc. for an effective yield of 3.04%,
December 23, 2008	2,000,000	1,980,260

U.S. Treasury Bills for an effective yield of 1.39%,
September 18, 2008 #	9,000	8,994

Putnam Prime Money Market Fund [e]	33,866,054	33,866,054

Total short-term investments (cost $45,815,458)		$45,815,458

TOTAL INVESTMENTS

Total investments (cost $421,988,568)		$386,328,359

* Percentages indicated are based on net assets of $375,902,867.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

U These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

35

At August 31, 2008, liquid assets totaling $104,564 have been designated as collateral for open swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at August 31, 2008.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 8/31/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation
U.S. Treasury Note 2 yr (Short)	8	$1,698,250	Dec-08	$(1,703)

Total				$(1,703)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited)

		Payments	Payments
Swap counterparty /	Termination	made by	received by	Unrealized
Notional amount	date	fund per annum	fund per annum	depreciation

Citibank, N.A., New York
$2,140,000	1/23/17	5.2675%	3 month USD-
			LIBOR-BBA	$(137,195)

Total				$(137,195)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	$—	$235,000	6/20/12	230 bp	$(57,739)

Credit Suisse International
Harrah’s Operating Co.,
Inc., 5 5/8%, 6/1/15	—	560,000	3/20/09	600 bp	(5,585)

Goldman Sachs International
Iron Mountain, Inc.,
6 5/8%, 1/1/16	—	1,000,000	9/20/13	410 bp	2,985

Lehman Brothers Special Financing, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	1,000,000	3/20/09	675 bp	(13,712)

Harrah’s Operating Co.,
Inc., 5 5/8%, 6/1/15	—	395,000	3/20/09	610 bp	(3,646)

Tenet Healthcare Corp,
7 3/8%, 2/1/13	—	170,000	12/20/08	365 bp	2,013

Total					$(75,684)

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

36

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$33,866,054	$(1,703)

Level 2	352,462,305	(212,879)

Level 3	—	—

Total	$386,328,359	$(214,582)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

37

Statement of assets and liabilities 8/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $388,122,514)	$352,462,305
Affiliated issuers (identified cost $33,866,054) (Note 5)	33,866,054

Interest and other receivables	2,518,437

Receivable for shares of the fund sold	591,307

Receivable for securities sold	20,405,908

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	147,615

Receivable for closed swap contracts (Note 1)	835,190

Unrealized appreciation on swap contracts (Note 1)	4,998

Total assets	410,831,814

LIABILITIES

Payable to custodian (Note 2)	711,452

Payable for variation margin (Note 1)	750

Distributions payable to shareholders	707,783

Payable for securities purchased	27,987,866

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	2,864,379

Payable for shares of the fund repurchased	768,988

Payable for compensation of Manager (Notes 2 and 5)	395,462

Payable for investor servicing fees (Note 2)	41,448

Payable for custodian fees (Note 2)	4,180

Payable for Trustee compensation and expenses (Note 2)	36,737

Payable for administrative services (Note 2)	1,608

Payable for distribution fees (Note 2)	181,201

Payable for closed swap contracts (Note 1)	923,116

Unrealized depreciation on swap contracts (Note 1)	217,877

Other accrued expenses	86,100

Total liabilities	34,928,947

Net assets	$375,902,867

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$431,894,254

Distributions in excess of net investment income (Note 1)	(921,721)

Accumulated net realized loss on investments (Note 1)	(19,194,875)

Net unrealized depreciation of investments	(35,874,791)

Total — Representing net assets applicable to capital shares outstanding	$375,902,867

38

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($224,862,964 divided by 25,012,090 shares)	$8.99

Offering price per class A share (100/96.75 of $8.99)*	$9.29

Net asset value and offering price per class B share ($14,294,707 divided by 1,590,838 shares)**	$8.99

Net asset value and offering price per class C share ($84,485,818 divided by 9,402,690 shares)**	$8.99

Net asset value and redemption price per class M share ($3,617,474 divided by 402,449 shares)	$8.99

Offering price per class M share (100/98.00 of $8.99)*	$9.17

Net asset value, offering price and redemption price per class R share
($130,051 divided by 14,468 shares)	$8.99

Net asset value, offering price and redemption price per class Y share
($48,511,853 divided by 5,394,042 shares)	$8.99

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

39

Statement of operations Six months ended 8/31/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $386,083 from investments in affiliated issuers) (Note 5)	$11,072,752

EXPENSES

Compensation of Manager (Note 2)	1,247,312

Investor servicing fees (Note 2)	248,694

Custodian fees (Note 2)	12,243

Trustee compensation and expenses (Note 2)	15,877

Administrative services (Note 2)	15,489

Distribution fees — Class A (Note 2)	286,528

Distribution fees — Class B (Note 2)	66,171

Distribution fees — Class C (Note 2)	433,998

Distribution fees — Class M (Note 2)	8,812

Distribution fees — Class R (Note 2)	341

Other	112,184

Fees waived and reimbursed by Manager (Notes 2 and 5)	(117,889)

Total expenses	2,329,760

Expense reduction (Note 2)	(11,951)

Net expenses	2,317,809

Net investment income	8,754,943

Net realized loss on investments (Notes 1 and 3)	(8,387,085)

Net realized loss on swap contracts (Note 1)	(63,050)

Net realized loss on futures contracts (Note 1)	(3,785)

Net unrealized appreciation of investments, futures contracts
and swap contracts during the period	12,366,980

Net gain on investments	3,913,060

Net increase in net assets resulting from operations	$12,668,003

The accompanying notes are an integral part of these financial statements.

40

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/08*	Year ended 2/29/08

Operations:
Net investment income	$8,754,943	$33,256,829

Net realized loss on investments	(8,453,920)	(9,405,293)

Net unrealized appreciation (depreciation) of investments	12,366,980	(50,494,916)

Net increase (decrease) in net assets resulting from operations	12,668,003	(26,643,380)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,847,958)	(22,530,040)

Class B	(353,660)	(1,586,378)

Class C	(1,898,118)	(7,219,693)

Class M	(112,289)	(445,334)

Class R	(3,330)	(50,505)

Class Y	(1,251,447)	(2,365,286)

Redemption fees (Note 1)	812	12,217

Decrease from capital share transactions (Note 4)	(10,300,040)	(51,025,101)

Total decrease in net assets	(7,098,027)	(111,853,500)

NET ASSETS

Beginning of period	383,000,894	494,854,394

End of period (including distributions in excess of net investment
income of $921,721 and $209,862, respectively)	$375,902,867	$383,000,894

* Unaudited

The accompanying notes are an integral part of these financial statements.

41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio	investment
	Net asset value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	value, end of	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a,d]	investments	operations	income	distributions	fees	period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2008 **	$8.90	.22	.10	.32	(.23)	(.23)	— [e]	$8.99	3.65*	$224,863	.53 *	2.38 *	22.64 *
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	— [e]	8.90	(5.04)	231,024	1.04	6.53	65.32
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	— [e]	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	— [e]	10.01	4.32	263,864	1.09	4.66	59.85
February 28, 2005 †	10.00	.17	.04	.21	(.17)	(.17)	—	10.04	2.09*	89,085	.63 *	1.73 *	51.36 *

Class B
August 31, 2008 **	$8.89	.19	.12	.31	(.21)	(.21)	— [e]	$8.99	3.44*	$14,295	.83 *	2.10 *	22.64 *
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	— [e]	8.89	(5.71)	16,752	1.64	5.93	65.32
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	— [e]	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	— [e]	10.01	3.81	25,633	1.69	4.02	59.85
February 28, 2005 ††	9.95	.12	.08	.20	(.12)	(.12)	—	10.03	1.99*	8,961	.83 *	1.31 *	51.36 *

Class C
August 31, 2008 **	$8.89	.18	.12	.30	(.20)	(.20)	— [e]	$8.99	3.36*	$84,486	.91 *	2.01 *	22.64 *
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	— [e]	8.89	(5.87)	88,517	1.79	5.80	65.32
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	— [e]	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	— [e]	10.01	3.66	76,554	1.84	3.92	59.85
February 28, 2005 ††	9.95	.10	.09	.19	(.11)	(.11)	—	10.03	1.92*	24,467	.90 *	1.25 *	51.36 *

Class M
August 31, 2008 **	$8.90	.21	.11	.32	(.23)	(.23)	— [e]	$8.99	3.55*	$3,617	.60 *	2.38 *	22.64 *
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	— [e]	8.90	(5.19)	5,637	1.19	6.41	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	— [e]	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01 [f]	.42	(.44)	(.44)	— [e]	10.01	4.31	14,928	1.24	4.23	59.85
February 28, 2005 ††	9.95	.12	.10	.22	(.14)	(.14)	—	10.03	2.22*	21,834	.61 *	1.57 *	51.36 *

Class R
August 31, 2008 **	$8.90	.21	.10	.31	(.22)	(.22)	— [e]	$8.99	3.50*	$130	.65 *	2.26 *	22.64 *
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	— [e]	8.90	(5.26)	137	1.29	6.05	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	— [e]	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	— [e]	10.01	4.17	235	1.34	4.25	59.85
February 28, 2005 ††	9.95	.14	.07	.21	(.13)	(.13)	—	10.03	2.17*	10	.66 *	1.44 *	51.36 *

Class Y
August 31, 2008 **	$8.90	.23	.11	.34	(.25)	(.25)	— [e]	$8.99	3.78*	$48,512	.40 *	2.48 *	22.64 *
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	— [e]	8.90	(4.82)	40,932.79		6.89	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	— [e]	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006 †††	10.01	.22	— [e]	.22	(.22)	(.22)	— [e]	10.01	2.19*	5,747	.34 *	2.20 *	59.85

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period August 4, 2004 (commencement of operations) to February 28, 2005.

† † For the period September 7, 2004 (commencement of operations) to February 28, 2005.

† † † For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	8/31/08	2/29/08	2/28/07	2/28/06	2/28/05

Class A	0.03%	0.02%	0.01%	0.03%	0.16%

Class B	0.03	0.02	0.01	0.03	0.14

Class C	0.03	0.02	0.01	0.03	0.14

Class M	0.03	0.02	0.01	0.04	0.14

Class R	0.03	0.02	0.01	0.03	0.14

Class Y	0.03	0.02	0.01	<0.01	—

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

44

Notes to financial statements 8/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. ClassY shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund

45

could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes.The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due

46

to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses.The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 29, 2008, the fund had a capital loss carryover of $3,093,778 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 55,084	February 28, 2013

259,624	February 28, 2014

768,240	February 28, 2015

2,010,830	February 28, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2009 $7,656,349 of losses recognized during the period November 1, 2007 to February 29, 2008.

The aggregate identified cost on a tax basis is $421,992,631, resulting in gross unrealized appreciation and depreciation of $372,963 and $36,037,235, respectively, or net unrealized depreciation of $35,664,272.

I) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of

47

that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2009, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the period ended August 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $105,136 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2008, the fund incurred $248,694 for investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended August 31, 2008, the fund’s expenses were reduced by $11,951 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $362, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested

48

in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,613 and $36 from the sale of class A and class M shares, respectively, and received $15,069 and $10,193 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $11,243 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $78,593,811 and $93,177,674, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/08		Year ended 2/29/08

Class A	Shares	Amount	Shares	Amount

Shares sold	4,345,061	$ 39,675,143	18,840,765	$ 185,389,161

Shares issued in connection with	405,987	3,691,333	1,472,490	14,219,171
reinvestment of distributions

	4,751,048	43,366,476	20,313,255	199,608,332

Shares repurchased	(5,702,245)	(51,486,213)	(28,386,322)	(272,239,423)

Net decrease	(951,197)	$ (8,119,737)	(8,073,067)	$ (72,631,091)

	Six months ended 8/31/08		Year ended 2/29/08

Class B	Shares	Amount	Shares	Amount

Shares sold	138,064	$ 1,262,981	919,519	$ 9,078,037

Shares issued in connection with	29,676	269,579	129,012	1,247,431
reinvestment of distributions

	167,740	1,532,560	1,048,531	10,325,468

Shares repurchased	(460,369)	(4,171,861)	(2,014,971)	(19,326,201)

Net decrease	(292,629)	$ (2,639,301)	(966,440)	$ (9,000,733)

49

	Six months ended 8/31/08		Year ended 2/29/08

Class C	Shares	Amount	Shares	Amount

Shares sold	897,400	$ 8,200,929	5,756,465	$ 56,705,428

Shares issued in connection with	128,096	1,163,753	448,324	4,319,728
reinvestment of distributions

	1,025,496	9,364,682	6,204,789	61,025,156

Shares repurchased	(1,575,726)	(14,231,835)	(7,646,129)	(72,636,254)

Net decrease	(550,230)	$ (4,867,153)	(1,441,340)	$ (11,611,098)

	Six months ended 8/31/08		Year ended 2/29/08

Class M	Shares	Amount	Shares	Amount

Shares sold	6,106	$ 55,911	208,610	$ 2,037,368

Shares issued in connection with	9,953	90,368	37,917	365,280
reinvestment of distributions

	16,059	146,279	246,527	2,402,648

Shares repurchased	(247,239)	(2,258,805)	(287,619)	(2,750,661)

Net decrease	(231,180)	$ (2,112,526)	(41,092)	$ (348,013)

	Six months ended 8/31/08		Year ended 2/29/08

Class R	Shares	Amount	Shares	Amount

Shares sold	1,554	$ 14,197	329,093	$ 3,293,229

Shares issued in connection with	358	3,255	4,942	48,748
reinvestment of distributions

	1,912	17,452	334,035	3,341,977

Shares repurchased	(2,881)	(26,255)	(353,841)	(3,474,095)

Net decrease	(969)	$ (8,803)	(19,806)	$ (132,118)

	Six months ended 8/31/08		Year ended 2/29/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,903,354	$ 17,485,353	6,772,291	$ 66,684,723

Shares issued in connection with	24,732	224,845	49,666	474,743
reinvestment of distributions

	1,928,086	17,710,198	6,821,957	67,159,466

Shares repurchased	(1,132,361)	(10,262,718)	(2,574,959)	(24,461,514)

Net increase	795,725	$ 7,447,480	4,246,998	$ 42,697,952

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2008, management fees paid were reduced by $12,753 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $386,083 for the period ended August 31, 2008. During the period ended August 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $141,943,167 and $113,391,122, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

50

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of August 31, 2008, the fund had unfunded loan commitments of $2,716,993, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

American Cellular Corp.	$506,250

Bausch & Lomb, Inc.	182,812

Community Health
Systems, Inc.	205,801

Golden Nugget, Inc.	447,853

Hologic, Inc.	169,697

Hub International, Ltd.	47,007

NRG Energy, Inc.	1,077,734

United Surgical Partners
International, Inc.	79,839

Total	$2,716,993

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 10: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

51

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and Chief
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and BSA
	Jonathan S. Horwitz	Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and Principal
Ropes & Gray LLP	Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson A. Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA096 252916 10/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 28, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2009

Date of reporting period: March 1, 2008 — August 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Strategies Fund

FUND SYMBOL (CLASS A SHARES): PISFX

8|31|08

Semiannual Report

PUTNAM INVESTMENTS

PUTNAM ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help
weather changing market environments.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Income Strategies
Fund

8 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth.	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management.	17
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders.	26
Financial statements	27
Shareholder meeting results	94
Brokerage commissions	95

Message from the Trustees

Dear Fellow Shareholder:

The financial markets are currently experiencing the kind of upheaval not seen in many years. Investor confidence has been shaken by losses across a range of sectors worldwide and by the collapse of several financial industry companies. We are encouraged by the federal government’s swift, decisive actions, which we believe will restore stability to the financial system in due course.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

Lastly, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

2

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Pursuing income through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy in pursuit of its income objective of achieving less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

Putnam’s Global Asset Allocation Team combines insights from proprietary research with diversification expertise. The team draws on the work of Putnam’s 100-member fixed-income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

The fund invests in a wide range of income-generating
securities across several asset classes.

Allocations and holdings in each asset class will vary over time. Certain allocations reflect the use of cash to cover derivative holdings. The allocations shown may not match those found in the fund’s portfolio. For more information on current fund holdings, see pages 28–76.

4	5

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

The composition of the Income Strategies Blended Index is 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index.

* Returns for the six-month period are not annualized, but cumulative.

6

Jeff Knight

Jeff, thanks for taking the time to talk about Putnam Income Strategies Fund today. How did the fund perform during the period?

For the past six months, we’re pleased that the fund has held its value in markets that have continued to present challenges. We posted a slight decline of 0.50% for the period ending August 31, 2008, as did our benchmark, the Income Strategies Blended Index, which returned –0.16%. Our six-month performance actually compared favorably to our peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds, which lost 2.08%. Our outperformance versus our peers, in fact, placed us 19th out of 68 funds in the group for the six-month period.

Ultimately, we believe our outperformance is a result of the conservative stance we’ve taken. In terms of our allocations, we held above-average cash positions in the early part of the year and were underweight equities. We also preferred U.S. holdings versus non-U.S. holdings, favoring stable, developed markets.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 19.

7

What compelled you to follow that strategy?

The design of the fund counts a great deal in volatile markets. Putnam Income Strategies Fund is conceived to be a product that offers stability. In pursuing income, we specifically use a broad-based diversification strategy rather than targeting only higher-yielding instruments, which often bring higher accompanying volatility. In the recent markets, this design has served us well. In our attempt to manage risk, we have been careful to remain diverse in our holdings and conservative in our allocations. We have emphasized capital preservation for the past year and a half, lowering our exposure to riskier areas like credit-sensitive bonds and equities such as financial stocks. Ultimately, the conservative design, combined with our active orientation toward capital preservation, led to our relatively stable returns.

Can you give us examples of some notable individual contributors?

Absolutely. In terms of U.S. holdings, Alpha Natural Resources, which primarily produces, processes, and sells steam and metallurgical coal in the United States, was outstanding. In the period, the company benefitted from high energy prices, which sent its stock upward by 207% year-to-date. Another domestic holding, mining company Cleveland-Cliffs, is up 94% year-to-date, benefiting from demand for steel in emerging economies.

Looking internationally, German auto-maker Volkswagen AG was up 29% as its solid European sales continued to

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of portfolio value. A bond rated Baa or higher (MIG3/ VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

8

top sales of its competitors. Meanwhile, British drugmaker AstraZeneca was a clear winner as the company’s emerging-market sales increased, sending its stock up more than 14%.

What were some of the notable detractors?

Among U.S. holdings, drugmaker Merck & Co. dropped 38% in the wake of poor research results for Vytorin, an anticholesterol agent. Meanwhile, one of our energy holdings, Marathon Oil, dropped more than 25% when its refining business was hurt by high oil prices.

Looking beyond the United States, Fletcher Building of New Zealand lagged, due in large part to the sluggish real estate environment in that country. Australian packaging company Amcor also underperformed as margins continued to be cut by rising energy, material, and operational costs.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

9

Have you made any changes to the strategy over the past six months?

Yes. We have begun to invest some of our cash position in both equities and fixed income, reflecting a more optimistic view for the next year or so. Specifically, we’ve raised our allocation to U.S. equities as well as to U.S. high-yield corporate bonds.

What influenced your decision to increase these allocations?

We’ve had extraordinary corrections in both equity and credit markets, and our forward-looking indicators have really improved for both. If we look at equities in the longer view, the stock market has recently given up all of its gains dating to the beginning of 2006. We feel some areas of the market are now attractively valued.

On the fixed-income side, we feel that in the case of corporates and high-yield bonds that don’t relate to structured finance or real estate, their yields have risen primarily in sympathy with the rest of the credit market’s woes — even though the fundamental credit worthiness of these particular holdings hasn’t deteriorated in any material way. As a result, we now feel these areas of fixed income offer a favorable risk/reward balance since they are paying 800 basis points more than Treasuries.

What is your outlook for the markets and the fund in the next six months?

We believe the next six months are likely to bring further volatility. We’ll certainly see more losses and write-downs in the financials sector, and it’s unlikely we’ll see a turnaround in real estate. The lingering economic issues we have felt, including mortgage and structured credit problems, do not appear to be going away in the next six months.

I N   T H E   N E W S

On October 3, lawmakers approved a $700 billion rescue plan for the ailing financial industry. In mid-September, with portions of the financial system perilously close to collapse, the Bush Administration, along with the heads of the U.S. Treasury and the Federal Reserve Bank, called upon Congressional lawmakers to quickly approve a plan to buy the failed mortgages and mortgage-related securities that are at the heart of the crisis. Treasury Secretary Henry Paulson said that this more aggressive, comprehensive plan was necessary because the“case-by-case” rescues of firms such as Bear Stearns, AIG, and Fannie Mae and Freddie Mac had not done enough to restore investor confidence.

That said, while the process of coping with these ongoing issues hasn’t been perfect, their ability to affect the entire market may be abating. We now believe

10

there are compelling opportunities in some equity areas that may be more insulated from the lingering issues. For example, we aren’t expecting a huge rally in troubled areas such as financial companies or homebuilders. We do, however, believe there may be substantial opportunity in the large-cap growth area, particularly in technology companies among basic materials and energy, which have recently lowered to levels we consider attractive. The bottom line is, when we see good opportunities at reasonable values, we intend to take advantage — yet always with an eye on managing risk. We have managed the fund prudently in the past six months, keeping cash at high levels. That now gives us the opportunity to invest in opportunities that may be ripe.

Jeff, thanks for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/08

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	19.69%	12.81%	16.14%	13.14%	16.13%	16.13%	17.27%	13.21%	18.68%	20.59%
Annual average	4.64	3.09	3.85	3.16	3.84	3.84	4.10	3.18	4.41	4.84

3 years	10.09	3.78	7.59	4.71	7.58	7.58	8.41	4.64	9.39	10.92
Annual average	3.26	1.24	2.47	1.55	2.47	2.47	2.73	1.52	3.04	3.52

1 year	–2.27	–7.86	–3.00	–7.66	–3.08	–4.01	–2.74	–6.12	–2.49	–2.05

6 months	–0.50	–6.26	–0.87	–5.74	–0.97	–1.94	–0.73	–4.23	–0.62	–0.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 8/31/08

				Lipper Mixed-Asset
				Target Allocation
	Lehman Aggregate	Russell 3000	Income Strategies	Conservative Funds
	Bond Index	Index	Blended Index*	category average†

Life of fund	17.97%	26.46%	20.56%	14.45%
Annual average	4.26	6.10	4.83	3.42

3 years	13.33	12.22	13.44	8.18
Annual average	4.26	3.92	4.29	2.63

1 year	5.86	-10.22	1.81	-2.50

6 months	0.18	-1.55	-0.16	-2.08

Index and Lipper results should be compared to fund performance at net asset value.

*The composition of the Income Strategies Blended Index is 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index.

†Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 8/31/08, there were 456, 443, 299, and 244 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.222		$0.183	$0.183	$0.198		$0.209	$0.234

Capital gains		—	—	—		—	—	—

Total	$0.222		$0.183	$0.183	$0.198		$0.209	$0.234

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/29/08	$10.42	$11.06	$10.39	$10.40	$10.40	$10.78	$10.43	$10.43

8/31/08	10.15	10.77	10.12	10.12	10.13	10.50	10.16	10.16

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.37%	4.12%	3.68%	3.68%	4.03%	3.89%	4.25%	4.61%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	5.04	4.59	4.60	N/A	4.68	5.12	5.60

Current 30-day SEC yield [3]
(without expense limitation)	N/A	4.26	3.77	3.78	N/A	3.89	4.30	4.78

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each asset class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	9.97%	3.65%	6.61%	4.77%	6.59%	6.59%	7.67%	3.95%	9.03%	10.83%
Annual average	2.38	0.89	1.59	1.16	1.59	1.59	1.84	0.96	2.16	2.57

3 years	1.92	–3.97	–0.38	–3.04	–0.39	–0.39	0.40	–3.14	1.36	2.72
Annual average	0.64	–1.34	–0.13	–1.02	–0.13	–0.13	0.13	–1.06	0.45	0.90

1 year	–11.96	–16.99	–12.57	–16.77	–12.65	–13.49	–12.34	–15.41	–12.09	–11.75

6 months	–9.42	–14.64	–9.79	–14.22	–9.80	–10.69	–9.66	–12.83	–9.53	–9.31

Fund’s annual operating expenses For the fiscal year ended 2/29/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	0.80%	1.55%	1.55%	1.30%	1.05%	0.55%

Total annual fund operating expenses	1.81	2.56	2.56	2.31	2.06	1.56

* Adjusted to reflect Putnam Management’s decision to contractually limit expenses through 2/28/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from March 1, 2008, to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$3.67	$7.43	$7.42	$6.18	$4.92	$2.42

Ending value (after expenses)	$995.00	$991.30	$990.30	$992.70	$993.80	$996.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2008, use the following calculation method. To find the value of your investment on March 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$3.72	$7.53	$7.53	$6.26	$4.99	$2.45

Ending value (after expenses)	$1,021.53	$1,017.74	$1,017.74	$1,019.00	$1,020.27	$1,022.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.73%	1.48%	1.48%	1.23%	0.98%	0.48%

Average annualized expense
ratio for Lipper peer group*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average.The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees carried by each class of shares other than classY shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005

Putnam Income Strategies Fund	112%*	83%*	71%*	34%†

Lipper Mixed-Asset Target Allocation
Conservative Funds category average	55%	51%	49%	50%

* Portfolio turnover excludes dollar-roll transactions.

† Not annualized.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 8/31/08.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available.Those measures are weighted and averaged to produce the fund’s Morningstar Risk.The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved.The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2008, and August 31, 2007.

Trustee and Putnam employee fund ownership

As of August 31, 2008, all of the Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds
Trustees	$408,000	$75,000,000

Putnam employees	$1,466,000	$517,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios, Putnam RetirementReady® Funds, Putnam Voyager Fund, and Putnam Growth Opportunities Fund. He is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Discovery Growth Fund.

Robert Kea is also a Portfolio Member of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and Putnam RetirementReady Funds.

Robert Schoen is also a Portfolio Leader of Putnam Voyager Fund and Putnam Growth Opportunities Fund. He is also a Portfolio Member of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and Putnam Discovery Growth Fund.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Income Strategies Blended Index is a blend of the Lehman Aggregate Bond Index and Russell 3000 Index. Seventy-five percent of the index is composed of the bond index; the remaining 25% is composed of the stock index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In May 2008, the Board of Trustees also approved a new sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management, and a new sub-advisory contract, in respect of your fund, among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 6th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year and three-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	86th

Three-year period	49th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year and three-year periods ended December 31, 2007, there were 414 and 261 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam Management will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the one-year and life-of-fund periods ended September 30, 2008, were 76% and 47%, respectively. Over the one-year and life-of-fund periods ended September 30, 2008, your fund ranked 336 out of 446 and 114 out of 244 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe
Putnam Advisory Company

In May 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the asset of the fund. Also in May 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective May 15, 2008, and June 30, 2008, respectively.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Singapore office to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www. putnam.com, and on the SEC’s Web site, www. sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 8/31/08 (Unaudited)

COMMON STOCKS (34.7%)*	Shares	Value

Basic Materials (2.0%)
Amcor, Ltd. (Australia)	3,260	$15,255

Andersons, Inc. (The)	263	11,824

Arcelor Mittal (Luxembourg)	671	52,835

Arch Chemicals, Inc.	434	15,928

Balfour Beatty PLC (United Kingdom)	1,845	13,816

BHP Billiton, Ltd. (Australia)	1,523	53,618

Buckeye Technologies, Inc. †	1,232	11,347

Builders FirstSource, Inc. †	513	2,601

Ceradyne, Inc. †	197	8,877

CF Industries Holdings, Inc. #	651	99,212

Cleveland-Cliffs, Inc.	923	93,426

Dow Chemical Co. (The)	779	26,587

Fletcher Building, Ltd. (New Zealand)	3,787	19,696

FMC Corp.	655	48,169

Freeport-McMoRan Copper & Gold, Inc. Class B	396	35,371

Grief, Inc. Class A	182	12,578

H.B. Fuller Co.	631	16,450

Hochtief AG (Germany)	42	3,547

Innospec, Inc. (United Kingdom)	620	9,728

Kaiser Aluminum Corp.	230	12,434

Kobe Steel, Ltd. (Japan)	1,000	2,403

Koppers Holdings, Inc.	556	25,470

Layne Christensen Co. †	305	16,738

Matsushita Electric Works, Ltd. (Japan)	1,000	9,287

Minerals Technologies, Inc.	14	920

Mitsubishi Chemical Holdings Corp. (Japan)	500	2,815

Mitsui Chemicals, Inc. (Japan)	1,000	4,926

Monsanto Co.	695	79,404

Mosaic Co. (The)	312	33,303

Nucor Corp.	26	1,365

Olin Corp.	358	9,634

Olympic Steel, Inc.	670	31,899

OM Group, Inc. †	550	20,405

OZ Minerals, Ltd. (Australia)	881	1,310

Packaging Corp. of America	348	8,961

Perini Corp. †	823	21,982

Potlatch Corp. R	286	13,353

Quanex Building Products Corp.	459	7,555

Rayonier, Inc.	760	34,192

Schnitzer Steel Industries, Inc. Class A	165	11,288

Silgan Holdings, Inc.	272	14,236

Southern Copper Corp.	3,268	83,432

Steel Dynamics, Inc.	452	11,223

Sun Hydraulics Corp.	54	1,787

Terra Industries, Inc.	1,802	90,551

		1,101,738

COMMON STOCKS (34.7%)* cont.	Shares	Value

Capital Goods (2.5%)
Acuity Brands, Inc.	566	$24,627

AGCO Corp. †	1,087	66,992

Alstom (France)	32	3,257

American Ecology Corp.	350	11,361

American Science & Engineering, Inc.	146	9,753

Andritz AG (Austria)	88	5,442

Applied Industrial Technologies, Inc.	739	21,512

Astec Industries, Inc. †	121	4,162

Autoliv, Inc. (Sweden)	552	21,191

BAE Systems PLC (United Kingdom)	956	8,344

Bekaert SA (Belgium)	120	20,955

Boeing Co. (The) #	1,739	114,009

Caterpillar, Inc.	841	59,484

Clean Harbors, Inc. †	250	20,285

Columbus McKinnon Corp. †	442	12,062

Cummins, Inc.	696	45,351

Curtiss-Wright Corp.	194	10,451

Darling International, Inc. †	941	12,920

Deere (John) & Co.	872	61,537

EMCOR Group, Inc. †	480	16,354

Emerson Electric Co.	1,583	74,084

EnPro Industries, Inc. †	561	23,646

Esterline Technologies Corp. †	140	7,909

Flowserve Corp.	232	30,652

Foster Wheeler, Ltd. †	496	24,646

Fuel Systems Solutions, Inc. †	260	13,476

Gardner Denver, Inc. †	375	16,928

GrafTech International, Ltd. †	1,176	23,896

Heico Corp.	181	6,449

Herman Miller, Inc.	1,890	53,185

II-VI, Inc. †	512	22,482

Illinois Tool Works, Inc.	538	26,690

Insteel Industries, Inc.	430	7,353

Joy Global, Inc.	355	25,219

Knoll, Inc.	750	12,353

Lockheed Martin Corp.	159	18,514

Manitowoc Co., Inc. (The)	713	17,953

Matthews International Corp.	304	15,279

McDermott International, Inc. †	328	11,391

Mitsubishi Electric Corp. (Japan)	3,000	25,582

Molex, Inc.	410	9,889

Moog, Inc. †	506	23,984

Nordson Corp.	212	11,370

Northrop Grumman Corp.	202	13,908

Orbital Sciences Corp. †	999	26,414

Parker-Hannifin Corp.	138	8,842

Prysmian SpA (Italy)	815	20,025

COMMON STOCKS (34.7%)* cont.	Shares	Value

Capital Goods cont.
Raytheon Co.	1,593	$95,564

Robbins & Myers, Inc.	327	14,666

Siemens AG (Germany)	165	17,946

Steelcase, Inc.	1,801	19,991

Teledyne Technologies, Inc. †	313	19,509

Tomkins PLC (United Kingdom)	2,739	7,396

United Technologies Corp.	635	41,650

USEC, Inc. †	1,142	6,578

Wabtec Corp.	439	25,932

WESCO International, Inc. †	710	27,292

		1,398,692
Communication Services (1.2%)
AT&T, Inc.	4,366	139,668

Atlantic Tele-Network, Inc.	333	11,146

Belgacom SA (Belgium)	567	22,569

BT Group PLC (United Kingdom)	3,774	11,834

Centennial Communications Corp. †	1,086	8,275

DirecTV Group, Inc. (The) †	1,974	55,687

DISH Network Corp. Class A †	605	17,067

Embarq Corp.	295	13,912

France Telecom SA (France)	339	10,005

InterDigital, Inc. †	1,570	41,668

j2 Global Communications, Inc. †	572	14,111

KDDI Corp. (Japan)	4	23,289

Koninklijke (Royal) KPN NV (Netherlands)	1,366	23,187

Liberty Global, Inc. Class A †	1,274	44,819

Nice Systems, Ltd. ADR (Israel) †	337	10,322

Novatel Wireless, Inc. †	500	3,115

NTELOS Holdings Corp.	345	10,264

Premiere Global Services, Inc. †	1,386	20,956

Syniverse Holdings, Inc. †	806	13,372

Telecom Corp. of New Zealand, Ltd. (New Zealand)	6,882	15,482

Telecom Italia SpA RNC (Italy)	7,398	9,426

Telephone and Data Systems, Inc.	182	6,989

USA Mobility, Inc. †	882	9,940

Verizon Communications, Inc.	3,910	137,319

		674,422
Conglomerates (0.5%)
3M Co.	961	68,808

General Electric Co.	3,492	98,125

Honeywell International, Inc.	1,523	76,409

Walter Industries, Inc.	241	22,606

		265,948
Consumer Cyclicals (3.0%)
Aaron Rents, Inc.	411	11,738

Adecco SA (Switzerland)	36	1,690

Aeropostale, Inc. †	1,054	36,742

American Woodmark Corp.	770	18,295

AnnTaylor Stores Corp. †	490	11,897

Buckle, Inc. (The)	1,065	55,305

COMMON STOCKS (34.7%)* cont.	Shares	Value

Consumer Cyclicals cont.
Callaway Golf Co.	378	$5,133

Casey’s General Stores, Inc.	202	5,858

Cash America International, Inc.	253	10,472

Charlotte Russe Holding, Inc. †	1,512	17,857

Chemed Corp.	190	8,311

Childrens Place Retail Stores, Inc. (The) †	334	14,011

Coach, Inc. †	1,993	57,777

Consolidated Graphics, Inc. †	244	9,484

CTC Media, Inc. (Russia) †	656	12,726

Davis Service Group PLC (United Kingdom)	2,388	14,804

De La Rue PLC (United Kingdom)	787	12,603

Deckers Outdoor Corp. †	435	49,455

Deluxe Corp.	733	12,102

Dolby Laboratories, Inc. Class A †	504	20,513

Dollar Tree, Inc. †	1,171	44,920

Dreamworks Animation SKG, Inc. Class A †	240	7,651

Dress Barn, Inc. †	744	12,097

Electrolux AB Class B (Sweden)	1,020	13,078

Exide Technologies †	650	8,021

Expedia, Inc. †	1,026	18,119

EZCORP, Inc. Class A †	1,418	22,107

Fossil, Inc. †	663	19,837

GameStop Corp. †	862	37,816

Geberit International AG (Switzerland)	29	4,222

Genesco, Inc. †	390	14,278

Gymboree Corp. (The) †	611	23,982

Hankyu Department Stores (Japan)	1,000	6,127

Hasbro, Inc.	697	26,068

Healthcare Services Group, Inc.	330	6,428

Helen of Troy, Ltd. (Bermuda) †	64	1,539

Hillenbrand, Inc.	500	11,890

Hooker Furniture Corp.	400	6,736

ICF International, Inc. †	330	6,095

J Crew Group, Inc. †	340	8,979

Jakks Pacific, Inc. †	913	22,779

Jos. A. Bank Clothiers, Inc. †	312	8,109

Kesa Electricals PLC (United Kingdom)	2,465	7,240

Landauer, Inc.	261	17,033

Lear Corp. †	547	6,870

Lennox International, Inc.	340	12,580

Maidenform Brands, Inc. †	549	8,290

Manpower, Inc.	212	10,189

Marks & Spencer Group PLC (United Kingdom)	972	4,633

Marvel Entertainment, Inc. †	715	24,217

Mattel, Inc.	2,097	40,535

Mediaset SpA (Italy)	2,013	14,661

Morningstar, Inc. †	279	18,221

COMMON STOCKS (34.7%)* cont.	Shares	Value

Consumer Cyclicals cont.
National CineMedia, Inc.	750	$8,393

NBTY, Inc. †	877	29,151

Net 1 UEPS Technologies, Inc. (South Africa) †	590	15,824

Next PLC (United Kingdom)	397	7,647

Perry Ellis International, Inc. †	820	13,989

Phillips-Van Heusen Corp.	791	30,105

PRG-Schultz International, Inc. †	377	4,445

Priceline.com, Inc. †	358	33,287

RadioShack Corp.	832	15,816

Rent-A-Center, Inc. †	500	11,330

Sinclair Broadcast Group, Inc. Class A	963	6,828

Skechers U.S.A., Inc. Class A †	76	1,453

Standard Parking Corp. †	446	9,736

Steinway Musical Instruments, Inc. †	180	5,204

Steven Madden, Ltd. †	1,402	35,260

Swire Pacific, Ltd. (Hong Kong)	1,500	14,965

Time Warner, Inc.	5,116	83,749

TJX Cos., Inc. (The)	543	19,678

Toro Co. (The)	257	10,504

Town Sports International Holdings, Inc. †	760	7,965

Toyota Motor Corp. (Japan)	200	8,968

True Religion Apparel, Inc. †	207	5,620

Tupperware Brands Corp.	496	17,717

Urban Outfitters, Inc. †	924	32,913

Valeo SA (France)	588	21,003

Volkswagen AG (preference) (Germany)	182	28,022

Volkswagon AG (Germany)	243	72,625

Wal-Mart Stores, Inc.	815	48,142

Walt Disney Co. (The)	1,218	39,402

Warnaco Group, Inc. (The) †	985	50,796

Watson Wyatt Worldwide, Inc. Class A	720	42,185

Wiley (John) & Sons, Inc. Class A	429	20,412

William Hill PLC (United Kingdom)	159	818

WMS Industries, Inc. †	45	1,512

Wolverine World Wide, Inc.	710	18,694

		1,656,278
Consumer Staples (2.7%)
Administaff, Inc.	328	8,987

Alberto-Culver Co.	900	23,544

Alliance One International, Inc. †	795	3,196

Altria Group, Inc. #	3,268	68,726

Autogrill SpA (Italy)	506	6,285

Bare Escentuals, Inc. †	530	6,593

BAT Industries PLC (United Kingdom)	421	14,246

BJ’s Wholesale Club, Inc. †	348	13,234

Blyth Industries, Inc.	358	5,660

Boston Beer Co., Inc. Class A †	280	12,592

Brinker International, Inc.	779	14,739

COMMON STOCKS (34.7%)* cont.	Shares	Value

Consumer Staples cont.
Bunge, Ltd.	335	$29,936

Cal-Maine Foods, Inc.	723	28,551

Campbell Soup Co.	295	10,859

CBRL Group, Inc.	739	19,096

CEC Entertainment, Inc. †	677	23,194

Central European Distribution Corp. †	90	5,192

Chattem, Inc. †	248	17,390

Coca-Cola Co. (The)	397	20,672

Colgate-Palmolive Co.	862	65,538

Comcast Corp. Class A	1,283	27,174

Denny’s Corp. †	2,795	7,826

DeVry, Inc.	112	5,777

Domino’s Pizza, Inc. †	498	6,673

Estee Lauder Cos., Inc. (The) Class A	882	43,897

Fresh Del Monte Produce, Inc. (Cayman Islands) †	929	21,562

Heidrick & Struggles International, Inc.	677	20,554

Heineken NV (Netherlands)	299	14,031

Herbalife, Ltd. (Cayman Islands)	619	29,155

Imperial Sugar Co.	841	11,799

InBev NV (Belgium)	470	32,644

ITT Educational Services, Inc. †	448	39,832

Jack in the Box, Inc. †	507	12,031

Jeronimo Martins, SGPS, SA (Portugal)	5,402	46,154

Korn/Ferry International †	841	14,953

Kroger Co.	1,780	49,164

Mannatech, Inc. S	1,151	5,099

McDonald’s Corp.	799	49,578

MWI Veterinary Supply, Inc. †	300	11,817

Nash Finch Co.	1,205	49,068

Netflix, Inc. † S	786	24,240

New Oriental Education & Technology Group ADR (China) †	120	8,892

Nichirei Corp. (Japan)	3,000	17,135

Orbitz Worldwide, Inc. †	1,090	6,725

Papa John’s International, Inc. †	480	13,402

Pepsi Bottling Group, Inc. (The)	1,114	32,952

PepsiCo, Inc.	1,483	101,556

Philip Morris International, Inc.	1,369	73,515

Prestige Brands Holdings, Inc. †	1,019	9,681

Procter & Gamble Co. (The)	1,019	71,096

Ralcorp Holdings, Inc. †	255	15,657

Reynolds American, Inc.	784	41,536

Robert Half International, Inc.	739	18,918

Ruby Tuesday, Inc. †	1,480	10,345

Safeway, Inc.	2,356	62,057

Sanderson Farms, Inc.	93	3,191

Sonic Corp. †	656	9,505

Spartan Stores, Inc.	584	13,280

COMMON STOCKS (34.7%)* cont.	Shares	Value

Consumer Staples cont.
Travis Perkins PLC (United Kingdom)	209	$2,545

TrueBlue, Inc. †	1,252	20,771

Universal Corp.	244	12,668

Yum! Brands, Inc.	1,260	44,957

		1,511,642
Energy (3.3%)
Alliance Resource Partners, LP	230	10,725

Alpha Natural Resources, Inc. †	746	73,929

Basic Energy Services, Inc. †	860	25,138

Chevron Corp. #	2,501	215,886

Complete Production Services, Inc. †	957	28,279

Comstock Resources, Inc. †	310	20,131

ConocoPhillips	1,400	115,514

Core Laboratories NV (Netherlands)	184	22,842

Delek US Holdings, Inc.	358	2,828

Devon Energy Corp.	103	10,511

Dresser-Rand Group, Inc. †	1,264	51,268

ENI SpA (Italy)	179	5,819

ENSCO International, Inc.	504	34,161

Exxon Mobil Corp. #	4,430	354,444

First Solar, Inc. †	84	23,239

Halliburton Co.	163	7,162

Hercules Offshore, Inc. †	490	10,814

Hess Corp.	186	19,476

Holly Corp.	378	12,096

International Coal Group, Inc. †	840	8,593

ION Geophysical Corp. †	1,323	21,327

JA Solar Holdings Co., Ltd. ADR (China) †	524	9,343

Lufkin Industries, Inc.	140	12,991

Marathon Oil Corp.	2,666	120,157

Mariner Energy, Inc. †	600	17,454

Massey Energy Co.	496	32,716

McMoRan Exploration Co. †	797	21,798

Noble Corp.	367	18,456

Occidental Petroleum Corp.	716	56,822

Oil States International, Inc. †	179	9,958

Patterson-UTI Energy, Inc.	644	18,302

Rosetta Resources, Inc. †	336	7,812

Royal Dutch Shell PLC Class A (Netherlands)	1,392	48,626

Royal Dutch Shell PLC Class B (Netherlands)	1,235	42,494

Santos, Ltd. (Australia)	165	2,838

StatoilHydro ASA (Norway)	1,275	39,197

Stone Energy Corp. †	567	27,029

Sunoco, Inc. S	1,449	64,307

Swift Energy Co. †	259	12,098

Tidewater, Inc.	1,389	84,271

Trico Marine Services, Inc. †	1,356	32,205

Unit Corp. †	494	33,459

COMMON STOCKS (34.7%)* cont.	Shares	Value

Energy cont.
Vaalco Energy, Inc. †	1,140	$8,926

Valero Energy Corp.	746	25,931

		1,821,372
Financial (9.8%)
Acadia Realty Trust R	350	8,313

Advanta Corp. Class B	1,220	9,309

Agree Realty Corp. R	1,376	37,056

Alexandria Real Estate Equities, Inc. R	650	70,012

Allianz SE (Germany)	154	25,716

Allied World Assurance Company Holdings, Ltd. (Bermuda)	200	7,724

Allstate Corp. (The)	1,646	74,284

AMB Property Corp. R	1,101	49,974

American Financial Group, Inc.	1,283	36,604

Ameriprise Financial, Inc.	1,014	45,579

Amerisafe, Inc. †	627	11,593

Annaly Capital Management, Inc. R	3,245	48,545

Apartment Investment & Management Co. Class A R	1,647	58,370

Arbor Realty Trust, Inc R	500	4,405

Arch Capital Group, Ltd. (Bermuda) †	532	37,112

Aspen Insurance Holdings, Ltd. (Bermuda)	784	21,246

Assured Guaranty, Ltd. (Bermuda)	440	7,154

Asta Funding, Inc.	645	5,341

AvalonBay Communities, Inc. R	663	66,300

Banco Bilbao Vizcaya Argentaria SA (Spain)	783	13,223

Banco Latinoamericano de Exportaciones SA Class E (Panama)	657	11,892

Bank of America Corp.	2,190	68,197

Bank of the Ozarks, Inc.	320	7,158

Barclays PLC ADR (United Kingdom)	1,495	38,422

BioMed Realty Trust, Inc. R	1,831	49,034

Boston Properties, Inc. R	1,599	163,850

Brandywine Realty Trust R	2,415	42,021

BRE Properties R	1,149	55,416

Calamos Asset Management, Inc. Class A	656	14,058

Capital Trust, Inc. Class A R	189	2,279

Cathay General Bancorp	295	5,711

CB Richard Ellis Group, Inc. Class A †	2,090	27,316

CBL & Associates Properties R	2,577	55,895

Center Financial Corp.	805	10,843

Chubb Corp. (The)	1,142	54,827

Citigroup, Inc.	2,050	38,930

City Bank	405	4,921

City Holding Co.	219	9,156

Colonial Properties Trust R	540	10,211

Commerzbank AG (Germany)	134	3,944

Commonwealth Bank of Australia (Australia)	289	10,395

Compagnia Assicuratrice Unipol SpA (Preference) (Italy)	7,265	13,552

COMMON STOCKS (34.7%)* cont.	Shares	Value

Financial cont.
Credit Agricole SA (France)	404	$8,609

Credit Suisse Group (Switzerland)	433	20,128

DB RREEF Trust (Australia)	17,117	21,431

DBS Group Holdings, Ltd. (Singapore)	2,000	25,313

Deutsche Bank AG (Germany)	172	14,702

Developers Diversified Realty Corp. R	979	32,806

Discover Financial Services	938	15,430

DnB Holdings ASA (Norway)	1,777	20,562

Duke Realty Investments, Inc. R	1,203	30,111

eHealth, Inc. †	220	3,265

Entertainment Properties Trust R	1,348	73,156

Equity Lifestyle Properties, Inc. R	665	33,037

Equity Residential Properties Trust R #	2,846	120,101

Essex Property Trust, Inc. R	454	53,277

Extra Space Storage, Inc. R	1,873	29,500

FBL Financial Group, Inc. Class A	390	8,951

Federal Realty Investment Trust R	396	30,048

Federated Investors, Inc.	746	24,946

First Bancorp Puerto Rico (Puerto Rico)	970	9,167

First Industrial Realty Trust R	76	1,793

First Midwest Bancorp, Inc.	295	6,602

First Niagara Financial Group, Inc.	1,305	19,523

FirstMerit Corp.	697	14,107

Franklin Street Properties Corp. R	2,811	35,784

General Growth Properties, Inc. R #	2,326	60,313

Goldman Sachs Group, Inc. (The) #	675	110,680

Gramercy Capital Corp. R	552	3,693

Green Bankshares, Inc.	530	8,189

Greenhill & Co., Inc.	158	10,444

Hancock Holding Co.	255	12,508

HBOS PLC (United Kingdom)	564	3,246

HCP, Inc. R	1,730	62,661

Health Care REIT, Inc. R	660	34,234

Highwoods Properties, Inc. R	912	33,078

Home Properties of NY, Inc. R	1,118	58,975

Hospitality Properties Trust R	1,601	36,311

Host Marriott Corp. R	7,232	103,418

Hypo Real Estate Holding (Germany)	18	440

ING Groep NV (Netherlands)	756	23,675

Inland Real Estate Corp. R	2,555	38,427

Integra Bank Corp.	600	3,846

Interactive Brokers Group, Inc. Class A †	472	12,886

Interactive Data Corp.	740	22,274

International Bancshares Corp.	480	12,403

Invesco, Ltd.	1,032	26,450

Investment Technology Group, Inc. †	496	15,872

Janus Capital Group, Inc.	1,745	47,063

COMMON STOCKS (34.7%)* cont.	Shares	Value

Financial cont.
Jones Lang LaSalle, Inc.	944	$47,011

JPMorgan Chase & Co.	898	34,564

KBC Groupe SA (Belgium)	111	10,599

Kilroy Realty Corp. R	647	32,382

Kimco Realty Corp. R #	2,245	83,379

Knight Capital Group, Inc. Class A †	2,644	45,583

Lexington Corporate Properties Trust R	773	11,525

Liberty Property Trust R	1,058	39,950

Lloyds TSB Group PLC (United Kingdom)	2,055	11,377

Lloyds TSB Group PLC ADR (United Kingdom)	746	16,591

Loews Corp.	647	28,099

LTC Properties, Inc. R	1,791	48,124

Macerich Co. (The) R	483	29,912

Man Group PLC (United Kingdom)	1,374	14,195

Mastercard, Inc. Class A	160	38,808

Meadowbrook Insurance Group, Inc.	1,350	9,045

Medical Properties Trust, Inc. R	3,848	42,482

Mid-America Apartment Communities, Inc. R	846	42,435

Mission West Properties R	2,676	26,064

Morgan Stanley	1,252	51,119

Nasdaq OMX Group, Inc. (The) †	996	32,559

National Health Investors, Inc. R	1,465	47,906

National Retail Properties, Inc. R	450	10,211

Nationwide Health Properties, Inc. R	1,419	48,842

Navigators Group, Inc. †	281	14,724

Nordea AB (Sweden)	1,975	26,319

Northern Trust Corp.	135	10,853

NorthStar Realty Finance Corp. R	1,240	8,866

Odyssey Re Holdings Corp.	823	31,076

Old Second Bancorp, Inc.	450	7,619

Omega Healthcare Investors, Inc. R	3,526	62,904

optionsXpress Holdings, Inc.	280	6,460

Pacific Capital Bancorp.	1,350	19,859

Platinum Underwriters Holdings, Ltd. (Bermuda)	720	26,028

Portfolio Recovery Associates, Inc. †	200	8,508

ProLogis Trust R #	3,655	157,384

PS Business Parks, Inc. R	1,003	53,991

Public Storage, Inc. R	1,436	126,828

Ramco-Gershenson Properties R	623	14,404

Realty Income Corp. R	103	2,645

Regency Centers Corp. R	453	28,072

S&T Bancorp, Inc.	295	9,900

Safety Insurance Group, Inc.	140	6,020

Sandy Spring Bancorp, Inc.	480	8,592

Saul Centers, Inc. R	680	31,090

SeaBright Insurance Holdings, Inc. †	765	9,287

Selective Insurance Group	232	5,600

COMMON STOCKS (34.7%)* cont.	Shares	Value

Financial cont.
Senior Housing Properties Trust R	2,072	$44,921

Simon Property Group, Inc. R	2,578	244,601

SL Green Realty Corp. R	481	41,366

Societe Generale (France)	115	11,156

Southwest Bancorp, Inc.	395	6,652

Standard Pacific Corp. † S	2,310	7,392

State Street Corp. #	871	58,941

Sterling Bancshares, Inc.	933	9,181

Sterling Financial Corp.	1,043	10,628

Stifel Financial Corp. †	130	5,313

Suffolk Bancorp	290	10,304

Sunstone Hotel Investors, Inc.	1,662	23,567

SWS Group, Inc.	1,829	36,909

Tanger Factory Outlet Centers R	1,225	49,147

Taubman Centers, Inc. R	951	46,162

TradeStation Group, Inc. †	1,080	10,843

Travelers Cos., Inc. (The)	468	20,667

U.S. Bancorp	3,284	104,628

UCBH Holdings, Inc.	2,790	16,322

Universal Health Realty Income Trust R	274	10,053

Urstadt Biddle Properties, Inc. Class A R	2,183	37,176

Validus Holdings, Ltd. (Bermuda)	393	9,377

Ventas, Inc. R	1,532	69,583

Virginia Commerce Bancorp. †	880	4,646

Vornado Realty Trust R	1,457	144,913

W.R. Berkley Corp.	3,226	76,005

Waddell & Reed Financial, Inc. Class A	709	22,830

Washington Real Estate Investment Trust R	880	31,108

Weingarten Realty Investors R	1,619	53,508

Wharf (Holdings), Ltd. (Hong Kong)	3,000	10,869

World Acceptance Corp. †	388	15,140

Zenith National Insurance Corp.	597	22,799

Zurich Financial Services AG (Switzerland)	21	5,482

		5,481,303
Health Care (3.5%)
Aetna, Inc.	635	27,394

Albany Molecular Research, Inc. †	432	7,530

Align Technology, Inc. †	54	704

Alkermes, Inc. †	720	9,626

Alliance Imaging, Inc. †	1,395	16,196

Alnylam Pharmaceuticals, Inc. †	395	11,712

Alpharma, Inc. Class A †	190	6,783

Amedisys, Inc. †	533	28,366

American Oriental Bioengineering, Inc. (China) †	3,176	26,297

AMERIGROUP Corp. †	1,632	42,236

Amgen, Inc. †	1,271	79,882

AMN Healthcare Services, Inc. †	823	15,637

Applied Biosystems, Inc.	84	3,065

COMMON STOCKS (34.7%)* cont.	Shares	Value

Health Care cont.
Astellas Pharma, Inc. (Japan)	100	$4,506

AstraZeneca PLC (London Exchange) (United Kingdom)	799	38,892

Baxter International, Inc.	422	28,595

Becton, Dickinson and Co.	744	65,011

Bio-Rad Laboratories, Inc. Class A †	93	10,007

Bristol-Myers Squibb Co.	1,210	25,821

Centene Corp. †	480	10,838

Cephalon, Inc. †	649	49,726

China Medical Technologies, Inc. ADR (China)	485	22,281

CIGNA Corp.	989	41,419

Corvel Corp. †	504	14,671

Cubist Pharmaceuticals, Inc. †	421	9,275

Cutera, Inc. †	552	6,166

Cynosure, Inc. Class A †	635	15,735

Cypress Bioscience, Inc. †	1,171	8,033

Eclipsys Corp. †	430	9,593

Eli Lilly & Co.	841	39,233

Emergent Biosolutions, Inc. †	620	8,593

Enzon Pharmaceuticals, Inc. †	1,908	17,267

eResearch Technology, Inc. †	963	12,991

Forest Laboratories, Inc. †	871	31,086

Gen-Probe, Inc. †	478	28,561

Genoptix, Inc. †	300	10,500

Haemonetics Corp. †	133	8,342

Healthsouth Corp. †	660	11,873

Illumina, Inc. †	105	9,044

Intuitive Surgical, Inc. †	182	53,739

Invitrogen Corp. †	124	5,265

Johnson & Johnson #	1,784	125,647

Kinetic Concepts, Inc. †	215	7,559

King Pharmaceuticals, Inc. †	1,378	15,764

Life Sciences Research, Inc. †	250	8,850

Luminex Corp. †	615	15,676

Magellan Health Services, Inc. †	264	11,500

Martek Biosciences Corp. †	705	23,554

Masimo Corp. †	414	16,548

Medcath Corp. †	605	12,868

Medicines Co. †	858	20,901

Medicis Pharmaceutical Corp. Class A	295	6,109

Mentor Corp.	800	19,744

Merck & Co., Inc.	3,834	136,759

Merit Medical Systems, Inc. †	917	17,753

Mylan Laboratories, Inc. †	1,878	24,207

Myriad Genetics, Inc. †	200	13,640

Neurocrine Biosciences, Inc. †	1,490	7,703

Obagi Medical Products, Inc. †	960	9,264

Onyx Pharmaceuticals, Inc. †	170	6,948

COMMON STOCKS (34.7%)* cont.	Shares	Value

Health Care cont.
OSI Pharmaceuticals, Inc. †	696	$35,148

Owens & Minor, Inc.	190	8,763

Par Pharmaceutical Cos., Inc. †	739	10,523

PDL BioPharma, Inc.	977	11,792

PetMed Express, Inc. †	680	9,683

Pfizer, Inc.	3,929	75,083

Questcor Pharmaceuticals, Inc. †	1,370	7,480

Quidel Corp. †	990	19,355

RTI Biologics, Inc. †	1,300	12,194

Schering-Plough Corp.	1,202	23,319

Sciele Pharma, Inc.	842	16,225

Steris Corp.	599	22,025

Takeda Pharmaceutical Co., Ltd. (Japan)	700	36,517

Techne Corp. †	193	14,894

United Therapeutics Corp. †	157	16,662

Valeant Pharmaceuticals International †	790	14,465

Varian Medical Systems, Inc. †	868	54,823

Viropharma, Inc. †	600	8,790

Vivus, Inc. †	610	5,155

Waters Corp. †	716	48,867

WellPoint, Inc. †	810	42,760

Wyeth	1,955	84,612

Zoll Medical Corp. †	278	9,666

		1,962,286
Technology (4.5%)
Accenture, Ltd. Class A (Bermuda)	64	2,647

Acxiom Corp.	860	12,427

Advanced Energy Industries, Inc. †	1,010	16,291

Advent Software, Inc. †	520	24,050

Akamai Technologies, Inc. †	390	8,931

Anixter International, Inc. †	165	12,179

ANSYS, Inc. †	819	36,323

Apple Computer, Inc. †	937	158,850

Applied Materials, Inc.	1,128	20,214

ARRIS Group, Inc. †	2,480	23,461

Atheros Communications †	279	9,098

Avnet, Inc. †	552	16,201

Avocent Corp. †	1,473	34,571

Baidu.com ADR (China) †	100	31,372

Blackbaud, Inc.	323	6,521

Blackboard, Inc. †	222	8,871

BMC Software, Inc. †	3,705	120,635

Brocade Communications Systems, Inc. †	2,159	16,020

Cisco Systems, Inc. † #	8,086	194,468

CommScope, Inc. †	435	21,302

Compuware Corp. †	1,944	22,220

Comtech Telecommunications Corp. †	240	10,973

Credence Systems Corp. †	4,498	5,083

COMMON STOCKS (34.7%)* cont.	Shares	Value

Technology cont.
CSG Systems International, Inc. †	2,262	$42,752

Cubic Corp.	182	5,040

Cybersource Corp. †	622	10,686

Dell, Inc. †	608	13,212

Digital River, Inc. †	210	9,188

eBay, Inc. †	828	20,642

EMC Corp. †	4,366	66,712

Emulex Corp. †	1,048	14,064

F5 Networks, Inc. †	328	11,188

Factset Research Systems, Inc.	209	13,106

FEI Co. †	905	24,507

Fuji Photo Film Cos., Ltd. (Japan)	500	13,759

Fujitsu, Ltd. (Japan)	1,000	6,908

Hewlett-Packard Co.	2,763	129,640

Hitachi, Ltd. (Japan)	6,000	44,187

Hutchinson Technology, Inc. †	667	9,665

IBM Corp.	1,176	143,154

IHS, Inc. Class A †	274	17,580

Informatica Corp. †	900	15,183

Integral Systems, Inc.	250	11,248

Integrated Device Technology, Inc. †	940	9,955

Intel Corp.	6,278	143,578

Interwoven, Inc. †	656	9,656

Itron, Inc. †	101	10,462

IXYS Corp. †	600	7,638

JDA Software Group, Inc. †	1,473	26,853

Konica Corp. (Japan)	500	6,879

LTX Corp. †	2,974	5,323

MEMC Electronic Materials, Inc. †	841	41,285

Methode Electronics, Inc. Class A	790	8,682

Micrel, Inc.	1,200	11,052

Microsoft Corp.	9,027	246,347

MicroStrategy, Inc. †	157	10,073

National Instruments Corp.	400	12,912

National Semiconductor Corp.	1,945	41,681

NEC Corp. (Japan)	1,000	4,646

NetApp, Inc. †	1,262	32,156

NTT Data Corp. (Japan)	1	4,110

NVIDIA Corp. †	594	7,508

Omnicell, Inc. †	274	4,206

Oracle Corp. †	1,649	36,163

Parametric Technology Corp. †	1,367	27,449

Park Electrochemical Corp.	210	5,884

Photronics, Inc. †	1,801	5,889

Plantronics, Inc.	300	7,740

Progress Software Corp. †	305	8,909

Qualcomm, Inc.	241	12,689

COMMON STOCKS (34.7%)* cont.	Shares	Value

Technology cont.
SAIC, Inc. †	575	$11,529

Sanmina Corp. †	6,230	14,641

Silicon Image, Inc. †	1,500	10,395

Silicon Storage Technology, Inc. †	1,408	4,604

Sohu.com, Inc. (China) †	334	25,150

SonicWall, Inc. †	4,945	32,340

SPSS, Inc. †	806	25,453

Sybase, Inc. †	1,764	60,699

Sykes Enterprises, Inc. †	537	10,815

Synaptics, Inc. †	401	20,988

TeleCommunication Systems, Inc. Class A †	580	4,872

Texas Instruments, Inc.	286	7,010

TIBCO Software, Inc. †	624	5,111

Toshiba Corp. (Japan)	1,000	5,603

TTM Technologies, Inc. †	1,657	19,851

United Online, Inc.	1,015	10,688

Varian, Inc. †	561	27,887

Veeco Instruments, Inc. †	1,037	17,432

Xilinx, Inc.	336	8,729

Yahoo!, Inc. †	924	17,907

Yucheng Technologies, Ltd. (China) †	580	7,256

		2,533,814
Transportation (0.5%)
Accuride Corp. †	944	1,378

Alaska Air Group, Inc. †	54	1,135

Arkansas Best Corp.	425	14,714

British Airways PLC (United Kingdom)	542	2,456

Deutsche Lufthansa AG (Germany)	581	12,500

ExpressJet Holdings, Inc. †	191,938	38,388

Frontline, Ltd. (Bermuda)	641	38,313

Kirby Corp. †	348	15,935

Knightsbridge Tankers, Ltd. (Bermuda)	330	9,563

Orient Overseas International, Ltd. (Hong Kong)	1,500	5,135

Overseas Shipholding Group	213	15,281

Pacer International, Inc.	590	12,437

Qantas Airways, Ltd. (Australia)	4,367	12,482

Ryder System, Inc.	611	39,422

Singapore Airlines, Ltd. (Singapore)	940	10,037

Singapore Maritime, Ltd. (Singapore)	13,000	16,849

SkyWest, Inc.	1,252	21,397

		267,422
Utilities & Power (1.2%)
AES Corp. (The) †	1,849	28,216

Alliant Energy Corp.	706	24,675

Black Hills Corp.	64	2,164

Cleco Corp.	393	9,908

Constellation Energy Group, Inc.	387	25,817

DPL, Inc.	579	14,371

COMMON STOCKS (34.7%)* cont.	Shares	Value

Utilities & Power cont.
Edison International	2,033	$93,355

Electric Power Development Co. (Japan)	200	7,367

Enel SpA (Italy)	2,838	26,104

Energen Corp.	1,366	76,277

FirstEnergy Corp.	621	45,109

Mirant Corp. †	103	3,047

National Grid PLC (United Kingdom)	1,027	13,342

NICOR, Inc.	220	10,096

Northwest Natural Gas Co.	387	18,859

Northwestern Corp.	393	10,336

OGE Energy Corp.	274	9,234

Ormat Technologies, Inc.	140	7,020

PG&E Corp.	2,074	85,718

Portland General Electric Co.	1,099	28,156

Public Service Enterprise Group, Inc.	129	5,259

Questar Corp.	1,089	56,508

Singapore Petroleum Co., Ltd. (Singapore)	1,000	3,776

Terna SPA (Italy)	3,824	15,381

Toho Gas Co., Ltd. (Japan)	1,000	5,625

Tokyo Electric Power Co. (Japan)	1,400	39,996

Westar Energy, Inc.	182	4,122

WGL Holdings, Inc.	274	8,823

		678,661
Total common stocks (cost $19,693,166)		$19,353,578

CORPORATE BONDS AND NOTES (34.4%)*	Principal amount	Value
Basic Materials (2.5%)
AK Steel Corp. company guaranty 7 3/4s, 2012	$10,000	$10,225

Aleris International, Inc. company guaranty 9s, 2014 ‡‡	15,000	11,700

ArcelorMittal 144A notes 6 1/8s, 2018 (Luxembourg)	10,000	9,617

ARCO Chemical Co. debs. 10 1/4s, 2010	10,000	10,000

BHP Billton Finance USA, Ltd. company guaranty unsec. notes 5.4s,
2017 (Australia)	5,000	4,782

Builders FirstSource, Inc. company guaranty sr. sec. notes FRN 7.054s, 2012	5,000	3,375

Century Aluminum Co. company guaranty 7 1/2s, 2014	5,000	4,850

Compass Minerals International, Inc. sr. disc. notes Ser. B, 12s, 2013	3,000	3,158

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s, 2017	130,000	137,475

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 1/4s, 2015	10,000	10,500

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes FRN 5.883s, 2015	5,000	5,041

Georgia-Pacific Corp. debs. 9 1/2s, 2011	5,000	5,075

Georgia-Pacific Corp. sr. notes 8s, 2024	5,000	4,575

Georgia-Pacific Corp. 144A company guaranty 7 1/8s, 2017	10,000	9,275

Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)	5,000	5,188

Glancore Funding LLC 144A company guaranty sr. unsec. unsub.
notes 6s, 2014	100,000	96,538

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014	5,000	4,163

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Basic Materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub.
notes 7 7/8s, 2014	$20,000	$18,600

International Paper Co. bonds 7.95s, 2018	5,000	5,080

International Paper Co. bonds 7.4s, 2014	30,000	30,607

Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012	3,000	2,610

Momentive Performance Materials, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2014	120,000	108,300

Monsanto Co. sr. unsec. unsub. notes 5 1/8s, 2018	5,000	4,894

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	10,000	10,516

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014	5,000	5,171

NewPage Corp. company guaranty 10s, 2012	150,000	145,500

NewPage Holding Corp. sr. notes FRN 9.986s, 2013 ‡‡	1,476	1,369

Norske Skog Canada, Ltd. company guaranty Ser. D, 8 5/8s, 2011 (Canada)	30,000	24,563

Novelis, Inc. company guaranty 7 1/4s, 2015	122,000	113,155

Packaging Corp. of America unsec. unsub. notes 5 3/4s, 2013	165,000	163,189

PPG Industries, Inc. sr. unsec. unsub. notes 6.65s, 2018	85,000	87,126

Sealed Air Corp. 144A notes 5 5/8s, 2013	100,000	97,813

Smurfit-Stone Container Enterprises, Inc. sr. unsec. unsub. notes 8s, 2017	5,000	4,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	115,000	107,238

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016	5,000	4,881

Tube City IMS Corp. company guaranty 9 3/4s, 2015	10,000	9,350

Verso Paper Holdings, LLC/ Verso Paper, Inc. company guaranty 11 3/8s, 2016	10,000	8,500

Verso Paper Holdings, LLC/Verso Paper, Inc. sec. notes 9 1/8s, 2014	100,000	94,000

		1,381,999
Capital Goods (1.4%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	105,000	102,113

Berry Plastics Corp. company guaranty sr. sec. notes FRN 7.541s, 2015	20,000	19,000

Berry Plastics Holding Corp. sec. FRN 6.651s, 2014	100,000	75,000

Blount, Inc. sr. sub. notes 8 7/8s, 2012	5,000	5,100

Eaton Corp. notes 5.6s, 2018	10,000	9,906

General Cable Corp. company guaranty sr. unsec. notes FRN 5.166s, 2015	10,000	8,650

Hawker Beechcraft Acquisition Co., LLC sr. sub. notes 9 3/4s, 2017	105,000	102,900

Hexcel Corp. sr. sub. notes 6 3/4s, 2015	15,000	14,550

L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015	105,000	100,538

L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	10,000	9,425

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	5,000	5,171

Owens-Illinois, Inc. debs. 7 1/2s, 2010	100,000	102,250

Pitney Bowes, Inc. sr. unsec. notes 5.6s, 2018	60,000	59,086

Ryerson Tull, Inc. 144A sec. notes 12s, 2015	110,000	107,800

Titan International, Inc. company guaranty 8s, 2012	15,000	14,850

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	20,000	20,085

WCA Waste Corp. company guaranty 9 1/4s, 2014	5,000	4,950

		761,374
Communication Services (2.6%)
ALLTEL Corp. sr. notes 7s, 2012	280,000	287,700

American Tower Corp. 144A sr. notes 7s, 2017	5,000	4,975

AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011	20,000	21,393

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	25,000	24,348

Centennial Communications Corp. sr. notes 10s, 2013	5,000	5,200

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Communication Services cont.
Cricket Communications, Inc. company guaranty 9 3/8s, 2014	$115,000	$113,994

Embarq Corp. notes 7.082s, 2016	40,000	37,113

Embarq Corp. sr. unsec. unsub. notes 6.738s, 2013	195,000	186,727

Hawaiian Telcom Communications, Inc. company guaranty Ser. B,
9 3/4s, 2013	5,000	1,375

Inmarsat Finance PLC company guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012 (United Kingdom) ††	110,000	112,063

Intelsat Bermuda, Ltd. company guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	135,000	141,919

iPCS, Inc. company guaranty sr. sec. notes FRN 4.926s, 2013	5,000	4,438

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	120,000	110,100

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	5,000	4,350

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 9 1/4s, 2014	120,000	118,950

PAETEC Holding Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2015	5,000	4,050

Qwest Communications International, Inc. company guaranty 7 1/2s, 2014	100,000	91,000

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	15,000	15,113

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	15,000	15,215

Rural Cellular Corp. sr. unsec. sub. FRN 8.623s, 2012	5,000	5,100

Rural Cellular Corp. sr. unsec. sub. notes FRN 5.681s, 2013	5,000	5,100

Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	5,000	5,069

West Corp. company guaranty 9 1/2s, 2014	105,000	89,513

Windstream Corp. company guaranty 8 5/8s, 2016	35,000	34,650

Windstream Corp. company guaranty 8 1/8s, 2013	5,000	4,950

		1,444,405
Conglomerates (—%)
Honeywell International, Inc. sr. unsec. notes 5.3s, 2018	5,000	4,924

Parker Hannifin Corp. sr. unsec. unsub. notes 5 1/2s, 2018	10,000	10,071

		14,995
Consumer Cyclicals (4.9%)
Allison Transmission 144A company guaranty 11s, 2015	115,000	105,800

American Media, Inc. sr. unsec. sub. notes company guaranty Ser. B,
10 1/4s, 2009	5,000	3,850

American Media, Inc. 144A company guaranty sr. unsec. sub. notes
10 1/4s, 2009	182	140

Aramark Corp. company guaranty 8 1/2s, 2015	5,000	5,038

Aramark Corp. company guaranty FRN 6.301s, 2015	100,000	93,000

ArvinMeritor, Inc. notes 8 3/4s, 2012	2,000	1,805

Associated Materials, Inc. company guaranty 9 3/4s, 2012	105,000	104,738

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	20,000	9,450

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	60,000	45,450

CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	12,000	10,305

Cenveo Corp. 144A company guaranty sr. unsec. notes 10 1/2s, 2016	10,000	9,775

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes 9 5/8s, 2015	10,000	2,800

Corrections Corporation of America sr. notes 7 1/2s, 2011	5,000	5,038

D.R. Horton, Inc. company guaranty 8s, 2009	5,000	5,000

D.R. Horton, Inc. company guaranty sr. unsub. notes 5s, 2009	5,000	4,950

DaimlerChrysler NA Holding Corp. company guaranty unsec. unsub. notes
Ser. MTN, 5 3/4s, 2011	5,000	5,019

Expedia, Inc. sr. unsec. notes company guaranty 7.456s, 2018	45,000	43,425

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Consumer Cyclicals cont.
Federated Department Stores, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	$140,000	$137,857

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	95,000	77,933

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	65,000	60,413

Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	16,000	16,440

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B, 6.508s, 2014	5,000	4,325

Hanson PLC company guaranty 6 1/8s, 2016 (United Kingdom)	80,000	74,612

Harrah’s Operating Co., Inc. 144A company guaranty sr. notes 10 3/4s, 2016	100,000	67,250

Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R	10,000	8,600

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	115,000	107,525

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	10,000	7,150

Jostens IH Corp. company guaranty 7 5/8s, 2012	10,000	9,775

KB Home company guaranty 6 3/8s, 2011	50,000	46,000

Lamar Media Corp. company guaranty 7 1/4s, 2013	10,000	9,500

Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015	5,000	4,431

Lear Corp. company guaranty 8 1/2s, 2013	5,000	4,000

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	5,000	4,300

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	105,000	94,631

Limited Brands, Inc. sr. unsec. notes 6 1/8s, 2012	40,000	37,745

Marriott International, Inc. sr. unsec. unsub. notes 4 5/8s, 2012	120,000	111,189

Masco Corp. sr. unsec. notes 5.85s, 2017	100,000	85,511

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	130,000	94,900

Mattel, Inc. sr. unsec. notes 5 5/8s, 2013	155,000	153,698

Meritage Homes Corp. company guaranty 6 1/4s, 2015	90,000	70,200

Meritor Automotive, Inc. notes 6.8s, 2009	5,000	4,925

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	165,000	159,638

MGM Mirage, Inc. company guaranty 6s, 2009	15,000	14,700

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	5,000	3,200

Michaels Stores, Inc. company guaranty 10s, 2014	110,000	82,500

Neiman-Marcus Group, Inc. company guaranty 9s, 2015	115,000	111,838

NTK Holdings, Inc. sr. disc. notes zero %, 2014	5,000	2,100

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2015	10,000	7,750

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	105,000	102,375

R.H. Donnelley, Inc. 144A company guaranty sr. unsec. notes 11 3/4s, 2015	19,000	13,965

Reader’s Digest Association, Inc. (The) company guaranty sr. unsec. sub.
notes 9s, 2017	5,000	3,000

Realogy Corp. company guaranty sr. notes zero %, 2014 ‡‡	10,000	4,700

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014 R	10,000	5,900

Station Casinos, Inc. sr. notes 6s, 2012	5,000	3,488

Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	15,000	6,525

Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	10,000	8,500

Tenneco, Inc. sr. unsec. notes company guaranty 8 1/8s, 2015	105,000	94,238

Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	10,000	9,350

Texas Industries, Inc. 144A company guaranty sr. unsec. notes 7 1/4s, 2013	10,000	9,425

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes 8 1/2s, 2014	115,000	70,150

THL Buildco, Inc. (Nortek Holdings, Inc.) 144A sr. sec. notes 10s, 2013	5,000	4,675

Toll Brothers, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2011	15,000	14,475

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Consumer Cyclicals cont.
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	$120,000	$54,900

TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017	100,000	86,000

UCI Holdco, Inc. sr. unsec. notes FRN 10.276s, 2013 ‡‡	11,933	9,188

United Auto Group, Inc. company guaranty 7 3/4s, 2016	5,000	4,056

Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009 (In default) †	10,000	700

Vertis, Inc. 144A unsec. sub. notes 13 1/2s, 2009 (In default) †	5,000	75

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge. 6 5/8s, 2014	20,000	18,225

Yankee Acquisition Corp. company guaranty Ser. B, 8 1/2s, 2015	105,000	80,850

		2,734,979
Consumer Staples (4.8%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	5,000	4,875

Affinion Group, Inc. company guaranty 10 1/8s, 2013	5,000	4,925

AMC Entertainment, Inc. company guaranty 11s, 2016	5,000	5,075

Anheuser-Busch Cos., Inc. sr. unsec. notes 5.6s, 2017	100,000	94,758

Avis Budget Car Rental, LLC company guaranty 7 5/8s, 2014	5,000	3,550

British Sky Broadcasting PLC company guaranty 6 7/8s, 2009 (United Kingdom)	110,000	111,293

Buffets, Inc. company guaranty 12 1/2s, 2014 (In default) †	5,000	50

Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	120,000	118,800

CCH I, LLC sec. notes 11s, 2015	15,000	11,513

CCH II, LLC sr. unsec. notes 10 1/4s, 2010	30,000	28,800

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	115,000	109,825

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	5,000	4,063

Cinemark, Inc. sr. disc. notes stepped-coupon zero % (9 3/4s, 3/15/09), 2014 ††	10,000	9,650

Clear Channel Communications, Inc. sr. unsec. notes 7.65s, 2010	10,000	9,550

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	5,000	2,438

Comcast Cable Communications company guaranty sr. unsub. notes
8 7/8s, 2017	10,000	11,337

Comcast Corp. unsec. bonds 6.4s, 2038	10,000	9,174

Cox Communications, Inc. unsec. sr. notes 4 5/8s, 2010	100,000	99,318

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	10,000	9,750

Dean Foods Co. company guaranty 7s, 2016	110,000	101,750

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	110,000	111,100

DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	130,000	122,525

Echostar DBS Corp. company guaranty 7 1/8s, 2016	25,000	23,000

Echostar DBS Corp. sr. notes 6 3/8s, 2011	110,000	107,525

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,000	4,675

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	5,000	5,018

Hertz Corp. company guaranty 8 7/8s, 2014	110,000	102,988

Idearc, Inc. company guaranty 8s, 2016	45,000	20,363

Jarden Corp. company guaranty 7 1/2s, 2017	105,000	93,450

Liberty Media Corp. debs. 8 1/4s, 2030	5,000	4,226

Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	65,000	65,777

Newell Rubbermaid, Inc. sr. unsec. notes 5 1/2s, 2013	85,000	82,075

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	130,000	89,050

OSI Restaurant Partners, Inc. company guaranty 10s, 2015	5,000	2,750

Pearson Dollar Finance Two PLC 144A company guaranty sr. notes 6 1/4s,
2018 (United Kingdom)	200,000	199,740

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Consumer Staples cont.
Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	$5,000	$4,350

Pinnacle Foods Finance LLC sr. sub. notes 10 5/8s, 2017	5,000	4,000

R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s, 2017	1,000	515

Reynolds American, Inc. company guaranty 7 1/4s, 2013	10,000	10,395

Rite Aid Corp. company guaranty 9 1/2s, 2017	10,000	6,450

Rite Aid Corp. company guaranty 9 3/8s, 2015	90,000	58,050

Rite Aid Corp. sec. notes 7 1/2s, 2017	5,000	4,150

Rogers Communications Inc. company guaranty notes 6.8s, 2018 (Canada)	5,000	5,100

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	15,000	14,988

Sirius Satellite Radio, Inc. sr. unsec. notes 9 5/8s, 2013	105,000	82,163

Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	10,000	5,250

Supervalu, Inc. notes 7 7/8s, 2009	240,000	243,000

Supervalu, Inc. sr. notes 7 1/2s, 2014	5,000	4,950

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	20,000	20,040

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	5,000	5,043

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	120,000	121,368

United Rentals NA, Inc. company guaranty 6 1/2s, 2012	100,000	89,250

Universal Corp. MTNC notes 5.2s, 2013	100,000	96,256

Viacom, Inc. company guaranty sr. unsec. notes 6 5/8s, 2011	70,000	70,296

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	80,000	77,437

		2,707,807
Energy (2.6%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	15,000	14,963

Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	6,000	5,220

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 7/8s, 2017	5,000	4,338

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	15,000	13,950

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	110,000	111,100

Complete Production Services, Inc. company guaranty 8s, 2016	10,000	9,825

Compton Petroleum Corp. company guaranty 7 5/8s, 2013 (Canada)	105,000	98,569

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	5,000	4,813

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015 (Canada)	115,000	118,738

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	5,000	4,881

Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	5,000	4,913

Encore Acquisition Co. sr. sub. notes 6s, 2015	100,000	87,250

Enterprise Products Operating, LLC company guaranty sr. notes 6 1/2s, 2019	15,000	15,055

Forest Oil Corp. sr. notes 8s, 2011	5,000	5,113

Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	5,000	4,438

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes 9 1/2s, 2016	135,000	134,325

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	5,000	4,650

Kerr-McGee Corp. sec. notes 6.95s, 2024	5,000	5,101

Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014	15,000	15,113

Massey Energy Co. company guaranty sr. unsec. notes 6 7/8s, 2013	100,000	97,750

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	10,000	9,313

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	5,000	4,706

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	5,000	4,700

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s, 2014 (Canada)	5,000	4,994

Peabody Energy Corp. company guaranty 7 3/8s, 2016	115,000	118,450

Petro-Canada sr. unsec. unsub. notes 6.05s, 2018 (Canada)	5,000	4,842

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Energy cont.
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	$115,000	$114,425

Petroleum Development Corp. company guaranty sr. unsec. notes 12s, 2018	15,000	15,675

Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014 (Bermuda)	100,000	90,500

Plains Exploration & Production Co. company guaranty 7 3/4s, 2015	10,000	9,525

Plains Exploration & Production Co. company guaranty 7s, 2017	105,000	94,500

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	5,000	5,075

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	5,000	4,350

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	100,000	87,500

SandRidge Energy, Inc. sr. notes 8s, 2018	10,000	9,375

Stallion Oilfield Services/Stallion Oilfield Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015	40,000	29,500

Targa Resources, Inc. company guaranty sr. unsec. notes 8 1/2s, 2013	50,000	47,500

Williams Cos., Inc. (The) notes 8 3/4s, 2032	15,000	16,875

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	10,000	10,450

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	10,000	9,432

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	5,000	4,650

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	5,000	4,985

		1,461,427
Financial (4.7%)
BankAmerica Capital III bank guaranty jr. unsec. FRN Ser. *, 3.361s, 2027	20,000	14,443

Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049 (United Kingdom)	40,000	38,130

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	40,000	41,445

Berkshire Hathaway Finance Corp. 144A company guaranty sr.
notes 5.4s, 2018	15,000	14,930

Chubb Corp. (The) sr. notes 6 1/2s, 2038	5,000	4,736

Citigroup, Inc. sr. notes 6 1/2s, 2013	25,000	25,027

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	30,000	28,049

CNA Financial Corp. unsec. notes 6 1/2s, 2016	135,000	129,845

CNA Financial Corp. unsec. notes 6s, 2011	5,000	5,070

Deutsche Bank AG/London notes 4 7/8s, 2013 (Germany)	40,000	39,236

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	10,000	9,574

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	15,000	12,825

Fleet Capital Trust V bank guaranty FRN 3.764s, 2028	20,000	14,918

General Electric Capital Corp. sr. unsec. notes 5 7/8s, 2038	90,000	81,039

Genworth Life Institutional Funding Trust notes Ser. MTN, 5 7/8s, 2013	5,000	4,869

GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010	105,000	83,789

GMAC, LLC sr. unsec. unsub. notes 7s, 2012	5,000	3,001

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2012	5,000	2,933

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2011	15,000	9,308

GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	17,000	9,230

GMAC, LLC sr. unsec. unsub. notes 6 5/8s, 2012	10,000	5,852

GMAC, LLC sr. unsec. unsub. notes FRN 5.011s, 2014	2,000	1,050

Health Care Property Investors, Inc. sr. unsec. notes 6s, 2017	5,000	4,223

HRPT Properties Trust bonds 5 3/4s, 2014 R	100,000	88,492

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	100,000	79,750

International Lease Finance Corp. sr. unsec. 6 3/8s, 2013	110,000	97,753

JPMorgan Chase & Co. sr. notes 6s, 2018	5,000	4,842

Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. MTN, 5s, 2011	35,000	33,521

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount		Value

Financial cont.
Lehman Brothers Holdings, Inc. sub. notes 7 1/2s, 2038		$5,000	$4,429

Lehman Brothers Holdings, Inc. sub. notes 5 3/4s, 2017		10,000	8,495

Lender Processing Services, Inc. 144A sr. unsec. notes 8 1/8s, 2016		20,000	20,325

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		5,000	4,706

Liberty Mutual Group 144A company guaranty FRB 10 3/4s, 2058		25,000	23,269

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 3s, 2011		5,000	4,480

MetLife, Inc. sr. unsec. notes Ser. A, 6.817s, 2018		25,000	25,065

Monumental Global Funding, Ltd. 144A notes 5 1/2s, 2013
(Cayman Islands)		15,000	14,865

Nederlandense Waterschapsbank NV unsec.
notes 5 7/8s, 2015 (Netherlands)	AUD	1,520,000	1,249,785

Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015		$115,000	99,763

Pacific Life Global Funding 144A notes 5.15s, 2013		10,000	10,006

Protective Life Secured Trusts sr. sec. notes 5.45s, 2012		5,000	4,947

Prudential Financial, Inc. sr. unsec. unsub. notes Ser. MTNB,
5.1s, 2014		25,000	23,715

Rouse Co., LP (The)/TRC Property Holdings, Inc. 144A
sr. unsec. unsub. notes 6 3/4s, 2013 R		100,000	83,109

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010		10,000	9,097

Travelers Cos., Inc. (The) sr. unsec. notes 5.8s, 2018		5,000	4,793

VTB Capital SA 144A notes 6 7/8s, 2018 (Luxembourg)		102,000	96,263

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013		15,000	13,773

Wells Fargo & Co. FRN 7.7s, 2049		7,000	6,647

			2,595,412
Government (3.8%)
European Investment Bank supranational bank
bonds sr. unsec. 3 1/2s, 2014 (Luxembourg)	CHF	40,000	37,632

Kreditanstalt fuer Wiederaufbau foreign government
guaranty 7 1/4s, 2010 (Germany)	NZD	500,000	348,779

Kreditanstalt fuer Wiederaufbau foreign government
guaranty 4 3/8s, 2018 (Germany)	EUR	1,000,000	1,435,679

Kreditanstalt fuer Wiederaufbau govt. guaranty unsec.
unsub. notes Ser. EXCH, 5 5/8s, 2017 (Germany)	GBP	100,000	190,051

Norddeutsche Landesbank Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	24,000	35,947

Oester Postspark Bawag foreign government
guaranty Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF	60,000	55,441

			2,103,529
Health Care (2.4%)
Bausch & Lomb, Inc. 144A sr. unsec. notes 9 7/8s, 2015		$100,000	102,750

Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017		100,000	108,000

Cardinal Health, Inc. sr. unsec. notes 5.65s, 2012		20,000	20,178

Cardinal Health, Inc. sr. unsec. unsub. notes 5 1/2s, 2013		150,000	147,302

Community Health Systems, Inc. company guaranty 8 7/8s, 2015		145,000	146,450

DaVita, Inc. company guaranty 6 5/8s, 2013		5,000	4,875

Elan Finance PLC/Elan Finance Corp. company guaranty 7 3/4s,
2011 (Ireland)		15,000	14,100

GlaxoSmith Kline Capital Inc, company guaranty sr. notes 5.65s, 2018		20,000	20,057

HCA, Inc. sr. sec. notes 9 1/4s, 2016		155,000	159,456

HCA, Inc. sr. sec. notes 9 1/8s, 2014		5,000	5,138

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Health Care cont.
HCA, Inc. sr. unsec. notes 6 3/8s, 2015	$15,000	$12,375

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	1,730

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	5,000	4,350

Healthsouth Corp. company guaranty 10 3/4s, 2016	5,000	5,375

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014	105,000	105,263

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	5,000	4,700

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	5,000	4,625

Select Medical Corp. company guaranty 7 5/8s, 2015	20,000	17,200

Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016	105,000	96,600

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	5,000	4,825

Sun Healthcare Group, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2015	5,000	5,000

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	5,000	3,750

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	5,000	4,350

Tenet Healthcare Corp. notes 7 3/8s, 2013	110,000	103,263

Tenet Healthcare Corp. sr. unsec. unsub. notes 6 3/8s, 2011	25,000	24,125

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	10,000	9,576

US Oncology Holdings, Inc. sr. unsec. notes FRN 7.949s, 2012 ‡‡	5,000	3,888

US Oncology, Inc. company guaranty 9s, 2012	105,000	105,000

Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	110,000	108,075

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	5,000	4,750

		1,357,126
Technology (2.0%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	5,000	3,775

Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	8,000	6,080

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	103,000	96,563

Arrow Electronics, Inc. unsecd. notes 9.15s, 2010	60,000	64,602

Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	5,000	4,800

Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015	20,000	17,875

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	5,000	4,625

Computer Sciences Corp. sr. unsec. unsub. notes 5s, 2013	30,000	29,334

Computer Sciences Corp. 144A sr. unsec. notes 6 1/2s, 2018	135,000	136,715

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 8 7/8s, 2014	140,000	113,400

Freescale Semiconductor, Inc. company guaranty sr. unsec. sub. notes
10 1/8s, 2016	10,000	7,675

Freescale Semiconductor, Inc. company guaranty sr. unsec. sub. notes
9 1/8s, 2014 ‡‡	5,000	3,900

Iron Mountain, Inc. company guaranty 8 5/8s, 2013	15,000	15,075

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	10,000	9,750

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	15,000	14,713

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	10,000	6,950

Motorola, Inc. sr. notes 8s, 2011	110,000	111,898

Nortel Networks, Ltd. company guaranty sr. unsec. notes FRN 7.041s,
2011 (Canada)	5,000	4,638

Nortel Networks, Ltd. 144A sr. unsecd. notes company guaranty 10 3/4s,
2016 (Canada)	15,000	13,875

NXP BV/NXP Funding, LLC sec. notes 7 7/8s, 2014 (Netherlands)	100,000	82,000

Sanmina Corp. company guaranty sr. unsec. sub. notes 6 3/4s, 2013	5,000	4,513

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	5,000	4,513

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Technology cont.
Seagate Technology Hdd Holdings company guaranty 6.8s, 2016
(Cayman Islands)	$5,000	$4,484

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	4,030

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	135,000	137,025

Travelport LLC company guaranty 9 7/8s, 2014	120,000	98,100

Tyco Electronics Group SA company guaranty 6.55s, 2017 (Luxembourg)	90,000	90,274

Tyco Electronics Group SA sr. unsec. unsub. note company quaranty
5.95s, 2014 (Luxembourg)	15,000	15,009

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	5,000	4,975

Xerox Corp. sr. unsec. notes 6.35s, 2018	10,000	9,673

		1,120,839
Transportation (0.3%)
Canadian National Railway Co. sr. unsec. unsub. notes 5.55s, 2018 (Canada)	5,000	5,002

Ryder System, Inc. sr. unsec. unsub. notes Ser. MTN, 6s, 2013	155,000	153,501

Southwest Airlines Co. sr. unsec. unsub. notes 6 1/2s, 2012	25,000	24,982

		183,485
Utilities & Power (2.4%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	5,000	4,925

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	7,000	7,245

CMS Energy Corp. sr. notes 8 1/2s, 2011	10,000	10,516

Colorado Interstate Gas Co. debs. 6.85s, 2037	100,000	93,269

Commonwealth Edison Co. 1st mtge. sec. bond 5.8s, 2018	10,000	9,740

Consumers Energy Co. 1st mtge. sec. bond 5.65s, 2018	20,000	19,660

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	15,000	14,984

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	10,000	10,192

Dynegy Holdings, Inc. sr. unsec. 7 1/2s, 2015	100,000	94,000

Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	5,000	4,894

Dynegy-Roseton Danskamme company guaranty Ser. B, 7.67s, 2016	5,000	4,888

E.ON International Finance BV 144A notes 5.8s, 2018 (Netherlands)	30,000	29,532

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	5,000	5,013

Edison Mission Energy sr. unsec. notes 7.2s, 2019	105,000	100,800

Edison Mission Energy sr. unsec. notes 7s, 2017	20,000	19,150

El Paso Corp. sr. notes Ser. MTN, 7 3/4s, 2032	5,000	4,910

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	10,000	9,300

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	90,000	92,461

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	5,000	5,013

Mirant North America, LLC company guaranty 7 3/8s, 2013	110,000	109,175

Nevada Power Co. notes 6 1/2s, 2018	25,000	25,405

NRG Energy, Inc. company guaranty 7 3/8s, 2017	5,000	4,888

NRG Energy, Inc. sr. notes 7 3/8s, 2016	120,000	118,500

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	10,000	10,100

PSEG Energy Holdings, Inc. sr. notes 8 1/2s, 2011	5,000	5,221

Public Service Co. of Colorado 1st mtge. sec. bond 5.8s, 2018	5,000	5,103

Reliant Resources, Inc. sr. unsec. unsub. notes 7 5/8s, 2014	100,000	96,750

Rockies Express Pipeline, LLC 144A sr. notes 7 1/2s, 2038	25,000	26,149

Rockies Express Pipeline, LLC 144A sr. notes 6.85s, 2018	5,000	5,115

Southern California Edison Co. 1st mtge. sr. sec. bond 5 1/2s, 2018	10,000	10,109

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes
6.2s, 2018	10,000	9,838

CORPORATE BONDS AND NOTES (34.4%)* cont.	Principal amount	Value

Utilities & Power cont.
Spectra Energy Capital, LLC sr. unsec. unsub. notes 5.668s, 2014	$155,000	$151,949

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 7.2s, 2011	15,000	15,265

Texas Competitive Electric Holdings Co., LLC company guaranty
10 1/4s, 2015	60,000	59,850

Texas Competitive Electric Holdings Co., LLC 144A company guaranty
10 1/4s, 2015	100,000	99,750

TransAlta Corp. sr. unsec. notes 6.65s, 2018 (Canada)	20,000	19,767

TransCanada Pipelines, Ltd. sr. unsec. unsub. notes 6 1/2s, 2018 (Canada)	5,000	5,052

TXU Corp. sr. notes Ser. P, 5.55s, 2014	15,000	11,697

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	5,000	5,045

		1,335,220
Total corporate bonds and notes (cost $20,257,833)		$19,202,597

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (16.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, August 20, 2037	$184,962	$190,597

		190,597
U.S. Government Agency Mortgage Obligations (15.9%)
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from August 1, 2034 to November 1, 2036	186,518	192,298
5s, TBA, October 1, 2038	3,000,000	2,874,492
5s, TBA, September 1, 2038	6,000,000	5,763,281

		8,830,071
Total U.S. government and agency mortgage obligations (cost $8,911,588)		$9,020,668

COLLATERALIZED MORTGAGE OBLIGATIONS (10.8%)*	Principal amount	Value

Banc of America Alternative Loan Trust Ser. 06-7,
Class A2, 5.707s, 2036	$123,000	$106,973

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.309s, 2014	200,000	195,822
Ser. 07-2, Class A2, 5.634s, 2049	15,000	14,472
Ser. 05-6, Class A2, 5.165s, 2047	23,000	22,773

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.992s, 2036	124,522	88,411

Banc of America Large Loan 144A FRB Ser. 05-MIB1,
Class K, 4.467s, 2022	7,000	5,670

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	92,316	60,005
FRB Ser. 06-6, Class 2A1, 5.907s, 2036	46,595	30,059
FRB Ser. 05-7, Class 23A1, 5.649s, 2035	84,486	60,659

Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class H, 6.34s, 2030	6,000	4,559

Citigroup Commerical Mortgage Trust Ser. 08-C7,
Class A2A, 6.034s, 2049	55,000	53,699

Citigroup Commercial Mortgage Trust Ser. 08-C7,
Class A3, 6.299s, 2014	95,000	90,297

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR7,
Class 2A2A, 5.66s, 2036	126,470	86,000

COLLATERALIZED MORTGAGE OBLIGATIONS (10.8%)* cont.	Principal amount	Value

Commercial Mortgage Pass-Through Certificates
Ser. 06-C7, Class A4, 5.961s, 2046	$54,000	$51,172

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	119,904	78,237
Ser. 06-J8, Class A4, 6s, 2037	97,277	54,931
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	73,004	62,484
IFB Ser. 04-2CB, Class 1A5, Interest Only (IO), 5.128s, 2034	79,988	5,049

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.718s, 2035	143,711	97,723
Ser. 05-9, Class 1X, IO, 3.126s, 2035	20,329	464
Ser. 05-2, Class 2X, IO, 1.16s, 2035	10,353	227

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2, 6.004s, 2039	10,000	9,762

CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	7,000	7,220

Fannie Mae
IFB Ser. 05-75, Class GS, 12.834s, 2035	87,614	87,051
Ser. 02-T12, Class A4, 9 1/2s, 2042	302	330
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,226	1,342
Ser. 02-T6, Class A3, 9 1/2s, 2041	508	562
Ser. 99-T2, Class A1, 7.501s, 2039	185	197
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	993	1,065
Ser. 02-T19, Class A3, 7 1/2s, 2042	3,194	3,433
Ser. 01-T12, Class A2, 7 1/2s, 2041	717	763
Ser. 01-T3, Class A1, 7 1/2s, 2040	128	135
Ser. 01-T1, Class A1, 7 1/2s, 2040	131	141
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	2,298	2,448
Ser. 01-T4, Class A1, 7 1/2s, 2028	258	276
Ser. 02-26, Class A1, 7s, 2048	1,387	1,455
Ser. 04-T3, Class 1A3, 7s, 2044	2,714	2,856
Ser. 03-W3, Class 1A2, 7s, 2042	1,249	1,311
Ser. 02-T16, Class A2, 7s, 2042	1,388	1,458
Ser. 02-14, Class A1, 7s, 2042	2,118	2,247
Ser. 01-T10, Class A1, 7s, 2041	1,268	1,330
Ser. 04-W1, Class 2A2, 7s, 2033	5,704	5,998
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,095,634	299,446
Ser. 389, Class 6, IO, 6s, 2038	131,516	32,856
Ser. 379, Class 2, IO, 5 1/2s, 2037	478,959	127,863
IFB Ser. 04-51, Class XP, IO, 5.228s, 2034	100,050	12,471
IFB Ser. 04-17, Class ST, IO, 5.128s, 2034	148,134	17,284
IFB Ser. 08-7, Class SA, IO, 5.078s, 2038	217,999	28,544
IFB Ser. 08-36, Class YI, IO, 4.728s, 2036	113,592	11,692
IFB Ser. 03-130, Class BS, IO, 4.578s, 2033	151,765	15,370
IFB Ser. 03-34, Class WS, IO, 4.528s, 2029	145,965	13,085
IFB Ser. 06-123, Class UI, IO, 4.268s, 2037	79,490	7,622
IFB Ser. 07-15, Class BI, IO, 4.228s, 2037	123,912	11,679
IFB Ser. 05-29, Class SX, IO, 4.228s, 2035	64,187	6,228
IFB Ser. 04-92, Class S, IO, 4.228s, 2034	192,567	17,732
IFB Ser. 06-104, Class EI, IO, 4.218s, 2036	79,778	9,079
IFB Ser. 06-116, Class LS, IO, 4.178s, 2036	223,720	19,731
IFB Ser. 04-92, Class SQ, IO, 4.178s, 2034	80,067	7,632
IFB Ser. 06-111, Class SA, IO, 4.148s, 2036	638,328	61,256

COLLATERALIZED MORTGAGE OBLIGATIONS (10.8%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-106, Class SM, IO, 3.988s, 2037	$151,227	$12,335
IFB Ser. 06-79, Class SH, IO, 3.978s, 2036	183,135	17,003
IFB Ser. 08-13, Class SA, IO, 3.748s, 2038	333,425	25,320
IFB Ser. 05-74, Class SE, IO, 3.628s, 2035	104,029	6,648
IFB Ser. 08-66, Class SG, IO, 3.598s, 2038	947,056	64,222

Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	283	288
Ser. T-51, Class 2A, 7 1/2s, 2042	12,346	13,052
Ser. T-42, Class A5, 7 1/2s, 2042	570	608
Ser. T-60, Class 1A2, 7s, 2044	6,332	6,662
Ser. T-41, Class 2A, 7s, 2032	341	352
IFB Ser. T-56, Class 2ASI, IO, 5.628s, 2043	10,075	1,215

Freddie Mac
IFB Ser. 3012, Class FS, 10.708s, 2035	74,912	74,374
IFB Ser. 3370, Class TS, IO, 4.203s, 2037	190,394	15,544
IFB Ser. 3033, Class SG, IO, 4.183s, 2035	76,898	7,302
IFB Ser. 3424, Class XI, IO, 4.103s, 2036	127,831	9,645
IFB Ser. 3311, Class PI, IO, 3.943s, 2037	88,567	7,839
IFB Ser. 3375, Class MS, IO, 3.933s, 2037	261,085	21,376
IFB Ser. 3226, Class YS, IO, 3.383s, 2036	202,636	11,704
FRB Ser. 3226, Class YI, IO, zero %, 2036	202,636	14,418

Government National Mortgage Association
IFB Ser. 08-29, Class SA, IO, 5.309s, 2038	314,082	31,065
IFB Ser. 06-61, Class SM, IO, 4.909s, 2036	101,840	9,501
IFB Ser. 06-62, Class SA, IO, 4.869s, 2036	75,014	7,369
IFB Ser. 06-64, Class SB, IO, 4.869s, 2036	74,415	7,072
IFB Ser. 04-26, Class IS, IO, 4.734s, 2034	64,545	4,715
IFB Ser. 07-47, Class SA, IO, 4.634s, 2036	161,454	18,557
IFB Ser. 07-35, Class NY, IO, 4.434s, 2035	108,555	10,496
IFB Ser. 07-14, Class SB, IO, 4.329s, 2037	269,062	23,123
IFB Ser. 05-84, Class AS, IO, 4.329s, 2035	146,789	13,343
IFB Ser. 07-40, Class SB, IO, 4.279s, 2037	152,205	12,422
IFB Ser. 07-53, Class SY, IO, 4.264s, 2037	132,255	12,895
IFB Ser. 04-88, Class S, IO, 4.229s, 2032	60,987	4,566
IFB Ser. 07-51, Class SG, IO, 4.109s, 2037	156,070	11,978
IFB Ser. 07-74, Class SI, IO, 4.104s, 2037	89,991	7,724
IFB Ser. 07-64, Class AI, IO, 4.079s, 2037	78,947	5,916
IFB Ser. 07-78, Class SA, IO, 4.064s, 2037	311,472	22,485
IFB Ser. 08-2, Class SB, IO, 4.049s, 2038	326,786	21,803
IFB Ser. 08-4, Class SA, IO, 4.045s, 2038	405,863	27,536
IFB Ser. 08-2, Class SM, IO, 4.034s, 2038	220,287	16,246
IFB Ser. 07-59, Class SA, IO, 4.029s, 2037	189,318	13,657
IFB Ser. 06-26, Class S, IO, 4.029s, 2036	475,446	38,698
IFB Ser. 08-9, Class SK, IO, 4.009s, 2038	211,482	17,931
IFB Ser. 07-36, IO, 3.999s, 2037	633,324	51,054
IFB Ser. 07-36, Class SG, IO, 3.999s, 2037	1,002,619	77,703
IFB Ser. 08-40, Class SA, IO, 3.934s, 2038	487,886	37,430
IFB Ser. 05-71, Class SA, IO, 3.894s, 2035	192,488	14,978
IFB Ser. 06-16, Class SX, IO, 3.819s, 2036	166,281	12,833
IFB Ser. 07-25, Class KS, IO, 3.734s, 2037	90,755	7,516
IFB Ser. 05-28, Class SA, IO, 3.729s, 2035	333,970	21,578

COLLATERALIZED MORTGAGE OBLIGATIONS (10.8%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 05-17, Class S, IO, 3.709s, 2035	$84,513	$6,593
IFB Ser. 08-60, Class SH, IO, 3.684s, 2038	294,950	19,494
IFB Ser. 07-62, Class S, IO, 3.684s, 2037	104,243	7,881
IFB Ser. 05-3, Class SN, IO, 3.629s, 2035	240,877	16,852
IFB Ser. 04-88, Class SN, IO, 3.629s, 2034	571,270	39,275
IFB Ser. 04-86, Class SP, IO, 3.629s, 2034	666,502	48,403
IFB Ser. 04-41, Class SG, IO, 3.529s, 2034	233,105	9,815
FRB Ser. 07-71, Class TA, zero %, 2037	12,375	11,357
FRB Ser. 07-33, Class TB, zero %, 2037	65,146	53,909

Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 3.271s, 2045	14,394	396

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	38,000	37,616
Ser. 04-GG2, Class A6, 5.396s, 2038	10,000	9,683

GS Mortgage Securities Corp. II 144A Ser. 03-C1,
Class X1, IO, 0 1/4s, 2040	145,067	2,877

Holmes Financing PLC FRB Ser. 10A, Class 4A1,
2.871s, 2040 (United Kingdom)	985,000	946,388

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1, 6.133s, 2037	155,240	113,325

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.339s, 2036	37,997	27,602
FRB Ser. 07-AR15, Class 1A1, 6.23s, 2037	123,519	83,993
FRB Ser. 07-AR9, Class 2A1, 6.059s, 2037	122,789	83,497
FRB Ser. 05-AR31, Class 3A1, 5.634s, 2036	154,794	108,356
FRB Ser. 05-AR5, Class 4A1, 5.463s, 2035	103,430	78,262

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.069s, 2036	54,332	42,037
FRB Ser. 06-A1, Class 5A1, 5.94s, 2036	85,793	61,771
FRB Ser. 06-A6, Class 1A1, 2.632s, 2036	66,471	43,161

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB14, Class A4, 5.481s, 2044	10,000	9,330

LB Commercial Conduit Mortgage Trust 144A
Ser. 98-C4, Class J, 5.6s, 2035	2,000	1,758

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A4, 5.858s, 2040	500,000	473,340
Ser. 04-C7, Class A6, 4.786s, 2029	10,000	9,440

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.182s, 2040	391,911	3,410
Ser. 06-C1, Class XCL, IO, 0.105s, 2041	343,029	3,077

Lehman Mortgage Trust IFB Ser. 06-6, Class 1A3, IO, 4.028s, 2036	44,506	3,327

MASTR Alternative Loans Trust Ser. 06-3, Class 1A1, 6 1/4s, 2036	76,902	57,676

Morgan Stanley Capital I FRB Ser. 08-T29, Class A3, 6.458s, 2043	12,000	11,453

Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A,
2.871s, 2033 (United Kingdom)	176,000	166,003

Residential Asset Securitization Trust Ser. 07-A5, Class 2A3, 6s, 2037	109,883	78,566

Structured Adjustable Rate Mortgage Loan Trust FRB
Ser. 06-9, Class 1A1, 5.694s, 2036	42,230	32,007

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.78s, 2037	82,027	5,510
Ser. 07-4, Class 1A4, IO, 1s, 2037	82,027	2,248

COLLATERALIZED MORTGAGE OBLIGATIONS (10.8%)* cont.	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	$451,000	$440,486
Ser. 04-C15, Class A4, 4.803s, 2041	10,000	9,415

Total collateralized mortgage obligations (cost $6,139,365)		$6,032,322

CONVERTIBLE BONDS AND NOTES (4.9%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 5 3/4s, 2012	$115,000	$78,488

Arris Group, Inc. cv. sr. unsec. notes 2s, 2026	120,000	104,057

Borland Software Corp. 144A cv. sr. notes 2 3/4s, 2012	78,000	58,695

Boston Private Financial Holdings, Inc. cv. sr. unsec. notes 3s, 2027	100,000	92,500

Charming Shoppes cv. sr. unsec. notes 1 1/8s, 2014	120,000	78,750

Chiquita Brands International cv. sr. unsec. notes 4 1/4s, 2016	70,000	63,700

Countrywide Financial Corp. 144A cv. company
guaranty sr. unsec. notes FRN Ser. A, 0.758s, 2037	110,000	106,700

Cray, Inc. cv. sr. sub. notes 3s, 2024	70,000	60,638

CV Therapeutics, Inc. cv. sub. notes 3 1/4s, 2013	110,000	85,250

EPIX Medical, Inc. cv. sr. notes 3s, 2024	120,000	78,600

Fleetwood Enterprises, Inc. cv. sr. sub. notes 5s, 2023	95,000	90,131

General Growth Properties, Inc. 144A cv. sr. notes 3.98s, 2027	100,000	72,125

International Coal Group, Inc. 144A cv. company guaranty 9s, 2012	53,000	95,003

Jazz Technologies, Inc. cv. company guaranty 8s, 2011	50,000	26,500

KKR Financial Holdings, LLC 144A cv. sr. unsec. notes 7s, 2012	89,000	69,420

Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	100,000	85,250

LSI Logic Corp. cv. sub. notes 4s, 2010	70,000	68,163

Mentor Graphics Corp. cv. sub. notes FRN 4.448s, 2023	140,000	137,200

MGIC Investment Corp. 144A cv. jr. unsec. sub. debs. 9s, 2063	90,000	83,997

NII Holdings, Inc. cv. unsec. notes 3 1/8s, 2012	100,000	85,875

Nortel Networks Corp. cv. sr. unsec. notes company guaranty
2 1/8s, 2014 (Canada)	125,000	76,788

Omnicare, Inc. cv. debs. Ser. OCR, 3 1/4s, 2035	110,000	82,638

Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	130,000	101,563

Pier 1 Imports, Inc. cv. sr. unsec. notes company guaranty 6 3/8s, 2036	45,000	35,269

Pier 1 Imports, Inc. 144A cv. sr. unsec. notes company guaranty
stepped-coupon 6 3/8s (6 1/8s, 2/15/11) 2036 ††	100,000	78,375

Rewards Network, Inc. cv. sub. debs. 3 1/4s, 2023	100,000	93,000

RF Micro Devices, Inc. cv. unsec. sub notes 1s, 2014	80,000	57,118

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	30,000	21,252

Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	160,000	124,000

SanDisk Corp. cv. sr. unsec. unsub. notes 1s, 2013	120,000	80,850

Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	115,000	102,206

Sunstone Hotel Partnership, LLC 144A cv. company guaranty
4.6s, 2027 R	90,000	69,750

Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	90,000	82,575

WESCO International, Inc. cv. sr. unsec. company guaranty debs.
1 3/4s, 2026	94,000	77,903

Total convertible bonds and notes (cost $2,846,599)		$2,704,329

CONVERTIBLE PREFERRED STOCKS (4.0%)*	Shares	Value

AES Trust III $3.375 cv. pfd.	1,555	$72,599

Ambac Financial Group, Inc. $4.75 cv. pfd.	580	28,565

Bank of America Corp. Ser. L, 7.25% cv. pfd.	81	73,508

Bunge, Ltd. 5.125% cum. cv. pfd.	100	84,776

Chesapeake Energy Corp. $4.50 cum. cv. pfd.	1,075	134,509

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	1,930	78,648

Crown Castle International Corp. $3.125 cum. cv. pfd.	1,970	107,858

Edge Petroleum Ser. A, $2.875 cum. cv. pfd.	1,630	46,292

El Paso Energy Capital Trust I $2.375 cv. pfd.	2,180	81,886

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	1,716	38,610

Entergy Corp. $3.813 cv. pfd.	1,150	70,438

Fannie Mae Ser. 04-1, 5.375% cv. pfd.	1	34,250

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	5,210	81,732

Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	3,950	90,850

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	812	105,256

General Motors Corp. $1.563 cum. cv. pfd.	5,580	63,473

Legg Mason, Inc. cv. pfd. $3.50	875	37,259

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd.	70	45,500

Lehman Brothers Holdings, Inc. Ser. Q, 8.75% cv. pfd.	65	40,544

McMoRan Exploration Co. $6.75 cum. cv. pfd.	415	76,529

Mylan, Inc. 6.50% cv. pfd.	55	49,408

Nationwide Health Properties, Inc. $7.75 cv. pfd. R	785	122,068

Newell Financial Trust I $2.625 cum. cv. pfd.	1,610	72,048

Retail Ventures, Inc. $3.312 cv. pfd.	1,545	48,281

Schering-Plough Corp. 6.00% cum. cv. pfd.	415	76,775

Six Flags, Inc. $1.813 cum. cv. pfd.	3,360	21,000

Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd.	4,230	71,910

Stanley Works (The) FRN 6.975% units cv. pfd. ARP	178,000	152,493

Universal Corp. 6.75% cv. pfd.	51	63,049

Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd. (Cayman Islands)	1,445	74,959

Vale Capital, Ltd. Ser. RIO P, $2.75 cv. pfd. (Cayman Islands)	385	20,886

Washington Mutual, Inc. Ser. R, 7.75% cv. pfd.	55	20,378

Webster Financial Corp. Ser. A, 8.50% cv. pfd.	80	74,800

Total convertible preferred stocks (cost $2,792,474)		$2,261,137

FOREIGN GOVERNMENT BONDS AND NOTES (1. 5%)*	Principal amount		Value

Austria (Republic of ) notes Ser. EMTN, 3 3/8s, 2012	CHF	140,000	$130,349

Denmark (Kingdom of ) bonds 6s, 2009	DKK	149,000	29,808

France (Government of ) bonds 5 1/2s, 2029	EUR	63,000	102,058

France (Government of ) bonds 4s, 2013	EUR	32,974	47,913

Japan (Government of ) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	2,424,000	22,083

Japan (Government of ) CPI Linked bonds Ser. 8, 1s, 2016	JPY	23,758,500	215,351

Netherlands (Government of ) bonds 5s, 2012	EUR	70,000	105,523

Norwegian (Government of ) bonds 5 1/2s, 2009	NOK	300,000	55,135

Spain (Government of ) bonds 6.15s, 2013	EUR	26,000	40,914

Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	125,000	21,898

Turkey (Republic of ) bonds 16s, 2012	TRY	30,000	24,103

United Kingdom treasury bonds 4 1/4s, 2036	GBP	31,000	54,730

Total foreign government bonds and notes (cost $759,178)			$849,865

INVESTMENT COMPANIES (1.1%)*	Shares	Value

Harris & Harris Group, Inc. †	885	$6,478

iShares Dow Jones U.S. Real Estate Index Fund	722	45,796

iShares Russell 2000 Growth Index Fund	600	47,874

iShares Russell 2000 Value Index Fund	800	55,784

S&P 500 Index Depository Receipts (SPDR Trust Series 1)	2,554	328,725

Vanguard Small Cap Exchange Traded Fund (VIPERS)	1,680	109,889

Total investment companies (cost $580,620)		$594,546

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value

Ace Securities Corp. 144A Ser. 03-MH1, Class M2, 6 1/2s, 2030	$24,165	$20,178

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	1,000	969

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	53,412	34,804
Ser. 99-B, Class A-5, 7.44s, 2020	147,522	85,970

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-HE4, Class M11,
4.972s, 2035	5,000	500

Green Tree Financial Corp.
Ser. 96-6, Class M1, 7.95s, 2027	28,000	23,800
Ser. 96-3, Class A5, 7.35s, 2027	2,311	2,265
Ser. 97-3, Class A6, 7.32s, 2028	4,218	4,388
Ser. 97-6, Class M1, 7.21s, 2029	21,000	15,620
Ser. 97-3, Class A5, 7.14s, 2028	9,360	9,495
Ser. 93-4, Class A5, 7.05s, 2019	12,954	12,565
Ser. 98-4, Class A7, 6.87s, 2030	1,744	1,718
Ser. 98-2, Class A6, 6.81s, 2027	2,358	2,209
Ser. 99-3, Class A7, 6.74s, 2031	11,000	10,310
FRN 6.53s, 2030	6,105	5,330
Ser. 98-6, Class A7, 6.45s, 2030	25,551	25,858
Ser. 98-2, Class A5, 6.24s, 2016	1,702	1,549
Ser. 98-4, Class A5, 6.18s, 2030	14,238	12,876
Ser. 99-1, Class A5, 6.11s, 2023	27,292	26,464

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031	72,854	62,443

Lehman ABS Manufactured Housing Contract
Ser. 01-B, Class A5, 5.873s, 2022	10,750	10,320
Ser. 01-B, Class A4, 5.27s, 2018	26,874	23,786

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	269	246
Ser. 04-B, Class C, 3.93s, 2012	301	270

Oakwood Mortgage Investors, Inc. Ser. 01-D, Class A3, 5.9s, 2022	59,256	42,071

Option One Mortgage Loan Trust FRB Ser. 05-4, Class M11,
4.972s, 2035	3,000	83

Residential Asset Securities Corp. 144A FRB Ser. 05-KS10, Class B,
5.222s, 2035	5,000	50

Soundview Home Equity Loan Trust 144A FRB Ser. 05-4, Class M10,
4.972s, 2036	3,000	90

UCFC Mfg. Hsg. Contract Ser. 97-4, Class A4, 6.995s, 2029	29,015	26,798

WFS Financial Owner Trust Ser. 05-1, Class D, 4.09s, 2012	147	146

Total asset-backed securities (cost $504,935)		$463,171

UNITS (0.4%)*		Units	Value

Elf Special Financing, Ltd. 144A cv. units FRN Ser. B, 3.126s,
2009 (Cayman Islands)		10,000	$99,530

Hercules, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2009		120,000	98,400

Total units (cost $214,132)			$197,930

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$453,000	$27,810

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	453,000	8,498

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	453,000	8,498

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA maturing on
November 12, 2019.	Nov-09/5.355	453,000	27,810

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the right to receive a fixed rate of 5.37% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.37	453,000	28,168

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the right to pay a fixed rate
of 5.37% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.37	453,000	8,335

Total purchased options outstanding (cost $98,302)			$109,119

EMERGING MARKET BONDS (0.2%)*		Principal amount	Value

Brazil (Federal Republic of ) notes zero %, 2012	BRL	173	$97,004

Total emerging market bonds (cost $99,622)			$97,004

MUNICIPAL BONDS AND NOTES (0.1%)*	Rating**	Principal amount	Value

Chicago, Transit Auth. Transfer Tax Receipts Rev.
Bonds, Ser. B, 6.899s, 12/1/40	Aa3	$30,000	$32,014

Total municipal bonds and notes (cost $30,000)			$32,014

SHORT-TERM INVESTMENTS (5.9%)*	Principal amount/shares		Value

Short-term investments held as collateral for loaned securities with yields ranging from 1.75% to 3.03% and due dates ranging
from September 2, 2008 to October 28, 2008 [d]		$74,669	$74,550

U.S. Treasury Bills for effective yields ranging from 1.61% to 1.94%,
September 18, 2008 #		490,000	489,614

Putnam Prime Money Market Fund [e]		2,699,622	2,699,622

Total short-term investments (cost $3,263,786)			$3,263,786

TOTAL INVESTMENTS

Total investments (cost $66,191,600)			$64,182,066

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
USD / $	United States Dollar
ZAR	South African Rand

* Percentages indicated are based on net assets of $55,743,453.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at August 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at August 31, 2008. Securities rated by Putnam are indicated by .” Securities rated by Fitch are indicated by“/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at August 31, 2008 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2008.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at August 31, 2008.

At August 31, 2008, liquid assets totaling $5,992,668 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Adjustable Rate Preferred Stock (ARP), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at August 31, 2008.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/08 (aggregate face value $9,377,775) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$49,321	$54,454	10/15/08	$(5,133)

British Pound	2,655,713	2,874,949	9/17/08	(219,236)

Danish Krone	16,353	17,158	9/17/08	(805)

Euro	5,770,447	6,097,965	9/17/08	(327,518)

Hong Kong Dollar	1,155	1,155	11/19/08	—

Japanese Yen	60,710	60,759	11/19/08	(49)

Mexican Peso	68,999	67,633	10/15/08	1,366

New Zealand Dollar	3,686	3,983	10/15/08	(297)

Polish Zloty	86,893	89,310	9/17/08	(2,417)

Swiss Franc	104,630	110,409	9/17/08	(5,779)

Total				$(559,868)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/08 (aggregate face value $13,728,223) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,310,843	$1,445,356	10/15/08	$134,513

British Pound	2,780,364	2,967,733	9/17/08	187,369

Canadian Dollar	658	686	10/15/08	28

Danish Krone	30,702	32,213	9/17/08	1,511

Euro	7,600,423	8,032,107	9/17/08	431,684

Hungarian Forint	114	123	9/17/08	9

Japanese Yen	236,556	236,753	11/19/08	197

Mexican Peso	68,834	67,483	10/15/08	(1,351)

New Zealand Dollar	386,020	414,421	10/15/08	28,401

Norwegian Krone	98,501	103,508	9/17/08	5,007

Polish Zloty	86,893	89,350	9/17/08	2,457

Singapore Dollar	39,647	40,698	11/19/08	1,051

Swedish Krona	29,218	31,094	9/17/08	1,876

Swiss Franc	252,766	266,698	9/17/08	13,932

Total				$806,684

FUTURES CONTRACTS OUTSTANDING at 8/31/08 (Unaudited)				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	15	$9,098,256	Sep-08	$(78,101)

Canadian Government Bond 10 yr (Long)	3	337,235	Dec-08	2,048

Euro-Bobl 5 yr (Long)	3	476,047	Sep-08	(1,372)

Euro-Bund 10 yr (Short)	1	167,438	Sep-08	(1,015)

Euro-Dollar 90 day (Short)	3	725,325	Sep-09	2,529

Euro-Dollar 90 day (Short)	3	723,225	Dec-09	2,467

Euro-Schatz 2 yr (Long)	23	3,480,516	Sep-08	28,346

FUTURES CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Japanese Government Bond 10 yr (Long)	2	$2,544,034	Sep-08	$72,524

Japanese Government Bond 10 yr Mini (Short) 4		508,733	Sep-08	(603)

Russell 2000 Index Mini (Short)	74	5,475,260	Sep-08	(139,029)

S&P 500 Index E-Mini (Long)	81	5,194,125	Sep-08	(283,704)

S&P Mid Cap 400 Index E-Mini (Long)	1	81,600	Sep-08	(3,852)

Sterling Interest Rate 90 day (Long)	2	432,698	Jun-09	2,659

Sterling Interest Rate 90 day (Long)	2	432,994	Sep-09	792

U.K. Gilt 10 yr (Long)	2	407,783	Dec-08	(5)

U.S. Treasury Bond 20 yr (Long)	57	6,686,813	Dec-08	18,261

U.S. Treasury Note 2 yr (Short)	204	43,305,375	Dec-08	(46,601)

U.S. Treasury Note 5 yr (Short)	7	783,563	Dec-08	(688)

U.S. Treasury Note 10 yr (Short)	16	1,848,000	Dec-08	(11,780)

Total				$(437,124)

WRITTEN OPTIONS OUTSTANDING at 8/31/08 (premiums received $47,328) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.00%
versus the three month USD-LIBOR-BBA maturing on
December 19, 2018.	$302,000	Dec-08/5.00	$12,331

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.00%
versus the three month USD-LIBOR-BBA maturing on
December 19, 2018.	302,000	Dec-08/5.00	2,226

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	159,000	May-12/5.51	10,607

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	159,000	May-12/5.51	6,118

Option on an interest rate swap with Lehman Brothers Special
Financing, Inc. for the obligation to pay a fixed rate of 5.515%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	79,500	May-12/5.515	5,327

Option on an interest rate swap with Lehman Brothers Special
Financing, Inc. for the obligation to receive a fixed rate of 5.515%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	79,500	May-12/5.515	3,010

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	32,000	May-12/5.52	2,147

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	32,000	May-12/5.52	1,207

S&P 500 Option Call	9	Sept-08/$1.375	1,350

Total			$44,323

TBA SALE COMMITMENTS OUTSTANDING at 8/31/08 (proceeds receivable $2,876,484) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, September 1, 2038	$3,000,000	9/11/08	$2,881,641

Total			$2,881,641

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$555,000	$—	8/26/18	3 month USD-
				LIBOR-BBA	4.54375%	$2,022

	1,240,000 E	—	8/28/28	5.3175%	3 month USD-
					LIBOR-BBA	(4,080)

	50,000	—	5/31/16	5.58909%	3 month USD-
					LIBOR-BBA	(4,817)

	244,000	—	5/8/28	4.95%	3 month USD-
					LIBOR-BBA	(8,659)

	355,000	—	5/15/18	4.48%	3 month USD-
					LIBOR-BBA	(4,184)

Citibank, N.A.
GBP	10,000	—	8/21/36	4.40%	6 month GBP-
					LIBOR-BBA	(10)

JPY	5,300,000	—	9/11/16	1.8675%	6 month JPY-
					LIBOR-BBA	(1,531)

MXN	1,450,000 F	—	7/18/13	1 month MXN-
				TIIE-BANXICO	9.175%	2,219

MXN	435,000 F	—	7/22/13	1 month MXN-
				TIIE-BANXICO	9.21%	724

CAD	130,000	—	8/8/18	4.119%	3 month CAD-
					BA-CDOR	(1,133)

AUD	368,000 E	—	8/13/18	6 month AUD-
				BBR-BBSW	6.67	1,253

	$1,282,000	—	8/26/10	3 month USD-
				LIBOR-BBA	3.34125%	494

ZAR	705,000 F	—	8/27/13	9.86%	3 month ZAR-
					JIBAR-SAFEX	190

	$421,000	—	10/26/12	4.6275%	3 month USD-
					LIBOR-BBA	(17,132)

	338,000	—	11/9/09	4.387%	3 month USD-
					LIBOR-BBA	(9,306)

	347,000	—	11/9/17	5.0825%	3 month USD-
					LIBOR-BBA	(21,648)

Citibank, N.A., London
JPY	16,000,000	—	2/10/16	6 month JPY-
				LIBOR-BBA	1.755%	3,101

Credit Suisse International
CHF	130,000	—	3/13/18	6 month CHF-
				LIBOR-BBA	3.3175%	(244)

CHF	570,000	—	3/15/10	2.59%	6 month CHF-
					LIBOR-BBA	3,121

CHF	570,000	—	3/15/10	2.6625%	6 month CHF-
					LIBOR-BBA	2,373

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	130,000	$—	3/14/18	6 month CHF-
				LIBOR-BBA	3.3%	$(424)

JPY	25,000,000	—	10/10/37	6 month JPY-
				LIBOR-BBA	2.58625%	10,979

JPY	115,000,000	—	10/10/12	1.45375%	6 month JPY-
					LIBOR-BBA	(12,172)

	$200,000	—	10/9/37	3 month USD-
				LIBOR-BBA	5.461%	23,321

EUR	1,900,000	—	10/9/09	6 month EUR-
				EURIBOR-
				Reuters	4.5125%	43,619

	$2,700,000	—	10/9/09	3 month USD-
				LIBOR-BBA	4.778%	90,827

	1,500,000	—	10/9/17	3 month USD-
				LIBOR-BBA	5.233%	114,232

EUR	200,000	—	10/9/17	4.684%	6 month EUR-
					EURIBOR-
					Reuters	(7,064)

EUR	300,000	—	10/9/37	6 month EUR-
				EURIBOR-
				Reuters	4.841%	21,490

GBP	100,000	—	10/9/09	6 month GBP-
				LIBOR-BBA	5.78%	358

GBP	100,000	—	10/5/37	6 month GBP-
				LIBOR-BBA	4.92%	12,617

CHF	260,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	1,070

Deutsche Bank AG
EUR	1,190,000 E	—	4/30/12	6 month EUR-
				EURIBOR-
				Reuters	4.31%	(8,221)

EUR	1,030,000 E	—	4/30/15	4.475%	6 month EUR-
					EURIBOR-
					Reuters	5,167

EUR	290,000 E	—	4/30/20	6 month EUR-
				EURIBOR-
				Reuters	4.7975%	3,824

Goldman Sachs International
SEK	2,570,000 E	—	3/2/11	3 month SEK-
				STIBOR-SIDE	4.2475%	(5,156)

SEK	620,000 E	—	3/4/19	4.80%	3 month SEK-
					STIBOR-SIDE	725

EUR	680,000	—	3/26/10	6 month EUR-
				EURIBOR-
				Reuters	4.129%	(15,065)

GBP	570,000	—	3/29/10	6 month GBP-
				LIBOR-BBA	5.25%	(5,913)

GBP	130,000	—	3/27/18	5.0675%	6 month GBP-
					LIBOR-BBA	899

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$1,016,000	$—	4/3/18	3 month USD-
				LIBOR-BBA	4.19%	$(9,805)

CHF	870,000	—	4/5/10	2.89%	6 month CHF-
					LIBOR-BBA	651

CHF	200,000	—	4/3/18	6 month CHF-
				LIBOR-BBA	3.42%	1,440

CHF	280,000	—	4/1/10	2.9%	6 month CHF-
					LIBOR-BBA	133

CHF	60,000	—	4/2/18	6 month CHF-
				LIBOR-BBA	3.44%	529

	$144,000	—	4/23/18	4.43%	3 month USD-
					LIBOR-BBA	(1,301)

	172,000	—	5/19/18	4.525%	3 month USD-
					LIBOR-BBA	(2,616)

	3,112,000	—	5/30/28	5.014%	3 month USD-
					LIBOR-BBA	(132,261)

	500,000	—	3/10/10	4.779%	3 month USD-
					LIBOR-BBA	(20,363)

	391,000	—	4/11/12	3.1825%	3 month USD-
					LIBOR-BBA	4,929

JPY	100,830,000	—	5/7/10	6 month JPY-
				LIBOR-BBA	1.09125%	1,866

JPY	22,180,000 E	—	5/7/18	2.205%	6 month JPY-
					LIBOR-BBA	(1,423)

JPY	4,800,000	—	6/10/16	1.953%	6 month JPY-
					LIBOR-BBA	(1,595)

	$500,000 E	—	3/8/12	3 month USD-
				LIBOR-BBA	4.99%	6,225

	280,300	—	9/19/09	3 month USD-
				LIBOR-BBA	4.763%	9,460

	578,000	—	9/21/09	3 month USD-
				LIBOR-BBA	4.60%	17,880

	161,100	—	9/21/17	5.149%	3 month USD-
					LIBOR-BBA	(11,318)

GBP	60,000 E	—	1/25/38	4.41%	6 month GBP-
					LIBOR-BBA	(4,693)

GBP	60,000 E	—	1/7/38	4.33625%	6 month GBP-
					LIBOR-BBA	(3,979)

JPMorgan Chase Bank, N.A.
	$298,000	—	4/8/13	3 month USD-
				LIBOR-BBA	3.58406%	(1,936)

	1,017,000	—	5/7/13	3.9325%	3 month USD-
					LIBOR-BBA	(8,316)

	1,000,000	—	6/13/13	4.47%	3 month USD-
					LIBOR-BBA	(23,829)

	100,000	—	6/27/17	3 month USD-
				LIBOR-BBA	5.712%	9,983

	70,000	—	10/10/13	5.054%	3 month USD-
					LIBOR-BBA	(4,329)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	$90,000	$ —	10/10/13	5.09%	3 month USD-
					LIBOR-BBA	$(5,744)

MXN	1,450,000	—	7/19/13	1 month MXN-
				TIIE-BANXICO	9.235%	2,327

	$1,617,000	—	7/28/10	3 month USD-
				LIBOR-BBA	3.5141%	7,542

AUD	740,000 E,F	—	8/6/18	6 month AUD-
				BBR-BBSW	6.865%	8,104

CAD	250,000	—	8/5/18	4.172%	6 month CAD-
					BA-CDOR	(3,147)

	$1,060,000 E	—	8/20/28	5.37%	3 month USD-
					LIBOR-BBA	(6,053)

ZAR	455,000 F	—	8/27/13	9.86%	3 month ZAR-
					JIBAR-SAFEX	123

AUD	368,000 E	—	9/2/18	6.53%	6 month AUD-
					BBR-BBSW	—

	$900,000	—	7/30/12	3 month USD-
				LIBOR-BBA	5.2825%	48,173

	324,000	—	12/20/16	3 month USD-
				LIBOR-BBA	5.075%	17,002

	222,000	—	9/11/27	5.27%	3 month USD-
					LIBOR-BBA	(18,114)

	112,000	—	5/4/16	5.62375%	3 month USD-
					LIBOR-BBA	(11,244)

JPY	30,000,000	—	6/6/13	1.83%	6 month JPY-
					LIBOR-BBA	(7,766)

	$578,000	—	9/21/09	3 month USD-
				LIBOR-BBA	4.6125%	17,965

	161,100	—	9/21/17	5.15%	3 month USD-
					LIBOR-BBA	(11,332)

	456,000	—	10/30/12	4.68375%	3 month USD-
					LIBOR-BBA	(19,631)

	338,000	—	11/9/09	4.3975%	3 month USD-
					LIBOR-BBA	(9,361)

	347,000	—	11/9/17	5.0895%	3 month USD-
					LIBOR-BBA	(21,840)

	1,615,000	—	11/30/17	4.705%	3 month USD-
					LIBOR-BBA	(50,176)

	429,000	—	1/24/18	4.135%	3 month USD-
					LIBOR-BBA	10,274

	572,000	—	1/24/18	4.175%	3 month USD-
					LIBOR-BBA	11,914

	572,000	—	1/24/18	4.1625%	3 month USD-
					LIBOR-BBA	12,470

	268,000	—	1/31/18	3 month USD-
				LIBOR-BBA	4.25%	(4,062)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
	$177,000	$(1,065)	2/26/18	3 month USD-
				LIBOR-BBA	4.65%	$1,470

	4,000,000	—	3/25/13	3 month USD-
				LIBOR-BBA	3.2292%	(88,736)

	1,400,000	—	3/25/38	4.583%	3 month USD-
					LIBOR-BBA	34,423

GBP	450,000	—	3/22/10	6 month GBP-
				LIBOR-BBA	5.075%	(6,328)

GBP	130,000	—	3/20/18	4.99%	6 month GBP-
					LIBOR-BBA	2,395

	$76,000	—	4/3/18	4.087%	3 month USD-
					LIBOR-BBA	1,380

EUR	1,200,000 E	—	4/12/12	6 month EUR-
				EURIBOR-
				Reuters	4.10%	(14,696)

EUR	1,030,000 E	—	4/13/15	4.31%	6 month EUR-
					EURIBOR-
					Reuters	15,258

EUR	290,000 E	—	4/13/20	6 month EUR-
				EURIBOR-
				Reuters	4.6575%	(442)

	$21,391,000	—	5/30/10	3 month USD-
				LIBOR-BBA	3.4275%	252,838

	65,000	—	4/16/18	3 month USD-
				LIBOR-BBA	4.405%	476

	10,369,000	—	6/3/10	3 month USD-
				LIBOR-BBA	3.41%	47,531

	1,592,000	—	6/3/38	5.0975%	3 month USD-
					LIBOR-BBA	(76,542)

	1,007,000	—	6/14/17	3 month USD-
				LIBOR-BBA	5.8725%	113,505

	1,670,000 E	—	8/13/28	5.5525%	3 month USD-
					LIBOR-BBA	(24,466)

EUR	1,110,000 E	—	8/13/28	6 month EUR-
				EURIBOR-
				Reuters	5.1875%	23,053

EUR	760,000 E	—	8/20/28	6 month EUR-
				EURIBOR-
				Reuters	5.155%	14,023

JPY	96,800,000	—	9/2/15	6 month JPY-
				LIBOR-BBA	1.41%	—

	$100,000	—	8/4/13	3 month USD-
				LIBOR-BBA	4.158%	694

EUR	443,000 E	—	8/27/28	6 month EUR-
				EURIBOR-
				Reuters	5.078%	5,731

	$23,000	—	8/3/11	5.445%	3 month USD-
					LIBOR-BBA	(1,196)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. cont.
	$8,000	$ —	8/3/16	5.5675%	3 month USD-
					LIBOR-BBA	$(668)

	277,000	—	10/23/08	3 month USD-
				LIBOR-BBA	5.26%	5,297

	111,000	—	10/23/16	3 month USD-
				LIBOR-BBA	5.3275%	9,040

	277,000	—	10/23/08	5.255%	3 month USD-
					LIBOR-BBA	(5,292)

	111,000	—	10/23/16	5.325%	3 month USD-
					LIBOR-BBA	(9,020)

	967,000	—	8/31/09	3 month USD-
				LIBOR-BBA	4.89%	17,877

	204,000	—	8/31/27	5.4925%	3 month USD-
					LIBOR-BBA	(18,958)

	204,000	—	9/4/27	5.4475%	3 month USD-
					LIBOR-BBA	(21,497)

	967,000	—	9/4/09	3 month USD-
				LIBOR-BBA	4.836%	34,136

	1,049,000	—	9/11/09	3 month USD-
				LIBOR-BBA	4.6525%	34,040

	186,900	—	9/19/09	3 month USD-
				LIBOR-BBA	4.755%	6,286

	578,000	—	9/24/09	3 month USD-
				LIBOR-BBA	4.695%	18,733

	161,100	—	9/24/17	5.285%	3 month USD-
					LIBOR-BBA	(13,069)

	421,000	—	10/26/12	4.61375%	3 month USD-
					LIBOR-BBA	(16,889)

JPY	8,700,000	—	6/10/16	1.7775%	6 month JPY-
					LIBOR-BBA	(1,822)

	$338,000	—	11/9/09	4.403%	3 month USD-
					LIBOR-BBA	(9,387)

	347,000	—	11/9/17	5.067%	3 month USD-
					LIBOR-BBA	(21,222)

JPY	14,000,000	—	10/21/15	1.61%	6 month JPY-
					LIBOR-BBA	(1,795)

EUR	680,000	—	3/29/10	6 month EUR-
				EURIBOR-
				Reuters	4.25%	(12,932)

Merrill Lynch Capital Services, Inc.
	$421,000	—	10/26/12	4.6165%	3 month USD-
					LIBOR-BBA	(16,939)

JPY	4,800,000	—	6/10/16	1.99625%	6 month JPY-
					LIBOR-BBA	(1,740)

Merrill Lynch Derivative Products AG
JPY	2,400,000	—	6/11/17	2.05625%	6 month JPY-
					LIBOR-BBA	(926)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
GBP	$210,000	$—	3/28/18	5.065%	6 month GBP-
					LIBOR-BBA	$1,524

GBP	900,000	—	3/29/10	6 month GBP-
				LIBOR-BBA	5.21%	(10,625)

EUR	386,000	—	8/13/18	6 month EUR-
				EURIBOR-
				Reuters	4.761%	3,062

Total						$278,207

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$294,000 1F	11/1/08	Banc of America Securities	The spread return of Banc	$(20,815)
			AAA 10 year Index	of America Securities - CMBS
			multiplied by the modified	AAA 10 year Index
			duration factor minus 20 bp

Citibank, N.A.
GBP	10,000 F	8/21/36	(3.085%)	GBP Non-revised UK	(4,433)
				Retail Price Index
				excluding tobacco

Goldman Sachs International
	$7,000	9/15/11	678 bp (1 month	Ford Credit Auto Owner	(5)
			USD-LIBOR-BBA)	Trust Series 2005-B Class D

EUR	560,000 F	3/26/09	(2.27%)	Eurostat Eurozone HICP	4,765
				excluding tobacco

EUR	310,000 F	4/30/13	2.375%	French Consumer Price Index	(1,864)
				excluding tobacco

EUR	310,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	4,965
				excluding tobacco

EUR	310,000 F	5/6/13	2.34%	French Consumer Price Index	(2,046)
				excluding tobacco

EUR	310,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	5,447
				excluding tobacco

GBP	186,000	5/9/13	3.10%	GBP Non-revised Retail	(6,871)
				Price Index

GBP	43,000 F	1/7/38	3.485%	GBP Non-revised UK Retail	(10,684)
				Price Index excluding tobacco

GBP	60,000	1/7/18	(3.11%)	GBP Non-revised UK Retail	6,445
				Price Index excluding tobacco

GBP	60,000	1/24/18	(3.26%)	GBP Non-revised UK Retail	5,069
				Price Index excluding tobacco

GBP	43,000 F	1/24/38	3.6665%	GBP Non-revised UK Retail	(7,190)
				Price Index excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$294,000 [1]	11/1/08	Lehman Brothers SD CMBS	The spread	$(22,407)
		AAA 8.5+ Index multiplied	return of Lehman
		by the modified duration	Brothers SD CMBS
		factor minus 40 bp	AAA 8.5+ Index

280,000 F	7/2/10	(3.4075%)	USA Non Revised Consumer	(3,500)
Price Index- Urban (CPI-U)

272,000 [2]	11/1/08	(Beginning of period nominal	The spread return of Lehman	10,022
		spread of Lehman Brothers	Brothers AAA 8.5+ CMBS
		AAA 8.5+ Commercial	Index adjusted by modified
		Mortgage Backed Securities	duration factor
Index minus 100 bp)

Total				$(43,102)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

2 Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—	$5,000	12/20/08	550 bp	$(72)

BSKYB Finance UK Plc, 5
3/4%, 10/20/17	—	110,000	2/20/09	(50 bp)	(22)

Clear Channel
Communications, 5 3/4%,
1/15/13	—	10,000	9/20/09	635 bp	174

Computer Science Corp.,
5%, 2/15/13	—	50,000	3/20/18	(71 bp)	48

DJ LCDX NA Series 9
Index	29,500	1,000,000	12/20/12	225 bp	(15,888)

Embarq Corp., 7.082%,
6/1/16	—	40,000	6/20/16	(265 bp)	398

Limited Brands, Inc.,
6 1/8%, 12/1/12	—	40,000	12/20/12	(252 bp)	857

Marriott International,
4 5/8%, 6/15/12	—	20,000	6/20/12	(139 bp)	525

Mattel, Inc., 7 1/4%,
7/9/12	—	155,000	3/20/13	(157.2 bp)	(5,969)

Ryder System Inc.,
6.95%, 12/1/25	—	155,000	3/20/13	(135 bp)	(183)

Sealed Air Corp., 5
5/8%, 7/15/13	—	100,000	9/20/13	(169 bp)	53

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A. cont.
Spectra Energy Capital,
6 1/4%, 2/15/13	$—	$155,000	9/20/14	(115 bp)	$(823)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	5,000	12/20/08	725 bp	(28)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	5,000	12/20/08	800 bp	(8)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	5,000	12/20/08	825 bp	(2)

DJ ABX HE AAA Index	2,473	13,140	5/25/46	11 bp	577

DJ ABX HE AAA Index	22,401	122,338	5/25/46	11 bp	4,754

DJ ABX NA HE AAA Index	1,522	14,101	7/25/45	18 bp	6

DJ ABX NA HE AAA Index	11,086	131,281	7/25/45	18 bp	(3,022)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	5,000	9/20/12	495 bp	(502)

International Lease
Finance Corp., 4.15%,
1/20/15	—	110,000	6/20/13	(222.50 bp)	8,120

Masco Corp., 5 7/8%,
7/15/12	—	100,000	3/20/17	(213 bp)	4,906

Newell Rubbermaid,
Inc., 6.35%, 7/15/28	—	85,000	6/20/13	(85 bp)	2,532

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—	5,000	6/20/13	585 bp	27

Credit Suisse International
Arrow Electronics, Inc., 6 7/8%,
6/1/18	—	60,000	10/1/10	(54.2 bp)	(246)

DJ ABX HE AAA Index	10,509	54,372	5/25/46	11 bp	2,898

DJ ABX NA HE AAA Index	14,392	116,695	7/25/45	18 bp	1,851

DJ ABX NA HE AAA Index	13,193	116,695	7/25/45	18 bp	652

DJ CMB NA CMBX AA Index	(2,906)	13,000 F	10/12/52	(25 bp)	(697)

DJ CMB NA CMBX AAA Index	21,305	128,000 F	12/13/49	8 bp	8,793

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—	5,000	6/20/17	297 bp	(481)

KB Home, 5 3/4%, 2/1/14	—	50,000	9/20/11	(425 bp)	130

Southwest Airlines, 5 1/4%, 10/1/14	—	25,000	3/20/12	(190 bp)	(468)

Deutsche Bank AG
CBS Corp, 4 5/8%, 5/15/18	—	70,000	6/20/11	(102 bp)	1,262

CNA Financial Corp., 5.85%,
12/15/14	—	135,000	9/20/16	(155 bp)	(1,754)

DJ ABX NA CMBX AAA Index	1,809	30,000	2/17/51	35 bp	(876)

DJ ABX NA HE AAA Index	1,428	13,614	7/25/45	18 bp	(35)

DJ ABX NA HE AAA Index	7,465	97,245	7/25/45	18 bp	(2,985)

DJ CDX NA IG Series 9 Index
30-100% tranche	—	790,000	12/20/12	(27.2 bp)	5,592

General Electric Capital Corp., 6%,
6/15/12	—	50,000	9/20/13	109 bp	(1,096)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Deutsche Bank AG cont.
iStar Financial, Inc., 6%, 12/15/10	$675	$10,000	3/20/09	500 bp	$185

Korea Monetary STAB Bond, 5%,
2/14/09	—	130,000 F	2/23/09	105 bp	100

Korea Monetary STAB Bond, 5.15%,
2/12/10	—	130,000 F	2/19/10	115 bp	364

Malaysian Government, 6.844%,
10/1/09	—	160,000	10/1/09	90 bp	1,145

Packaging Corporation of America,
5 3/4%, 8/1/13	—	165,000	9/20/13	(129 bp)	(1,484)

Pitney Bowes, Inc., 4 5/8%, 10/1/12	—	60,000	3/20/18	(95 bp)	(1,362)

PPG Industries, Inc., 7.05%, 8/15/09	—	85,000	3/20/18	(154 bp)	(3,563)

Republic of China, zero coupon,
12/5/08	—	217,000 F	12/12/08	115 bp	1,192

Tyco Electronics Group, 6.55%,
10/1/17	—	90,000	12/20/17	(125.5 bp)	(523)

Universal Corp., 5.2%, 10/15/13	—	25,000	3/20/15	(95 bp)	(213)

Virgin Media Finance PLC, 8 3/4%,
4/15/14	—	10,000	9/20/13	477 bp	(144)

Goldman Sachs International
Allied Waste, N.A. 7 3/8%, 4/15/14	—	5,000	9/20/13	295 bp	225

DJ ABX HE A Index	9,381	14,000	1/25/38	369 bp	(3,419)

DJ ABX HE AAA Index	3,290	14,000	1/25/38	76 bp	(4,304)

DJ ABX NA HE AAA Index	3,733	48,623	7/25/45	18 bp	(1,493)

DJ CDX NA HY Series 9 Index
25-35% tranche	—	620,000	12/20/10	429 bp	21,854

DJ CDX NA HY Series 9 Index
25-35% tranche	—	790,000	12/20/10	249 bp	(6,384)

DJ CDX NA HY Series 9 Index
25-35% tranche	—	90,000	12/20/10	305 bp	486

DJ CDX NA IG Series 10 Index	1,516	79,000	6/20/18	(150 bp)	426

DJ CDX NA IG Series 10 Index	(14,358)	730,000	6/20/13	155 bp	(8,195)

DJ CDX NA IG Series 10 Index
30-100% tranche	—	2,370,000 F	6/20/13	(44.25 bp)	(769)

DJ CDX NA IG Series 9 Index	(11,999)	2,400,000	12/20/12	60 bp	(93,079)

DJ CMB NA CMBX AAA Index	(1,413)	17,000	2/17/51	(35 bp)	129

JPMorgan Chase Bank, N.A.
AllTel Corp., 7 7/8%, 7/1/32	—	35,000	9/20/12	(95 bp)	(240)

Anheuser-Busch Co., Inc. 5 5/8%,
10/1/10	—	100,000	3/20/17	(133 bp)	(1,381)

Cardinal Health Inc., 5.85%, 12/15/17	—	20,000	6/20/12	(40 bp)	55

Cox Communications, Inc., 6.8%,
8/1/28	—	100,000	3/20/10	(45 bp)	(177)

DJ ABX HE AAA Index	2,627	13,593	5/25/46	11 bp	725

Expedia, Inc., 7.456%, 8/15/18	—	18,000	9/20/13	(300 bp)	(16)

Glencore Funding LLC, 6%, 4/15/14	—	100,000	6/20/14	(148 bp)	1,641

iStar Financial, Inc., 6%, 12/15/10	350	5,000	3/20/09	500 bp	105

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
Lexmark International, Inc., 5.9%,
6/1/13	$—	$15,000	6/20/13	(113 bp)	$16

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—	5,000	6/20/13	595 bp	52

Smurfit-Stone Container Enterprises,
7 1/2%, 6/1/13	—	15,000	3/20/13	685 bp	(405)

Lehman Brothers Special Financing, Inc.
Allied Waste, N.A. 7 3/8%, 4/15/14	—	5,000	9/20/13	275 bp	168

CNA Financial Corp., 5.85%, 12/15/14	—	5,000	9/20/11	(174 bp)	(118)

Community Health Systems, 8 7/8%,
7/15/15	—	3,000	12/20/12	360 bp	(98)

Computer Sciences Corp, 5%,
2/15/13	—	85,000	3/20/18	(132 bp)	(3,850)

DJ ABX HE A Index	9,381	14,000	1/25/38	369 bp	(3,419)

DJ ABX HE A Index	9,730	14,000	1/25/38	369 bp	(3,070)

DJ ABX HE AAA Index	3,290	14,000	1/25/38	76 bp	(4,268)

DJ ABX HE AAA Index	3,920	14,000	1/25/38	76 bp	(3,638)

DJ ABX HE PEN AAA Index	912	12,687	5/25/46	11 bp	(864)

DJ ABX HE PEN AAA Index	929	12,687	5/25/46	11 bp	(847)

DJ ABX NA HE AAA Index	11,198	145,868	7/25/45	18 bp	(4,478)

DJ ABX NA HE AAA Index	4,250	54,457	7/25/45	18 bp	(1,602)

DJ CDX NA HY Series 9 Index
25-35% tranche	—	790,000	12/20/10	266 bp	(3,149)

DJ CDX NA HY Series 9 Index
25-35% tranche	—	1,580,000	12/20/10	295 bp	4,727

DJ CDX NA IG Series 10 Index	4,977	329,000	6/20/18	(150 bp)	437

DJ CDX NA IG Series 10 Index	9,736	1,000,000	6/20/18	(150 bp)	(1,191)

DJ CDX NA IG Series 9 Index	(11,626)	251,000	12/20/17	(80 bp)	(1,153)

Embarq Corp., 7.082%, 6/1/16	—	185,000	6/20/13	(237 bp)	2,592

Expedia, Inc., 7.456%, 8/15/18	— EUR	27,000	9/20/13	(305 bp)	(83)

FirstEnergy Corp., 7 3/8%, 11/15/31	—	$90,000	12/20/11	(79 bp)	(847)

General Electric Capital Corp., 6%,
6/15/12	—	100,000	9/20/13	115 bp	(1,922)

Hanson Plc, 7 7/8%, 9/27/10	—	80,000	9/20/16	(140 bp)	1,728

Jefferson Smurfit Corp., 7 1/2%, 6/1/13	—	25,000	3/20/13	645 bp	(1,030)

Macy’s Retail Holdings, Inc., 6 5/8%,
4/1/11	—	140,000	6/20/11	(195 bp)	288

MediaCom LLC/ Cap Corp., 9 1/2%,
1/15/13	—	100,000	6/20/13	740 bp	1,341

Motorola, Inc., 6 1/2%, 9/1/25	—	110,000	11/20/11	(335 bp)	(3,570)

Owens-Illinois, Inc., 7.8%, 5/15/18	—	95,000	6/20/10	(128 bp)	(51)

Pearson PLC, 7%, 10/27/14	—	100,000	6/20/18	(69 bp)	71

Yum! Brands, Inc., 8 7/8%, 4/15/11	—	80,000	3/20/18	(130 bp)	(1,203)

Merrill Lynch International
AllTel Corp., 7 7/8%, 7/1/32	—	245,000	9/20/12	(97 bp)	(1,822)

Computer Sciences Corp, 5%, 2/15/13	—	30,000	3/20/13	(66 bp)	(22)

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—	5,000	6/20/17	295 bp	(487)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 (Unaudited) cont.

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
Liberty Media LLC., 5.7%, 5/15/13	$—	$65,000	6/20/09	(203 bp)	$(379)

Marriott International, 4 5/8%, 6/15/12	—	100,000	6/20/12	(119 bp)	3,346

MGM Mirage Inc., 5 7/8%, 2/27/14	—	60,000	9/20/10	(470 bp)	356

Pearson PLC, 7%, 10/27/14	—	100,000	6/20/18	(65 bp)	390

Supervalu, Inc., 7 1/2%, 05/15/12	—	240,000	8/1/09	(90 bp)	1,430

Tyson Foods, Inc., 6.6%, 4/1/16	—	60,000	12/20/11	(141 bp)	1,297

Tyson Foods, Inc., 6.6%, 4/1/16	—	60,000	10/20/11	(152.50 bp)	1,018

Morgan Stanley Capital Services, Inc.
Bundesrepublic of Deutschland,
6%, 6/20/16	—	109,000	6/20/18	8 bp	(265)

DJ CDX NA IG Series 10 Index	9,390	482,000	6/20/18	(150 bp)	2,738

DJ CDX NA IG Series 10 Index	20,876	1,070,000	6/20/18	(150 bp)	6,109

DJ CDX NA IG Series 10 Index
30-100% tranche	—	90,000	6/20/13	(38.6 bp)	255

DJ CMB NA CMBX AA Index	(3,879)	17,000 F	10/12/52	(25 bp)	(990)

DJ CMB NA CMBX AAA Index	65,119	925,000	2/17/51	35 bp	(18,973)

DJ CMB NA CMBX AAA Index	21,832	182,000	12/13/49	8 bp	2,688

DJ CMB NA CMBX AAA Index	164,192	1,513,000	2/17/51	35 bp	26,644

DJ CMB NA CMBX AAA Index	22,501	184,000	2/17/51	35 bp	5,773

DJ CMB NA CMBX AAA Index	18,503	139,000	12/13/49	8 bp	3,882

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—	5,000	6/20/12	225 bp	(264)

Nalco, Co. 7.75%, 11/15/11	—	15,000	3/20/13	460 bp	465

Republic of Austria, 5 1/4%, 1/4/11	—	109,000	6/20/18	(17 bp)	(120)

Universal Corp., 5.2%, 10/15/13	—	75,000	3/20/13	(89 bp)	(812)

UBS, AG
Cardinal Health Inc., 5.85%, 12/15/17	—	150,000	6/20/13	(49 bp)	702

Total					$(85,593)

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$21,068,076	$(430,633)

Level 2	43,113,990	387,685

Level 3	—	—

Total	64,182,066	(42,948)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $73,714 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $63,491,978)	$61,482,444
Affiliated issuers (identified cost $2,699,622) (Note 5)	2,699,622

Foreign currency (cost $12,791) (Note 1)	7,694

Dividends, interest and other receivables	535,860

Receivable for shares of the fund sold	138,505

Receivable for securities sold	109,946

Receivable for sales of delayed delivery securities (Note 1)	2,880,651

Receivable for open forward currency contracts (Note 1)	809,490

Receivable for closed forward currency contracts (Note 1)	3,875

Unrealized appreciation on swap contracts (Note 1)	1,354,400

Receivable for open swap contracts (Note 1)	12,611

Receivable for closed swap contracts (Note 1)	1,777

Premium paid on swap contracts (Note 1)	47,246

Receivable from Manager (Notes 2 and 5)	18,700

Total assets	70,102,821

LIABILITIES

Payable to custodian (Note 2)	101,700

Payable for variation margin (Note 1)	74,783

Payable for securities purchased	126,584

Payable for purchases of delayed delivery securities (Note 1)	8,546,719

Payable for shares of the fund repurchased	42,434

Payable for investor servicing fees (Note 2)	8,489

Payable for custodian fees (Note 2)	31,492

Payable for Trustee compensation and expenses (Note 2)	26,951

Payable for administrative services (Note 2)	1,252

Payable for distribution fees (Note 2)	10,625

Payable for open forward currency contracts (Note 1)	562,674

Payable for closed forward currency contracts (Note 1)	3,307

Unrealized depreciation on swap contracts (Note 1)	1,204,888

Payable for open swap contracts (Note 1)	6

Premium received on swap contracts (Note 1)	539,391

Written options outstanding, at value (premiums received $47,328) (Notes 1 and 3)	44,323

TBA sales commitments, at value (proceeds receivable $2,876,484) (Note 1)	2,881,641

Collateral on securities loaned, at value (Note 1)	74,550

Other accrued expenses	77,559

Total liabilities	14,359,368

Net assets	$55,743,453

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$60,318,257

Undistributed net investment income (Note 1)	452,214

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,964,396)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,062,622)

Total — Representing net assets applicable to capital shares outstanding	$55,743,453

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($15,628,477 divided by 1,539,823 shares)	$10.15

Offering price per class A share (100/94.25 of $10.15)*	$10.77

Net asset value and offering price per class B share ($1,793,460 divided by 177,241 shares)**	$10.12

Net asset value and offering price per class C share ($3,330,199 divided by 329,005 shares)**	$10.12

Net asset value and redemption price per class M share ($209,264 divided by 20,661 shares)	$10.13

Offering price per class M share (100/96.50 of $10.13)*	$10.50

Net asset value, offering price and redemption price per class R share
($1,083 divided by 107 shares)***	$10.16

Net asset value, offering price and redemption price per class Y share
($34,780,970 divided by 3,422,402 shares)	$10.16

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value per unit may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/08 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $127)(including interest income of $220,198
from investments in affiliated issuers) (Note 5)	$1,179,273

Dividends (net of foreign tax of $7,533)	270,547

Securities lending	192

Total investment income	1,450,012

EXPENSES

Compensation of Manager (Note 2)	183,253

Investor servicing fees (Note 2)	53,467

Custodian fees (Note 2)	31,562

Trustee compensation and expenses (Note 2)	12,121

Administrative services (Note 2)	12,111

Distribution fees — Class A (Note 2)	19,042

Distribution fees — Class B (Note 2)	8,596

Distribution fees — Class C (Note 2)	14,791

Distribution fees — Class M (Note 2)	687

Distribution fees — Class R (Note 2)	3

Reports to shareholders	21,765

Auditing	53,732

Other	18,033

Fees waived and reimbursed by Manager (Notes 2 and 5)	(251,596)

Total expenses	177,567
Expense reduction (Note 2)	(2,106)

Net expenses	175,461

Net investment income	1,274,551

Net realized loss on investments (Notes 1 and 3)	(838,026)

Net increase from payments from affiliates (Note 2)	1,392

Net realized gain on swap contracts (Note 1)	173,063

Net realized loss on futures contracts (Note 1)	(175,881)

Net realized gain on foreign currency transactions (Note 1)	251,053

Net realized gain on written options (Notes 1 and 3)	16,824

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	32,543

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(988,773)

Net loss on investments	(1,527,805)

Net decrease in net assets resulting from operations	$(253,254)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/08*	Year ended 2/29/08

Operations:
Net investment income	$1,274,551	$1,403,457

Net realized loss on investments and
foreign currency transactions	(571,575)	(1,881,411)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(956,230)	(1,711,289)

Net decrease in net assets resulting from operations	(253,254)	(2,189,243)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(322,458)	(579,220)

Class B	(30,340)	(53,224)

Class C	(52,043)	(60,914)

Class M	(3,512)	(7,914)

Class R	(22)	(43)

Class Y	(801,029)	(822,735)

Net realized short-term gain on investments

Class A	—	(12,925)

Class B	—	(1,444)

Class C	—	(1,995)

Class M	—	(222)

Class R	—	(1)

Class Y	—	(39,613)

From net realized long-term gain on investments
Class A	—	(56,009)

Class B	—	(6,258)

Class C	—	(8,644)

Class M	—	(962)

Class R	—	(4)

Class Y	—	(171,655)

Redemption fees (Note 1)	3	273

Increase from capital share transactions (Note 4)	872,488	45,299,295

Total increase (decrease) in net assets	(590,167)	41,286,543

NET ASSETS

Beginning of period	56,333,620	15,047,077

End of period (including undistributed net investment
income of $452,214 and $387,067, respectively)	$55,743,453	$56,333,620

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net										Ratio of net
	Net asset	Net	realized and			From net					Net assets,	Ratio of	investment
	value,	investment	unrealized gain	Total from	From net	realized			Net asset	Total return	end of	expenses to	income (loss)
	beginning	income	(loss) on	investment	investment	gain on	Total	Redemption	value, end	at net asset	period	average net	to average	Portfolio
Period ended	of period	(loss) [a,d]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2008 **	$10.42	.23	(.28)	(.05)	(.22)	—	(.22)	— [e]	$10.15	(.50) *	$15,628	.37 *	2.23 *	63.87 *[f]
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [e]	10.42	(1.42)	14,503.71		4.09	112.08 [f]
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— [e]	11.06	10.53	12,621.75		4.21	82.66 [f]
February 28, 2006	10.49	.38	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593.88		3.58	70.56 [f]
February 28, 2005 †	10.00	.18	.46	.64	(.14)	(.01)	(.15)	—	10.49	6.36 *	5,426	.34 *	1.73 *	33.75 *

Class B
August 31, 2008 **	$10.39	.19	(.28)	(.09)	(.18)	—	(.18)	— [e]	$10.12	(.87) *	$1,793	.74 *	1.85 *	63.87 *[f]
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [e]	10.39	(2.14)	1,669	1.46	3.34	112.08 [f]
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— [e]	11.03	9.60	1,068	1.50	3.50	82.66 [f]
February 28, 2006 ††	10.64	.15	(.12) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.25 *	233	.81 *	1.48 *	70.56 [f]

Class C
August 31, 2008 **	$10.40	.19	(.29)	(.10)	(.18)	—	(.18)	— [e]	$10.12	(.97) *	$3,330	.74 *	1.87 *	63.87 *[f]
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [e]	10.40	(2.13)	2,556	1.46	3.30	112.08 [f]
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— [e]	11.04	9.69	1,090	1.50	3.48	82.66 [f]
February 28, 2006 ††	10.64	.15	(.13) [g]	.02	(.14)	(.09)	(.23)	—	10.43	.23 *	221	.81 *	1.45 *	70.56 [f]

Class M
August 31, 2008 **	$10.40	.21	(.28)	(.07)	(.20)	—	(.20)	— [e]	$10.13	(.73) *	$209	.62 *	1.98 *	63.87 *[f]
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [e]	10.40	(1.92)	160	1.21	3.59	112.08 [f]
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— [e]	11.04	9.93	159	1.25	3.71	82.66 [f]
February 28, 2006 ††	10.64	.17	(.14) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.33 *	91	.70 *	1.62 *	70.56 [f]

Class R
August 31, 2008 **	$10.43	.22	(.28)	(.06)	(.21)	—	(.21)	— [e]	$10.16	(.62) *	$1	.49 *	2.10 *	63.87 *[f]
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [e]	10.43	(1.57)	1.96		3.87	112.08 [f]
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— [e]	11.06	10.23	1	1.00	3.95	82.66 [f]
February 28, 2006 ††	10.64	.18	(.13) [g]	.05	(.16)	(.09)	(.25)	—	10.44	.49 *	1	.58 *	1.70 *	70.56 [f]

Class Y
August 31, 2008 **	$10.43	.25	(.29)	(.04)	(.23)	—	(.23)	— [e]	$10.16	(.38) *	$34,781	.24 *	2.35 *	63.87 *[f]
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [e]	10.43	(1.19)	37,444.46		3.89	112.08 [f]
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— [e]	11.07	10.77	109.50		4.48	82.66 [f]
February 28, 2006 †††	10.40	.16	.13 [g]	.29	(.15)	(.09)	(.24)	—	10.45	2.80 *	1	.30 *	1.61 *	70.56 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82	83

Financial highlights (continued)

* Not annualized.

** Unaudited.

† For the period September 13, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	8/31/08	2/29/08	2/28/07	2/28/06	2/28/05

Class A	0.45%	1.05%	2.94%	2.53%	0.95%

Class B	0.45	1.05	2.94	1.60	—

Class C	0.45	1.05	2.94	1.60	—

Class M	0.45	1.05	2.94	1.60	—

Class R	0.45	1.05	2.94	1.60	—

Class Y	0.45	1.05	2.94	1.60	—

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes dollar-roll transactions.

g The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments.The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by theTrustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source.The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes.The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses.The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsettingTBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2008, the value of securities loaned amounted to $73,714. The fund received cash collateral of $74,550 which is pooled with collateral of other Putnam funds into 78 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 29, 2008, the fund had a capital loss carryover of $233,376 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 29, 2016.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2009 $1,810,223 of losses recognized during the period November 1, 2007 to February 29, 2008.

The aggregate identified cost on a tax basis is $66,251,540, resulting in gross unrealized appreciation and depreciation of $2,019,040 and $4,088,514, respectively, or net unrealized depreciation of $2,069,474.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2009, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.50% of the fund’s average net assets.

For the period ended August 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $245,098 of its management fee from the fund.

Effective May 15, 2008, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective June 30, 2008, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $1,392 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2008, the fund incurred $53,467 for investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended August 31, 2008, the fund’s expenses were reduced by $2,106 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $280, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,226 and $21 from the sale of class A and class M shares, respectively, and received $805 and $123 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $7 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $55,528,872 and $26,553,379, respectively.There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended August 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received
Written options
outstanding at
beginning of period	$1,285,008	$46,392

Options opened	63	46,425
Options exercised	—	—
Options expired	(56)	(14,174)
Options closed	(140,006)	(31,315)

Written options
outstanding at
end of period	$1,145,009	$47,328

Note 4: Capital shares

At August 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/08		Year ended 2/29/08

Class A	Shares	Amount	Shares	Amount

Shares sold	421,637	$4,370,371	714,316	$7,832,827

Shares issued in connection with	27,687	288,422	54,149	588,525
reinvestment of distributions

	449,324	4,658,793	768,465	8,421,352

Shares repurchased	(301,005)	(3,135,309)	(518,141)	(5,633,163)

Net increase	148,319	$1,523,484	250,324	$2,788,189

	Six months ended 8/31/08		Year ended 2/29/08

Class B	Shares	Amount	Shares	Amount

Shares sold	68,338	$707,178	141,763	$1,541,464

Shares issued in connection with	2,710	28,129	4,672	50,422
reinvestment of distributions

	71,048	735,307	146,435	1,591,886

Shares repurchased	(54,377)	(568,639)	(82,637)	(890,429)

Net increase	16,671	$166,668	63,798	$701,457

	Six months ended 8/31/08		Year ended 2/29/08

Class C	Shares	Amount	Shares	Amount

Shares sold	95,580	$993,566	169,253	$1,835,961

Shares issued in connection with	4,136	42,894	4,598	49,312
reinvestment of distributions

	99,716	1,036,460	173,851	1,885,273

Shares repurchased	(16,629)	(175,182)	(26,666)	(285,420)

Net increase	83,087	$861,278	147,185	$1,599,853

	Six months ended 8/31/08		Year ended 2/29/08

Class M	Shares	Amount	Shares	Amount

Shares sold	4,977	$51,090	10,400	$116,227

Shares issued in connection with	318	3,299	798	8,527
reinvestment of distributions

	5,295	54,389	11,198	124,754

Shares repurchased	(10)	(100)	(10,209)	(106,757)

Net increase	5,285	$54,289	989	$17,997

	Six months ended 8/31/08		Year ended 2/29/08

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with	2	22	5	48
reinvestment of distributions

	2	22	5	48

Shares repurchased	—	—	—	—

Net increase	2	$22	5	$48

	Six months ended 8/31/08		Year ended 2/29/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	624,761	$6,529,214	5,489,136	$60,679,465

Shares issued in connection with	76,786	800,972	97,078	1,034,003
reinvestment of distributions

	701,547	7,330,186	5,586,214	61,713,468

Shares repurchased	(867,481)	(9,063,439)	(2,007,767)	(21,521,717)

Net increase (decrease)	(165,934)	$(1,733,253)	3,578,447	$40,191,751

At August 31, 2008, Putnam, LLC owned the following shares:

			Total
		Percentage of	value of
	Shares	outstanding	owned
	owned	shares	shares

A	203,197	13.2%	$2,062,450

M	106	0.5	1,074

R	107	100.0	1,083

Y	110	<0.1	1,118

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2008, management fees paid were reduced by $6,498 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $220,198 for the period ended August 31, 2008. During the period ended August 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $30,516,333 and $60,321,701, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector , as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Shareholder meeting results (unaudited)

May 22, 2008 meeting
A proposal to approve investments in commodities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

4,437,962	66,281	38,029	—

All tabulations are rounded to the nearest whole number.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended August 31, 2008. The Putnam mutual funds in this group are Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) UBS Securities, Citigroup Global Markets, Morgan Stanley & Co., Deutsche Bank Securities, and Merrill Lynch, Pierce, Fenner and Smith. Commissions paid to these firms together represented approximately 44% of the total brokerage commissions paid for the year ended August 31, 2008.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Bear Stearns & Co., Cantor Fitzgerald & Co., Credit Suisse First Boston, Goldman, Sachs & Co, J.P.Morgan Securities, Lehman Brothers, RBC Capital Markets, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert J. Darretta	Susan G. Malloy
Putnam Investment	Myra R. Drucker	Vice President and
Management, LLC	Charles E. Haldeman, Jr.	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Manager	Robert E. Patterson
Putnam Investments Limited	George Putnam, III	James P. Pappas
57–59 St James’s Street	Robert L. Reynolds	Vice President
London, England SW1A1LD	Richard B. Worley
Francis J. McNamara, III
Investment Sub-Advisor	Officers	Vice President and
The Putnam Advisory	Charles E. Haldeman, Jr.	Chief Legal Officer
Company, LLC	President
One Post Office Square		Robert R. Leveille
Boston, MA 02109	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Judith Cohen
State Street Bank	and Treasurer	Vice President, Clerk and
and Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Charles B. Curtis		Proxy Manager

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA103 252918 10/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 28, 2008